                                                                    EXHIBIT 10.6

                                INDUSTRIAL LEASE

                               (MULTI-TENANT; NET)

                           BETWEEN THE IRVINE COMPANY

                               ALSIUS CORPORATION

                                 INDEX TO LEASE

ARTICLE I. BASIC LEASE PROVISIONS................................................................................          1

ARTICLE II. PREMISES.............................................................................................          3
     SECTION 2.1. LEASED PREMISES................................................................................          3
     SECTION 2.2. ACCEPTANCE OF PREMISES.........................................................................          3
     SECTION 2.3. BUILDING NAME AND ADDRESS......................................................................          3
     SECTION 2.4. LANDLORD'S RESPONSIBILITIES....................................................................          3

ARTICLE III. TERM................................................................................................          4
     SECTION 3.1. GENERAL........................................................................................          4
     SECTION 3.2. DELAY IN POSSESSION............................................................................          4
     SECTION 3.3. RIGHT TO EXTEND LEASE..........................................................................          5

ARTICLE IV. RENT AND OPERATING EXPENSES..........................................................................          6
     SECTION 4.1. BASIC RENT.....................................................................................          6
     SECTION 4.2. OPERATING EXPENSES.............................................................................          7
     SECTION 4.3. SECURITY DEPOSIT...............................................................................         10

ARTICLE V. USES..................................................................................................         11
     SECTION 5.1. USE............................................................................................         11
     SECTION 5.2. SIGNS..........................................................................................         12
     SECTION 5.3. HAZARDOUS MATERIALS............................................................................         12

ARTICLE VI. COMMON AREAS; SERVICES...............................................................................         16
     SECTION 6.1. UTILITIES AND SERVICES.........................................................................         16
     SECTION 6.2. OPERATION AND MAINTENANCE OF COMMON AREAS......................................................         16
     SECTION 6.3. USE OF COMMON AREAS............................................................................         17
     SECTION 6.4. PARKING........................................................................................         17
     SECTION 6.5. CHANGES AND ADDITIONS BY LANDLORD..............................................................         18

ARTICLE VII. MAINTAINING THE PREMISES............................................................................         18
     SECTION 7.1. TENANT'S MAINTENANCE AND REPAIR................................................................         18
     SECTION 7.2. LANDLORD'S MAINTENANCE AND REPAIR..............................................................         19
     SECTION 7.3. ALTERATIONS....................................................................................         19
     SECTION 7.4. MECHANIC'S LIENS...............................................................................         20
     SECTION 7.5. ENTRY AND INSPECTION...........................................................................         20
     SECTION 7.6. TENANT'S SELF-HELP.............................................................................         21

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
ARTICLE VIII. TAXES AND ASSESSMENTS ON TENANT'S PROPERTY.........................................................         21

ARTICLE IX. ASSIGNMENT AND SUBLETTING............................................................................         22
     SECTION 9.1. RIGHTS OF PARTIES..............................................................................         22
     SECTION 9.2. EFFECT OF TRANSFER.............................................................................         24
     SECTION 9.3. SUBLEASE REQUIREMENTS..........................................................................         25
     SECTION 9.4. CERTAIN TRANSFERS..............................................................................         25

ARTICLE X. INSURANCE AND INDEMNITY...............................................................................         26
     SECTION 10.1. TENANT'S INSURANCE............................................................................         26
     SECTION 10.2. LANDLORD'S INSURANCE..........................................................................         26
     SECTION 10.3. JOINT INDEMNITY...............................................................................         26
     SECTION 10.4. LANDLORD'S NON LIABILITY......................................................................         28
     SECTION 10.5. WAIVER OF SUBROGATION.........................................................................         28

ARTICLE XI. DAMAGE OR DESTRUCTION................................................................................         29
     SECTION 11.1. RESTORATION...................................................................................         29
     SECTION 11.2. LEASE GOVERNS.................................................................................         30

ARTICLE XII. EMINENT DOMAIN......................................................................................         30
     SECTION 12.1. TOTAL OR PARTIAL TAKING.......................................................................         30
     SECTION 12.2. TEMPORARY TAKING..............................................................................         31
     SECTION 12.3. TAKING OF PARKING AREA........................................................................         31

ARTICLE XIII. SUBORDINATION; ESTOPPEL CERTIFICATE; FINANCIALS....................................................         31
     SECTION 13.1. SUBORDINATION.................................................................................         31
     SECTION 13.2. ESTOPPEL CERTIFICATE..........................................................................         31
     SECTION 13.3. FINANCIALS....................................................................................         32

ARTICLE XIV. DEFAULTS AND REMEDIES...............................................................................         32
     SECTION 14.1. TENANT'S DEFAULTS.............................................................................         32
     SECTION 14.2. LANDLORD'S REMEDIES...........................................................................         34
     SECTION 14.3. LATE PAYMENTS.................................................................................         35
     SECTION 14.4. RIGHT OF LANDLORD TO PERFORM..................................................................         36
     SECTION 14.5. DEFAULT BY LANDLORD...........................................................................         36
     SECTION 14.6. EXPENSES AND LEGAL FEES.......................................................................         36
     SECTION 14.7. WAIVER OF JURY TRIAL..........................................................................         37
     SECTION 14.8. SATISFACTION OF JUDGMENT......................................................................         37
     SECTION 14.9. LIMITATION OF ACTIONS AGAINST LANDLORD........................................................         37

ARTICLE XV. END OF TERM..........................................................................................         37
     SECTION 15.1. HOLDING OVER..................................................................................         37
     SECTION 15.2. MERGER ON TERMINATION.........................................................................         38
     SECTION 15.3. SURRENDER OF PREMISES; REMOVAL OF PROPERTY....................................................         38

ARTICLE XVI. PAYMENTS AND NOTICES................................................................................         38

ARTICLE XVII. RULES AND REGULATIONS..............................................................................         39

ARTICLE XVIII. BROKER'S COMMISSION...............................................................................         39

ARTICLE XIX. TRANSFER OF LANDLORD'S INTEREST.....................................................................         39

ARTICLE XX. INTERPRETATION.......................................................................................         40
     SECTION 20.1. GENDER AND NUMBER.............................................................................         40
     SECTION 20.2. HEADINGS......................................................................................         40
     SECTION 20.3. JOINT AND SEVERAL LIABILITY...................................................................         40
     SECTION 20.4. SUCCESSORS....................................................................................         40
     SECTION 20.5. TIME OF ESSENCE...............................................................................         40
     SECTION 20.6. CONTROLLING LAW...............................................................................         40
     SECTION 20.7. SEVERABILITY..................................................................................         41
     SECTION 20.8. WAIVER AND CUMULATIVE REMEDIES................................................................         41
     SECTION 20.9. INABILITY TO PERFORM..........................................................................         41
     SECTION 20.10. ENTIRE AGREEMENT.............................................................................         41
     SECTION 20.11. QUIET ENJOYMENT..............................................................................         41
     SECTION 20.12. SURVIVAL.....................................................................................         41

ARTICLE XXI. EXECUTION AND RECORDING.............................................................................         42
     SECTION 21.1. COUNTERPARTS..................................................................................         42
     SECTION 21.2. CORPORATE AND PARTNERSHIP AUTHORITY...........................................................         42
     SECTION 21.3. EXECUTION OF LEASE; NO OPTION OR OFFER........................................................         42
     SECTION 21.4. RECORDING.....................................................................................         42
     SECTION 21.5. AMENDMENTS....................................................................................         42
     SECTION 21.6. EXECUTED COPY.................................................................................         42
     SECTION 21.7. ATTACHMENTS...................................................................................         42

ARTICLE XXII. MISCELLANEOUS......................................................................................         42
     SECTION 22.1. NONDISCLOSURE OF LEASE TERMS..................................................................         42
     SECTION 22.2. GUARANTY......................................................................................         43
     SECTION 22.3. CHANGES REQUESTED BY LENDER...................................................................         43

     SECTION 22.4. MORTGAGEE PROTECTION..........................................................................         43
     SECTION 22.5. [INTENTIONALLY DELETED].......................................................................         43
     SECTION 22.6. SECURITY MEASURES.............................................................................         43
     SECTION 22.7. JAMS..........................................................................................         43
     SECTION 22.8. APPROVALS.....................................................................................         44

                                INDUSTRIAL LEASE
                               (Multi-Tenant; Net)

      THIS LEASE is made as of the day of 16th day of March, 1999, by and between THE IRVINE COMPANY, hereafter called "Landlord," and ALSIUS CORPORATION, a California corporation, hereinafter called "Tenant."

                        ARTICLE I. BASIC LEASE PROVISIONS

      Each reference in this Lease to the "Basic Lease Provisions" shall mean and refer to the following collective terms, the application of which shall be governed by the provisions in the remaining Articles of this Lease.

      1.    Premises: The Premises are more particularly described in Section
            2.1.

            Address of Building: 15770 Laguna Canyon Road, Suite 150, Irvine, California

      2.    Project Description (if applicable): Irvine Spectrum 6

      3. Use of Premises: General office, light manufacturing, research and development, warehousing, sales, distribution and other uses permitted by law; provided, however, that in no event shall the retail sale of products or services be permitted.

      4.    Estimated Commencement Date: July 1, 1999

      5. Lease Term: Thirty-Six (36) months, plus such additional days as may be required to cause this Lease to terminate on the final day of the calendar month.

      6. Basic Rent: Twenty Thousand One Hundred Fifty Dollars ($20,150.00) per month, based on $.75 per rentable square foot.

            Basic Rent is subject to adjustment as follows:

            Commencing twelve (12)months following the Commencement Date, the Basic Rent shall be Twenty Thousand Nine Hundred Fifty-Five Dollars ($20,955.00) per month, based on $.78 per rentable square foot.

            Commencing twenty-four (24) months following the Commencement Date, the Basic Rent shall be Twenty-One Thousand Seven Hundred Sixty-One Dollars ($21,761.00), based on $21 per rentable square foot.

      7.    Guarantor(s): None.

      8.    Floor Area of Premises: Approximately 26,866 rentable square feet.

      9.    Security Deposit: $67,459.00

      10.   Broker(s): CB Richard Ellis, Inc.

      11.   Additional Insureds: Insignia\ESG of California, Inc.

      12.   Address for Payments and Notices:

           LANDLORD                                    TENANT
INSIGNIA\ESG OF CALIFORNIA, INC.            ALSIUS CORPORATION
1 Ada, Suite 270                            15770 Laguna Canyon Road, Suite 150
Irvine, CA 92618                            Irvine, CA 92618

with a copy of notices to:

IRVINE INDUSTRIAL COMPANY
P.O. Box 6370
Newport Beach, CA 926586370
Attn:  Vice President, Industrial Operations

      13.   Tenant's Liability Insurance Requirement: $2,000,000.00

      14.   Vehicle Parking Spaces: Eighty-One (81)

      15.   Plan Approval Date: March 15, 1999

                              ARTICLE II. PREMISES

      SECTION 2.1. LEASED PREMISES. Landlord leases to Tenant and Tenant leases from Landlord the premises shown in Exhibit A (the "Premises"), containing approximately the floor area set forth in Item 8 of the Basic Lease Provisions and known by the suite number identified in Item 1 of the Basic Lease Provisions. The Premises consist of all the rentable square footage of, and are located within the interior of, the building identified in Item 1 of the Basic Lease Provisions (which together with the underlying real property, is called the "Building"). The Building is a portion of the project shown in Exhibit Y (the "Project"). Tenant understands that the floor area set forth in Item 8 of the Basic Lease Provisions may include, at Landlord's option, a factor approximating the total square footage of any common lobby or internal common features of the Building times the ratio of the actual square footage of the Premises to the total square footage of the Building.

      SECTION 2.2 ACCEPTANCE OF PREMISES. Except as expressly provided in this Lease, Tenant acknowledges that neither Landlord nor any representative of Landlord has made any representation or warranty with respect to the Premises or the Building or the suitability or fitness of either for any purpose, including, without limitation, any representations or warranties regarding zoning or other land use matters, and that neither Landlord nor any representative of Landlord has made any representations or warranties regarding (i) what other tenants or uses may be permitted or intended in the Building and the Project, or (ii) any exclusivity of use by Tenant with respect to its permitted use of the Premises as set forth in Item 3 of the Basic Lease Provisions. Tenant further acknowledges that neither Landlord nor any representative of Landlord has agreed to undertake any alterations or additions or construct any improvements to the Premises except as expressly provided in this Lease. The taking of possession or use of the Premises by Tenant for any purpose other than construction shall conclusively establish that the Premises and the Building were in satisfactory condition and in conformity with the provisions of this Lease in all respects, subject to Landlord's responsibilities set forth in Section 2.4 below and except for those matters which Tenant shall have brought to Landlord's attention on a written punch list. The list shall be limited to any items required to be accomplished by Landlord under the Work Letter attached as Exhibit X and shall be delivered to Landlord within thirty (30) days after the term ("Term") of this Lease commences as provided in Article III below. Nothing contained in this Section shall affect the commencement of the Term or the obligation of Tenant to pay rent. Landlord shall diligently complete all punch list items of which it is notified as provided above.

      SECTION 2.3. BUILDING NAME AND ADDRESS. Tenant shall not utilize any name selected by Landlord from time to time for the Building and/or the Project as any part of Tenants corporate or trade name. Landlord shall have the right to change the name, address, number or designation of the Building or Project without liability to Tenant.

      SECTION 2.4. LANDLORD'S RESPONSIBILITIES. Notwithstanding anything to the contrary contained in this Lease, Landlord agrees: (i) that the Premises (including, without limitation, the "Tenant Improvements" constructed pursuant to the Work Letter attached hereto) shall be in good and clean operating condition and repair as of the Commencement Date, (ii) that the plumbing, electrical and mechanical systems serving the Building, including, without limitation, the HVAC systems, shall be in good operating condition as of the Commencement

Date, and to the extent such systems fail to operate properly, that Landlord shall correct, repair or replace such systems during the initial six (6) months of the Term at Landlord's sole cost and expense and not as a Project Cost, and
(iii) that Landlord, at its sole cost and expense, shall correct, repair or restore the integrity of the slabs, foundations, footings, load-bearing walls and structural components of the roof of the Building during the initial 36-month Term of the Lease. Landlord shall, promptly after receipt of the written notice from Tenant setting forth the nature and extent of the need of any repairs referred to in the foregoing, rectify same at Landlord's sole cost and expense. Further, Landlord shall correct, repair or replace, at Landlord's sole cost and expense and not as a Project Cost, any noncompliance of the Building (including, without limitation, the Tenant Improvements constructed therein) and/or the Common Areas of the Project with all applicable building permits and codes in effect as of the Commencement Date, including, without limitation, the provisions of Title III of the Americans With Disabilities Act ("ADA") in effect as of the Commencement Date. Subject to the provisions for Landlord's construction and rehabilitation and the inclusion of the amortized costs thereof in "Project Costs" as provided in Section 5.1 of this Lease, all other ADA compliance issues regarding the Premises, including, without limitation, Tenant's construction of any alterations or other improvements in the Premises and in connection with the operation of Tenant's business and employment practices in the Premises, shall be the responsibility of Tenant at its sole cost and expense. The repairs, corrections or replacements required of Landlord under this Section 2.4 in connection with noncompliance with permits and codes shall be made promptly following notice of noncompliance from any applicable governmental agency. Tenant shall promptly forward any such notice that Tenant receives to Landlord.

                                ARTICLE III. TERM

      SECTION 3.1. GENERAL. The Term shall be for the period shown in Item 5 of the Basic Lease Provisions. Subject to the provisions of Section 3.2 below, the Term shall commence ("Commencement Date") on the date by which all of the following have occurred: (a) Landlord has substantially completed the Tenant Improvements in accordance with Exhibit X, (b) Landlord has tendered delivery of possession of the Premises to Tenant, and (c) Landlord has obtained all permits and approvals required by the appropriate governmental authorities for the legal occupancy of the Premises. Within ten (10) days after the Commencement Date has occurred, the parties shall memorialize on a form provided by Landlord the actual Commencement Date and the expiration date ("Expiration Date") of this Lease. Tenant's failure to execute that form shall not affect the validity of Landlord's determination of those dates.

      SECTION 3.2. DELAY IN POSSESSION. If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on or before the Estimated Commencement Date, this Lease shall not be void or voidable nor shall Landlord be liable to Tenant for any resulting loss or damage. However, Tenant shall not be liable for any rent and the Commencement Date shall not occur until Landlord delivers possession of the Premises and the Premises are in fact available for Tenant's occupancy with any Tenant Improvements that have been approved as per
Section 3.l(a) above, except that if Landlord's failure to so deliver possession on the Estimated Commencement Date is attributable to any "Tenant Delay" as defined in the Work Letter attached to this Lease, then the Commencement Date shall not be advanced to the date on which possession of the Premises is tendered to Tenant, and Landlord shall be entitled to full performance by Tenant (including the payment of rent) from the date Landlord would have been able to deliver the Premises to Tenant but for Tenant's delay(s). Notwithstanding anything to the contrary contained in this Section 3.2, if for any reason other than Tenant Delays or other matters beyond Landlord's reasonable control, the actual Commencement Date has not occurred by the date that is one hundred fifty (150) days following the estimated Commencement Date, then Tenant may, by written notice to Landlord given at any time thereafter but prior to the actual occurrence of the Commencement Date, elect to terminate this Lease. Notwithstanding the foregoing, if at any time during the construction period, Landlord reasonably believes that the Commencement Date will not occur on or before one hundred fifty (150) days following the Estimated Commencement Date, Landlord may notify Tenant in writing of such fact and of a new outside date on or before ten (10) days of receipt of such notice to either terminate this Lease or waive its right to terminate this Lease, provided the Commencement Date occurs on or prior to the new outside date established by Landlord in such notice to Tenant. Tenant's failure to elect to terminate this Lease within such ten (10) day period shall be deemed Tenant's waiver of its right to terminate this Lease as provided in this paragraph as to the previous outside date, but not as to the new outside date established by said notice.

      SECTION 3.3. RIGHT TO EXTEND LEASE. Provided that Tenant is not in Default under any provision of this Lease, either at the time of exercise of the extension right granted herein or at the time of the commencement of such extension, and provided further that Tenant (and/or any "Tenant Affiliate," as hereinafter defined) is occupying the entire floor area of these Premises, Tenant may extend the Term of this Lease for one (1) period of thirty-six (36) months. Tenant shall exercise its right to extend the Term by, and only by, delivering to Landlord, not less than nine (9) months or more than twelve (12) months prior to the expiration date of the Term, Tenant's irrevocable written notice of its commitment to extend (the "Commitment Notice"). The Basic Rent payable under the Lease during any extension of the Term shall be at the fair market rental, including subsequent adjustments, for comparable industrial space being leased by Landlord in the Project. In the event that the parties are not able to agree on the fair market rental within one hundred twenty (120) days prior to the expiration date of the Term, then said rental, including subsequent adjustments, to be determined by appraisal as follows.

      Within one hundred twenty (120) and ninety (90) days prior to the expiration date of the Term, Landlord shall notify Tenant in writing of the Basic Rent, including adjustments, that would reflect the prevailing market rental rate for a 36-month renewal of comparable space in the Project as of the commencement of the extension period ("Landlord's Determination"). Should Tenant disagree with the Landlord's Determination, then Tenant shall, not later than twenty (20) days thereafter, notify Landlord in writing of Tenant's determination of those rental terms ("Tenant's Determination"). Within ten (10) days following delivery of the Tenant's Determination, the parties shall attempt to agree on an appraiser to determine the fair market rental. If the parties are unable to agree in that time, then each party shall designate an appraiser within ten (10) days thereafter. Should either party fail to so designate an appraiser within that time, then the appraiser designated by the other party shall determine the fair market rental. Should each of the parties timely designate an appraiser, then the two appraisers so designated shall appoint a third appraiser who shall, acting alone, determine the fair market rental for the Premises. Any appraiser designated hereunder shall have an MA1 certification with not less than five (5)years' experience in the valuation of commercial industrial buildings in Orange County, California.

      Within thirty (30) days following the selection of the appraiser and such appraiser's receipt of the Landlord's Determination and the Tenant's Determination, the appraiser shall determine whether the rental rate determined by Landlord or by Tenant more accurately reflects the fair market rental rate for the 36-month renewal of the Lease for the Premises, as reasonably extrapolated to the commencement of the extension period. Accordingly, either the Landlord's Determination or the Tenant's Determination shall be selected by the appraiser as the fair market rental rate for the extension period. In making such determination, the appraiser shall consider rental comparables for the Project and for similarly improved space within the Irvine Spectrum with appropriate adjustment for location and quality of project, but the appraiser shall not attribute any factor for market tenant improvement allowances or brokerage commissions in making its determination of the fair market rental rate. Any time before the decision of the appraiser is rendered, either party may, by written notice to the other party, accept the rental terms submitted by the other party, in which event such terms shall be deemed adopted as the agreed fair market rental. The fees of the appraiser(s) shall be borne entirely by the party whose determination of the fair market rental rate was not accepted by the appraiser.

      Within twenty (20) days after the determination of the fair market rental, Landlord shall prepare a reasonably appropriate amendment to this Lease for the extension period and Tenant shall execute and return same to Landlord within ten
(10) days. Should the fair market rental not be established by the commencement of the extension period, then Tenant shall continue paying rent at the rate in effect during the last month of the initial Term, and a lump sum adjustment shall be made promptly upon the determination of such new rental.

      If Tenant fails to timely exercise its right to extend the Term as herein provided, Tenant's right to extend the Term shall be extinguished and the Lease shall automatically terminate as of the expiration date of the Term, without any extension and without any liability to Landlord. Any attempt to assign or transfer any right or interest created by this paragraph to any person or entity other than a "Tenant Affiliate" (as hereinafter defined) shall be void from its inception. Tenant shall have no other right to extend the Term beyond the single thirty-six (36) month extension created by this paragraph. Unless agreed to in a writing signed by Landlord and Tenant, any extension of the Term, whether created by an amendment to this Lease or by a holdover of the Premises by Tenant, or otherwise, shall be deemed a part of, and not in addition to, any duly exercised extension period permitted by this paragraph.

                     ARTICLE IV. RENT AND OPERATING EXPENSES

      SECTION 4.1. BASIC RENT. From and after the Commencement Date, Tenant shall pay to Landlord without deduction or offset, Basic Rent for the Premises in the total amount shown (including subsequent adjustments, if any) in Item 6 of the Basic Lease Provisions. Any rental adjustment shown in Item 6 shall be deemed to occur on the specified monthly anniversary of the Commencement Date, whether or not that date occurs at the end of a calendar month. The rent shall be due and payable in advance commencing on the

Commencement Date (as prorated for any partial month) and continuing thereafter on the first day of each successive calendar month of the Term. No demand, notice or invoice shall be required for the payment of Basic Rent An installment of rent in the amount of one (1) full month's Basic Rent at the initial rate specified in Item 6 of the Basic Lease Provisions shall be delivered to Landlord concurrently with Tenant's execution of this Lease and shall be applied against the Basic Rent first due hereunder.

      SECTION 4.2 OPERATING EXPENSES.

      (a) Tenant shall pay to Landlord, as additional rent, Tenant's Share of "Operating Expenses," as defined below, incurred by Landlord in the operation of the Building and Project. The term "Tenant's Share" means that portion of an Operating Expense determined by multiplying the cost of such Item by a fraction, the numerator of which is the floor area of the Premises and the denominator of which is the total square footage of the floor area of the Building or the Project, as applicable, as of the date on which the computation is made, to be charged with such Operating Expense.

      (b) Commencing prior to the start of the first full "Expense Recovery Period" (as defined below) of the Lease, and prior to the start of each full or partial Expense Recovery Period thereafter, Landlord shall give Tenant a written estimate of the amount of Tenant's Share of Operating Expenses for the Expense Recovery Period Tenant shall pay the estimated amounts to Landlord in equal monthly installments, in advance, with Basic Rent. If Landlord has not finished its written estimate for any Expense Recovery Period by the time set forth above, Tenant shall continue to pay cost reimbursements at the rates established for the prior Expense Recovery Period, if any; provided that when the new estimate is delivered to Tenant, Tenant shall, at the next monthly payment date, pay any accrued cost reimbursements based upon the new estimate. For purposes hereof, "Expense Recovery Period" shall mean every twelve-month period during the Term (or portion thereof for the first and last lease years) commencing July 1 and ending June 30.

      (c) Within one hundred twenty (120) days after the end of each Expense Recovery Period, Landlord shall furnish to Tenant a statement showing in reasonable detail the actual or prorated Operating Expenses incurred by Landlord during the period, and the parties shall within thirty (30) days thereafter make any payment or allowance necessary to adjust Tenant's estimated payments, if any, to the actual Tenant's Share as shown by the annual statement. Any delay or failure by Landlord in delivering any statement hereunder shall not constitute a waiver of Landlord's right to require Tenant to pay Tenant's Share of Operating Expenses pursuant hereto. Any amount due Tenant shall be credited against installments next corning due under this Section 4.2, and any deficiency shall be paid by Tenant together with the next installment. If Tenant has not made estimated payments during the Expense Recovery Period, any amount owing by Tenant pursuant to subsection (a) above shall be paid to Landlord in accordance with Article XVI. Should Tenant fail to object in writing to Landlord's determination of actual Operating Expenses within one hundred eighty (180) days following delivery of Landlord's expense statement, Landlord's determination of actual Operating Expenses for the applicable Expense Recovery Period shall be conclusive and binding on the parties and any future claims to the contrary shall be barred.

      Provided Tenant is not then &Default hereunder, Tenant shall have the right to cause a trained accountant to audit Landlord's Operating Expenses. In no event, however, shall such accountant be compensated by Tenant on a "contingency" basis, or on any other basis tied to the results of said audit. Tenant shall give notice to Landlord of Tenant's intent to audit within one hundred eighty (180) days after Tenant's receipt of Landlord's expense statement which sets forth Landlord's actual Operating Expenses. Such audit shall be conducted at a mutually agreeable time during normal business hours at the office of Landlord or its management agent where the records are maintained. If Tenant's audit determines that actual Operating Expenses have been overstated by more than five percent (5%), then, subject to Landlord's right to review and/or contest the audit results, Landlord shall reimburse Tenant for the reasonable out of pocket costs of such audit. Tenant's rent shall be appropriately adjusted to reflect any overstatement in Operating Expenses. In the event of a dispute between Landlord and Tenant regarding the results of such audit, either party may elect to submit the matter for binding arbitration with JAMS/ENDISPUTE or its successor in Orange County, California.

      All of the information obtained by Tenant and/or its auditor in connection with such audit, as well as any compromise, settlement, or adjustment reached between Landlord and Tenant as a result thereof (except to the extent that Tenant shall prove that such information, compromise, settlement or adjustment was otherwise available in the public domain), shall be held in strict confidence and, except as may be required pursuant to litigation or court order and except for inadvertent disclosures despite Tenant's reasonable efforts to keep the disclosed information confidential, shall not be disclosed to any third party, directly or indirectly, by Tenant or its auditor or any of their officers, agents or employees. Landlord may require Tenant's auditor to execute a separate confidentiality agreement in commercially reasonable form affirming the foregoing as a condition precedent to any audit. In the event of a violation of this confidentiality covenant in connection with any audit, then in addition to any other legal or equitable remedy available to Landlord, Tenant shall forfeit its right to any reconciliation or cost reimbursement payment from Landlord due to said audit (and any such payment theretofore made by Landlord shall be promptly returned by Tenant), and Tenant shall have no further audit rights under this Lease.

      (d) Even though the Lease has terminated and the Tenant has vacated the Premises, when the final determination is made of Tenant's Share of Operating Expenses for the Expense Recovery Period in which the Lease terminates, Tenant shall, within ten (10) days after receiving notice, pay the entire increase due over the estimated expenses paid. Conversely, any overpayment made in the event expenses decrease shall be rebated by Landlord to Tenant within ten (10) days following such final determination.

      (e) If, at any time during any Expense Recovery Period, any one or more of the Operating Expenses are increased to a rate(s) or amount(s) in excess of the rate(s) or amount(s) used in calculating the estimated expenses for the year, then the estimate of Tenants Share of Operating Expenses shall be increased for the month in which such rate(s) or amount(s) become(s) effective and for all succeeding months by an amount equal to Tenant's Share of the increase. Landlord shall give Tenant written notice of the amount or estimated amount of the increase, the month in which the increase will become effective, Tenant's Share thereof and the month for which the payments are due. Tenant shall pay the increase to Landlord as a part of

Tenant's monthly payments of estimated expenses as provided in paragraph (b) above, commencing with the month in which effective.

      (f) The term, "Operating Expenses" shall mean and include all "Project Costs" (as hereafter defined) and "Property Taxes" (as hereafter defined).

      (g) The term, "Project Costs" shall include all expenses of operation and maintenance of the Building and the Project, together with all appurtenant Common Areas (as defined in Section 6.2),and shall include the following charges by way of illustration but not limitation: water and sewer charges; insurance premiums or reasonable premium equivalents should Landlord elect to self-insure any risk that Landlord is authorized to insure hereunder; license, permit, and inspection fees; heat; light; power; janitorial services to any interior Common Areas; air conditioning; supplies; materials; equipment; tools; the cost of any environmental, insurance, tax or other consultant utilized by Landlord in connection with the Building and/or Project; establishment of reasonable reserves for replacements and/or repair of Common Area improvements, equipment and supplies; costs incurred in connection with compliance of any Laws or changes in laws applicable to the Building or the Project; the cost of any capital investments (other than tenant improvements for specific tenants) to the extent of the amortized amount thereof over the useful life of such capital investments (in accordance with generally accepted accounting principles, consistently applied) calculated at a market cost of funds, as reasonably determined by Landlord, for each such year of useful life during the Term; costs associated with the procurement and maintenance of an air conditioning, heating and ventilation service agreement; labor, reasonably allocated wages and salaries, fringe benefits, and payroll taxes for administrative and other personnel directly applicable to the Building and/or Project, including both Landlord's personnel and outside personnel; any expense incurred pursuant to Sections 6.1, 6.2, 6.4, 7.2, and 10.2; and a reasonable and reasonably allocated overhead management fee for the professional operation of the Project which shall be competitive with fees charged for the management of similar projects in the Irvine Spectrum area. It is understood that Project Costs shall include competitive charges for direct services provided by any subsidiary or division of Landlord.

      Notwithstanding anything to the contrary in this Section 4.2(g), "Project Costs" shall not include and Tenant shall not have any obligation to perform or to pay for the following (collectively, "Costs"): (a) Costs occasioned by the violation of any law by Landlord or its authorized agents, contractors or employees; (b) Costs of repair or restoration as the result of damage to the Building occasioned by a casualty governed by the provisions of Article XI of this Lease, and Costs of restoration as the result of the exercise of the power of eminent domain and governed by the provisions of Article XII of this Lease;
(c) Costs for which Landlord has received reimbursement from others; (d) Costs for which Landlord is responsible pursuant to Section 2.4 of this Lease; (e) fees, commissions, attorneys' fees, costs or other disbursements incurred in connection with negotiations or disputes with any other occupant of the Project or arising from the violation by Landlord or any occupant of the Project (other than Tenant) of the terms and conditions of any lease or other agreement; (f) depreciation or amortization; (g) interest, charges and fees incurred on debt, payments on mortgages and rent under ground leases encumbering the Premises and/or the Project; (h) Costs incurred in connection with the presence of any Hazardous Material in, on, under or about the Project, except to the extent

Tenant is responsible for such Costs as provided in Section 5.3 of this Lease;
(i) Costs and expenses for which Tenant reimburses Landlord directly or which Tenant pays directly to a third person; (j) any salaries or other compensation payable by Landlord at the "executive" level; (k) the cost of any capital investments to the Project and/or the Building except to the extent that such costs are incurred either for the replacement or restoration of any existing system or component of the Building and/or the Project or for a new system or component that Landlord reasonably believes will reduce overall Project Costs (provided that nothing contained in this subsection (k) shall amend or supersede the provisions of Section 5.1 of this Lease, nor amend or supersede Tenant's responsibility for capital costs resulting from its particular use of the Premises); and (l) Costs relating exclusively to other buildings in the Project other than the Building.

      (h) The term "Property Taxes" as used herein shall include the following:
(i) all real estate taxes or personal property taxes, as such property taxes may be reassessed from time to time; and (ii) other taxes, charges and assessments which are levied with respect to this Lease or to the Building and/or the Project, and any improvements, fixtures and equipment and other property of Landlord located in the Building and/or the Project, except that general net income and franchise taxes imposed against Landlord shall be excluded; and (iii) all assessments and fees for public improvements, services, and facilities and impacts thereon, including, without limitation, arising out of any Community Facilities Districts, "Mello Roos" districts, similar assessment districts, and any traffic impact mitigation assessments or fees; (iv) any tax, surcharge or assessment which shall be levied in addition to or in lieu of real estate or personal property taxes, other than taxes covered by Article VIII; and (v) costs and expenses incurred in contesting the amount or validity of any Property Tax by appropriate proceedings. Notwithstanding anything to the contrary in this
Section 4.2(h), "Property Taxes" shall not include, and Tenant shall not be required to pay, any portion of any tax or assessment expense or any increase therein (a) levied on Landlord's rental income, unless such tax or assessment expense is imposed in lieu of Property Taxes; (b) imposed on land and improvements other than the Building or Project; or (c) attributable to Landlord's net income, inheritance, gift, transfer, estate or state taxes; or
(d) taxes and/or assessments to the extent that such taxes or assessments were paid in installments other than over the longest possible term.

      SECTION 4.3. SECURITY DEPOSIT. Concurrently with Tenant's delivery of this Lease, Tenant shall deposit with Landlord the sum, if any, stated in Item 9 of the Basic Lease Provisions, to be held by Landlord as security for the full and faithful performance of Tenants obligations under this Lease (the "Security Deposit"). Upon any Default by Tenant, including specifically Tenant's failure to pay rent or to abide by its obligations under Sections 7.1 and 15.3 below, whether or not Landlord is informed of or has knowledge of the Default, the Security Deposit shall be deemed to be automatically and immediately applied, without waiver of any rights Landlord may have under this Lease or at law or in equity as a result of the Default as a setoff for full or partial compensation for that Default. If any portion of the Security Deposit is applied after a Default by Tenant, Tenant shall, within five (5) days after written demand by Landlord, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit. The Security Deposit shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest in this Lease) within sixty (60) days after the expiration of the Term, provided that Landlord may, in its reasonable discretion, retain all or a portion of the Security Deposit to the extent, and until such time as, all amounts due from Tenant in accordance with this Lease have been determined and paid in full, with any balance of the Security Deposit being returned to Tenant within sixty (60) days after the expiration of the Term.

      Provided that Tenant has not at any time been in default under this Lease, and provided further that Tenant has not at any time been more than five (5) days late with respect to any payments of rent due under this Lease more than once during the Term, then Landlord shall return to Tenant a portion of the Security Deposit in the form of a credit against Basic Rent in accordance with the following schedule:

      (a) Twenty-One Thousand Seven Hundred Sixty-One Dollars ($21,761.00) credited against the Basic Rent due and payable for the thirty-fifth (35th) month of the Term; and

      (b) Twenty-One Thousand Seven Hundred Sixty One Dollars ($21,761.00) credited against the Basic Rent due and payable for the thirty-sixth (36th) month of the Term.

                                 ARTICLE V. USES

      SECTION 5.1. USE. Tenant shall use the Premises only for the purposes stated in Item 3 of the Basic Lease Provisions, all m accordance with applicable laws and restrictions and pursuant to approvals to be obtained by Tenant from all relevant and required governmental agencies and authorities. The parties agree that any contrary use shall be deemed to cause material and irreparable harm to Landlord and shall entitle Landlord to injunctive relief in addition to any other available remedy. Tenant, at its expense, shall procure, maintain and make available for Landlord's inspection throughout the Term, all governmental approvals, licenses and permits, if any, required for the proper and lawful conduct of Tenant's business in the Premises. Tenant shall not do or permit anything to be done in or about the Premises which will in any way interfere with the rights of other occupants of the Building or the Project, or use or allow the Premises to be used for any unlawful purpose, nor shall Tenant permit any nuisance or commit any waste in the Premises or the Project. Tenant shall not perform any work or conduct any business whatsoever in the Project other than inside the Premises. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any insurance policy(ies) covering the Building, the Project and/or their contents (unless Tenant agrees to pay for such increases), and shall comply with all applicable insurance underwriters rules. Tenant shall comply at its expense with all present and future laws, ordinances, restrictions, regulations, orders, rules and requirements of all governmental authorities that pertain to Tenant or its use of the Premises, including, without limitation, all federal and state occupational health and safety requirements, whether or not Tenant's compliance will necessitate expenditures or interfere with its use and enjoyment of the Premises. Notwithstanding the foregoing or anything in this Lease to the contrary, to the extent that construction or rehabilitation is required in connection with the foregoing compliance, Landlord shall perform such construction or rehabilitation and the costs thereof, subject to the limitations on capital investments contained in Section 4.2(g), shall be considered as part of "Project Costs" (except to the extent that such compliance results from Tenant's particular use of the Premises [including, without limitation, ADA compliance by

Tenant in connection with its business and employment practices in the Premises], in which event Tenant shall perform all required construction and/or rehabilitation at its sole cost and expense). Tenant shall comply at its expense with all present and future covenants, conditions, easements or restrictions now or hereafter affecting or encumbering the Building and/or Project, and any amendments or modifications thereto, including, without limitation, the payment by Tenant of any periodic or special dues or assessments charged against the Premises or Tenant which may be allocated to the Premises or Tenant in accordance with the provisions thereof; provided that such compliance with future covenants, conditions, easements or restrictions hereafter affecting the Building and/or the Project, and/or compliance with amendments or modifications ) to existing covenants, conditions, easements or restrictions, do not unreasonably interfere with Tenant's business operations on the Premises or materially increase the obligations or materially decrease the rights of Tenant under this Lease. Tenant shall, promptly upon demand, reimburse Landlord for any additional insurance premium charged by reason of Tenant's failure to comply with the provisions of this Section, and shall indemnify Landlord from any liability and/or expense resulting from Tenant's noncompliance.

      SECTION 5.2. SIGNS. Tenant shall have the right to one (1) exterior "building top" sign on the facade of the Building facing Laguna Canyon Road and one (1) exterior "eyebrow" sign on the Building, subject to Landlord's right of prior approval that such exterior signage is in compliance with the Signage Criteria (defined below). Except as provided in the foregoing or as otherwise approved in writing by Landlord, in its sole discretion, Tenant shall have no right to maintain identification signs in any location in, on or about the Premises, the Building or the Project, and shall not place or erect any signs, displays or other advertising materials that are visible from the exterior of the Building. The size, design, graphics, material, style, color and other physical aspects of any permitted sign shall be subject to Landlord's written approval prior to installation (which approval may be withheld in Landlord's discretion), any covenants, conditions or restrictions encumbering the Premises, Landlord's signage program for the Project, as in effect from time to time and approved by the City in which the Premises are located ("Signage Criteria"), and any applicable municipal or other governmental permits and approvals. Tenant acknowledges having received and reviewed a copy of the current Signage Criteria for the Project. Tenant shall be responsible for the cost of any permitted sign, including the fabrication, installation, maintenance and removal thereof. If Tenant fails to maintain its sign, or if Tenant fails to remove same upon termination of this Lease and repair any damage caused by such removal, Landlord may do so at Tenant's expense.

      SECTION 5.3. HAZARDOUS MATERIALS.

      (a) For purposes of this Lease, the term "Hazardous Materials" includes
(i) any "hazardous materials" as defined in Section 25501(n) of the California Health and Safety Code, (ii) any other substance or matter which results in liability to any person or entity from exposure to such substance or matter under any statutory or common law theory, and (iii) any substance or matter which is in excess of permitted levels set forth in any federal, California or local law or regulation pertaining to any hazardous or toxic substance, material or waste.

      (b) Tenant shall not cause or permit any Hazardous Materials to be brought upon, stored, used, generated, released or disposed of on, under, from or about the Premises (including, without limitation, the soil and groundwater thereunder) without the prior written consent of

Landlord. Notwithstanding the foregoing, Tenant shall have the right, without obtaining prior written consent of Landlord, to utilize within the Premises standard office products that may contain hazardous materials (such as photocopy toner, "White Out," and the like); provided, however, that (i) Tenant shall maintain such products in their original retail packaging, shall follow all instructions on such packaging with respect to the storage, use and disposal of such products, and shall otherwise comply with all applicable laws with respect to such products, and (ii) all of the other terms and provisions of this Section
5.3 shall apply with respect to Tenant's storage, use and disposal of all such products. Landlord may, in its sole discretion, place such commercially reasonable conditions as Landlord deems appropriate with respect to any such Hazardous Materials, and may further require that Tenant demonstrate that any such Hazardous Materials are necessary or useful to Tenant's business and will be generated, stored, used and disposed of in a manner that complies with all applicable laws and regulations pertaining thereto and with good business practices. Tenant understands that Landlord may utilize an environmental consultant to assist in determining conditions of approval in connection with the storage, generation, release, disposal or use of Hazardous Materials by Tenant on or about the Premises, and/or to conduct periodic inspections of the storage, generation, use, release and/or disposal of such Hazardous Materials by Tenant on and from the Premises, and Tenant agrees that any costs incurred by Landlord in connection therewith shall be reimbursed by Tenant to Landlord as additional rent hereunder upon demand.

      (c) Prior to the execution of this Lease, Tenant shall complete, execute and deliver to Landlord an Environmental Questionnaire and Disclosure Statement (the "Environmental Questionnaire") in the form of attached hereto. The completed Environmental Questionnaire shall be deemed incorporated into this Lease for all purposes, and Landlord shall be entitled to rely fully on the information contained therein. On each anniversary of the Commencement Date until the expiration or sooner termination of this Lease, Tenant shall disclose to Landlord in writing the names and amounts of all Hazardous Materials which were stored, generated, used, released and/or disposed of on, under or about the Premises for the twelve-month period prior thereto, and which Tenant desires to store, generate, use, release and/or dispose of on, under or about the Premises for the succeeding twelve-month period. In addition, to the extent Tenant is permitted to utilize Hazardous Materials upon the Premises, Tenant shall promptly provide Landlord with complete and legible copies of all the following environmental documents relating thereto: reports filed pursuant to any self-reporting requirements; permit applications, permits, monitoring reports, workplace exposure and community exposure warnings or notices and all other reports, disclosures, plans or documents (even those which may be characterized as confidential) relating to water discharges, air pollution, waste generation or disposal, and underground storage tanks for Hazardous Materials; orders, reports, notices, listings and correspondence (even those which may be considered confidential) of or concerning the release, investigation of, compliance, cleanup, remedy and corrective actions, and abatement of Hazardous Materials; and all complaints, pleadings and other legal documents filed by or against Tenant related to Tenant's use, handling, storage, release and/or disposal of Hazardous Materials.

      (d) Landlord and its agents shall have the right, but not the obligation, to inspect, sample and/or monitor the Premises and/or the soil or groundwater thereunder at any time to determine whether Tenant is complying with the terms of this Section 5.3, and in connection therewith Tenant shall provide Landlord with full access to all relevant facilities, records and personnel. If Tenant is not in compliance with any of the provisions of this Section 5.3, or in the event of a release of any Hazardous Material on, under or about the Premises caused or permitted by Tenant, its agents, employees, contractors, licensees or invitees, Landlord and its agents shall have the right, but not the obligation, without limitation upon any of Landlord's other rights and remedies under this Lease, to immediately enter upon the Premises without notice and to discharge Tenants obligations under this Section 5.3 at Tenant's expense, including, without limitation, the taking of emergency or long-term remedial action. Landlord and its agents shall endeavor to minimize interference with Tenant's business in connection therewith, but shall not be liable for any such interference. In addition, Landlord, at Tenant's expense, shall have the right, but not the obligation, to join and participate in any legal proceedings or actions initiated in connection with any claims arising out of the storage, generation, use, release and/or disposal by Tenant or its agents, employees, contractors, licensees or invitees of Hazardous Materials on, under, from or about the Premises.

      (e) If the presence of any Hazardous Materials on, under, from or about the Premises or the Project caused or permitted by Tenant or its agents, employees, contractors, licensees or invitees results in (i) injury to any person, injury to or any contamination of the Premises or the Project, or (ii) injury to or contamination of any real or personal property wherever situated, Tenant, at its expense, shall promptly take all actions necessary to return the Premises and the Project and any other affected real or personal property owned by Landlord to the condition existing prior to the introduction of such Hazardous Materials and to remedy or repair any such injury or contamination, including, without limitation, any cleanup, remediation, removal, disposal, neutralization or other treatment of any such Hazardous Materials. Notwithstanding the foregoing, Tenant shall not, without Landlord's prior written consent, take any remedial action in response to the presence of any Hazardous Materials on, under or about the Premises or the Project or any other affected real or personal property owned by Landlord, or enter into any similar agreement, consent, decree or other compromise with any governmental agency with respect to any Hazardous Materials claims; provided, however, Landlord's prior written consent shall not be necessary in the event that the presence of Hazardous Materials on, under or about the Premises or the Project or any other affected real or personal property owned by Landlord (i) imposes an immediate threat to the health, safety or welfare of any individual or (ii) is of such a nature that an immediate remedial response is necessary and it is not possible to obtain Landlord's consent before taking such action. To the fullest extent permitted by law, Tenant shall indemnify, hold harmless, protect and defend (with attorneys acceptable to Landlord) Landlord and any successors to all or any portion of Landlord's interest in the Premises and the Project and any other real or personal property owned by Landlord from and against any and all liabilities, losses, damages, diminution in value, judgments, fines, demands, claims, recoveries, deficiencies, costs and expenses (including, without limitation, attorneys' fees, court costs and other professional expenses), whether foreseeable or unforeseeable, arising directly or indirectly out of the use, generation, storage, treatment, release, on or offsite disposal or transportation of Hazardous Materials on, into, from, under or about the Premises, the Building and the Project and any other real or personal property owned by Landlord caused or permitted by Tenant, its agents, employees, contractors, licensees or invitees, specifically including, without limitation, the cost of any required or necessary repair, restoration, cleanup or detoxification of the Premises, the Building and the Project and any other real or personal property owned by Landlord, and the preparation of any closure or other required plans, whether or not such action is required or necessary during the Tem or after the expiration of this Lease. If Landlord at any time discovers that Tenant or its agents, employees, contractors, licensees or invitees may have caused or permitted the release of a Hazardous Material on, under, from or about the Premises or the Project or any other real or personal property owned by Landlord, Tenant shall, at Landlord's request, immediately prepare and submit to Landlord a comprehensive plan, subject to Landlord's approval, specifying the actions to be taken by Tenant to return the Premises or the Project or any other real or personal property owned by Landlord to the condition existing prior to the introduction of such Hazardous Materials. Upon Landlord's approval of such cleanup plan, Tenant shall, at its expense, and without limitation of any rights and remedies of Landlord under this Lease or at law or in equity, immediately implement such plan and proceed to cleanup such Hazardous Materials in accordance with all applicable laws and as required by such plan and this Lease. The provisions of this subsection (e) shall expressly survive the expiration or sooner termination of this Lease.

      (f) Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, certain facts relating to Hazardous Materials at the Project known by Landlord to exist as of the date of this Lease, as more particularly described in Exhibit C attached hereto. Tenant shall have no liability or responsibility with respect to the Hazardous Materials facts described in Exhibit C, nor with respect to any Hazardous Materials which were not caused or permitted by Tenant, its agents, employees, contractors, licensees or invitees. Notwithstanding the preceding two sentences, Tenant agrees to notify its agents, employees, contractors, licensees, and invitees of any exposure or potential exposure to Hazardous Materials at the Premises that Landlord brings to Tenant's attention.

      (g) To "Landlord's knowledge" (as hereinafter defined), except as disclosed on Exhibit C attached hereto: (a) no Hazardous Material is present on the Project or the soil, surface water or groundwater thereof, (b) no underground storage tanks are present on the Project, and (c) no action, proceeding or claim is pending or threatened regarding the Project concerning any Hazardous Material or pursuant to any environmental law. As used herein, "Landlord's knowledge" shall mean the actual knowledge, as of the Commencement Date of this Lease, of the current employees of Landlord charged with responsibility for the environmental compliance of the Project with Hazardous Materials laws, but without obligation whatsoever for on- or off-site inquiry, investigation or inspection.

      (h) Landlord shall take responsibility, at its sole cost and expense, for any governmentally ordered cleanup, remediation, removal disposal, neutralization, monitoring or other treatment of the Hazardous Materials conditions disclosed on Exhibit C attached hereto, and in connection with other Hazardous Materials which were present in, on under or about any part of the Project as of the Commencement Date. The foregoing obligation on the part of Landlord shall include the reasonable costs (including, without limitation, reasonable attorneys' fees) of defending Tenant (with attorneys reasonably acceptable to Tenant) from and against any legal action or proceeding instituted by any governmental agency in connection with such cleanup, remediation, removal, disposal neutralization or other treatment of such conditions; provided that Tenant promptly tenders such defense to Landlord. The obligation on the part of Landlord contained in this Section 5.3(h) is personal to The Irvine Company and shall not be binding on, nor inure against any successor in interest to The Irvine Company as of the owner of the Premises, including, without limitation, any lender acquiring the Premises by foreclosure of its mortgage or deed of trust or deed in lieu of foreclosure. Subject to the foregoing, and to the limitations contained elsewhere in this Lease, the provisions of this subsection
(h) shall expressly survive the expiration or sooner termination of this Lease.

      (i) The rights, obligations and duties of the parties contained in this
Section 5.3 shall supersede any contrary provisions contained in Sections 7.1,
7.2 and/or 10.3 of this Lease.

                       ARTICLE VI. COMMON AREAS; SERVICES

      SECTION 6.1. UTILITIES AND SERVICES. Tenant shall pay promptly, directly to the appropriate supplier, all charges for water, gas, electricity, sewer, heat, light, power, telephone, refuse pickup, janitorial service, interior landscape maintenance and all other utilities, materials and services furnished directly to Tenant or the Premises or used by Tenant in, on or about the Premises during the Term, together with any taxes thereon. If any utilities or services are not separately metered or assessed to Tenant, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services and Tenant shall pay such amount to Landlord, as an item of additional rent, within ten (10) days after receipt of Landlord's statement or invoice therefor. Alternatively, Landlord may elect to include such cost in the definition of Building Costs, in which event Tenant shall pay Tenant's proportionate share of such costs in the manner set forth in Section 4.2. Landlord shall not be liable for damages or otherwise for any failure or interruption of any utility or other service furnished to the Premises, and no such failure or interruption shall be deemed an eviction or entitle Tenant to terminate this Lease or withhold or abate any rent due hereunder. Landlord shall, at all reasonable times, have free access to all electrical and mechanical installations of Landlord; provided that Landlord shall interfere as little as reasonably practicable with the conduct of Tenant's business in the Premises. Notwithstanding the foregoing, if as a result of the actions of Landlord, its authorized agents or employees, for more than three (3) consecutive business days following written notice to Landlord there is no HVAC or electricity services to all or a portion of the Premises, or such an interruption of other essential utilities and building services, such as fire protection or water, so that all or a portion of the Premises cannot be used by Tenant, then Tenant's Basic Rent (or an equitable portion of such Basic Rent to the extent that less than all of the Premises are affected) shall thereafter be abated until the Premises are again usable by Tenant; provided, however, that if Landlord is diligently pursuing the repair of such utilities or services and Landlord provides substitute services reasonably suitable for Tenant's purposes, as for example, bringing in portable air conditioning equipment, then there shall not be an abatement of Basic Rent. Any disputes concerning the foregoing shall be submitted to and resolved by JAMS arbitration pursuant to Section 22.7 of this Lease. The foregoing provisions shall not apply in case of damage to, or destruction of, the Premises, which shall be governed by the provisions of
Article XI of the Lease.

      SECTION 6.2. OPERATION AND MAINTENANCE OF COMMON AREAS. During the Term, Landlord shall operate all Common Areas within the Building and the Project. The term "Common Areas" shall mean all areas within the exterior boundaries of the Building and other buildings in the Project which are not held for exclusive use by persons entitled to occupy space, and all other appurtenant areas and improvements provided by Landlord for the common use of Landlord and tenants and their respective employees and invitees, including, without limitation, parking areas and structures, driveways, sidewalks, landscaped and planted areas, hallways and interior stairwells not located within the premises of any tenant, common electrical rooms and roof access entries, common entrances and lobbies, elevators, and restrooms not located within the premises of any tenant.

      SECTION 6.3 USE OF COMMON AREAS. The occupancy by Tenant of the Premises shall include the use of the Common Areas in common with Landlord and with all others for whose convenience and use the Common Areas may be provided by Landlord; subject, however, to compliance with all rules and regulations as are prescribed from time to time by Landlord. Landlord shall operate and maintain the Common Areas in the manner Landlord may determine to be appropriate as a "first-class" Project. All costs incurred by Landlord for the maintenance and operation of the Common Areas shall be included in Project Costs unless any particular cost incurred can be charged to a specific tenant of the Project. Landlord shall, at all times during the Term, have exclusive control of the Common Areas, and may restrain any use or occupancy, except as authorized by Landlord's rules and regulations. Tenant shall keep the Common Areas clear of any obstruction or unauthorized use related to Tenant's operations. Nothing in this Lease shall be deemed to impose liability upon Landlord for any damage to, or loss of the property of, or for any injury to, Tenant, its invitees or employees. Landlord may temporarily close any portion of the Common Areas for repairs, remodeling and/or alterations, to prevent a public dedication or the accrual of prescriptive rights, or for any other reason deemed reasonably sufficient by Landlord, without liability to Landlord.

      SECTION 6.4. PARKING. Tenant shall be entitled to the number of vehicle parking spaces set forth in Item 14 of the Basic Lease Provisions, which spaces shall be unreserved and unassigned, on those portions of the Common Areas designated by Landlord for parking. Tenant shall not use more parking spaces than such number. All parking spaces shall be used only for parking by vehicles no larger than full-size passenger automobiles, vans or pickup trucks. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers or invitees to be loaded, unloaded or parked in areas other than those designated by Landlord for such activities. If Tenant permits or allows any of the prohibited activities described above, then Landlord shall have the right, without notice, in addition to such other rights and remedies that Landlord may have, to remove or tow away the vehicle involved and charge the costs to Tenant. Parking within the Common Areas shall be limited to striped parking stalls, and no parking shall be permitted in any driveways, access ways or in any area which would prohibit or impede the free flow of traffic within the Common Areas. There shall be no overnight parking of any vehicles of any kind unless otherwise authorized by Landlord, and vehicles which have been abandoned or parked in violation of the terms hereof may be towed away at the owner's expense. Landlord shall have the right to establish, and from time to time amend, and to enforce against all users, all reasonable rules and regulations (including the designation of areas for employee parking) that Landlord may deem necessary and advisable for the proper and efficient operation and maintenance of parking within the Common Areas. Landlord shall have the right to construct, maintain and operate lighting facilities with the parking areas; to change the area, level, location and arrangement of the parking areas and improvements therein; to restrict parking by tenants, their officers, agents and employees to employee parking areas, to enforce parking charges (by operation of meters or otherwise); and to do and perform such other acts in and to the parking areas and improvements therein as, in the use of good business judgment, Landlord shall

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determine to be advisable. Notwithstanding the foregoing, in no event shall
Landlord enforce parking charges (by operation of meters or otherwise): (i) during the initial 36-month Term of this Lease, or (ii) during an extension of the Term if Tenant exercises its right to extend the Term as provided in Section
3.3 of this Lease, unless Landlord has expressly reserved the right to so enforce parking charges as part of its "Landlord's Determination" (as provided in said Section 3.3). Any person using the parking area shall observe all directional signs and arrows and any posted speed limits. In no event shall Tenant interfere with the use and enjoyment of the parking area by other tenants of the Building or their employees or invitees. Parking areas shall be used only for parking vehicles. Washing, waxing, cleaning or servicing of vehicles, or the storage of vehicles for 24-hour periods, is prohibited unless otherwise authorized by Landlord. Tenant shall be liable for any damage to the parking areas caused by Tenant or Tenant's employees, suppliers, shippers, customers or invitees, including, without limitation, damage from excess oil leakage. Tenant shall have no right to install any fixtures, equipment or personal property in the parking areas.

      SECTION 6.5. CHANGES AND ADDITIONS BY LANDLORD. Landlord reserves the right to make alterations or additions to the Building or the Project, or to the attendant fixtures, equipment and Common Areas. Landlord may at any time relocate or remove any of the various buildings, parking areas, and other Common Areas, and may add buildings and areas to the Project from time to time. No change shall entitle Tenant to any abatement of rent or other claim against Landlord; provided that the change does not deprive Tenant of reasonable access to or use of the Premises. Notwithstanding anything to the contrary in this
Section 6.5, Landlord shall not make any modifications to or use of the Common Areas if such modifications or use would unreasonably interfere with Tenant's business operations on the Premises or materially increase the obligations or materially decrease the rights of Tenant under the Lease. Landlord shall use its reasonable diligence to minimize any disruption to Tenant's business operations in connection with any such modifications to the Common Areas.

                      ARTICLE VII. MAINTAINING THE PREMISES

      SECTION 7.1. TENANT'S MAINTENANCE AND REPAIR. Except as expressly otherwise provided in Sections 2.4, 5.1, 7.2 and in Articles XI and XII of this Lease, Tenant at its sole expense shall make all repairs necessary to keep the Premises in the condition as existed on the Commencement Date (or on any later date that the improvements may have been installed), excepting ordinary wear and tear, including, without limitation, all glass, windows, doors, door closures, hardware, failures and fire extinguisher equipment. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Tenant. As part of its maintenance obligations hereunder, Tenant shall, at Landlord's request, provide Landlord with copies of all maintenance schedules, reports and notices prepared by, for or on behalf of Tenant. All repairs shall be at least equal in quality to the original work, shall be made only by a licensed contractor approved in writing in advance by Landlord. Any contractor utilized by Tenant shall he subject to Landlord's reasonable requirements for contractors, as modified from time to time. Landlord may impose reasonable restrictions and requirements with respect to repairs, as provided in Section 7.3, and the provisions of Section
7.4 shall apply to all repairs. If Tenant fails to properly maintain and/or repair the Premises as herein provided following Landlord's notice and the expiration of the applicable cure period, then Landlord may elect to make any repair or

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

maintenance required hereunder on behalf of Tenant and at Tenant's expense, and Tenant shall promptly reimburse Landlord for all reasonable costs incurred within ten (10) days following submission of an invoice.

      SECTION 7.2. LANDLORD'S MAINTENANCE AND REPAIR. Landlord shall provide service, maintenance and repair with respect to any air conditioning, ventilating or heating equipment which serve the Premises, and shall maintain in good repair the roof, foundations, footings, the exterior surfaces of the exterior walls of the Building, and the structural, electrical, plumbing and mechanical systems, except that Tenant at its expense shall make all repairs which Landlord deems reasonably necessary as a result of the act or negligence of Tenant, its agents, employees, invitees, subtenants or contractors. Landlord shall have the right to employ or designate any reputable person or firm, including any employee or agent of Landlord or any of Landlord's affiliates or divisions, to perform any service, repair or maintenance function. Landlord need not make any other improvements or repairs except as specifically required under this Lease, and nothing contained in this Section shall limit Landlord's right to reimbursement from Tenant for maintenance, repair costs and replacement costs as provided elsewhere in this Lease. Except as expressly provided in Section 7.6 of this Lease, Tenant understands that it shall not make repairs at Landlord's expense or by rental offset. Tenant further understands that Landlord shall not be required to make any repairs to the roof, foundations, footings, structural, electrical or mechanical systems unless and until Tenant has notified Landlord in writing of the need for such repair and Landlord shall have a reasonable period of time thereafter to commence and complete said repair, if warranted. Subject to the provisions of Sections 2.4 and 4.2 of this Lease, all costs of any maintenance and repairs on the part of Landlord provided hereunder shall be considered part of Project Costs.

      SECTION 7.3. ALTERATIONS. Tenant shall make no alterations, additions or improvements to the Premises without the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole discretion. Notwithstanding the foregoing, Landlord shall not unreasonably withhold its consent to any alterations, additions or improvements to the Premises which cost less than Sixty Thousand Dollars ($60,000.00); provided that such alterations, additions or improvements do not (i) affect the exterior of the Building or outside areas (or be visible from adjoining sites), or (ii) affect or penetrate any of the structural portions of the Building, including, but not limited to, the roof, or (iii) require any change to the basic floor plan of the Premises, any change to any structural or mechanical systems of the Premises, or any governmental permit as a prerequisite to the construction thereof, or (iv) interfere in any manner with the proper functioning of or Landlord's access to any mechanical, electrical, plumbing or HVAC systems, facilities or equipment located in or serving the Building, or (v) diminish the value of the Premises. Landlord may impose, as a condition to its consent, any requirements that Landlord in its discretion may deem reasonable or desirable, including, but not limited to, a requirement that any alteration project costing m excess of Twenty-Five Thousand Dollars ($25,000.00) be covered by a lien and completion bond satisfactory to Landlord, and requirements as to the manner, time, and contractor for performance of the work. Tenant shall obtain all required permits for the work and shall perform the work in compliance with all applicable laws, regulations and ordinances, all covenants, conditions and restrictions affecting the Project, and the Rules and Regulations (hereafter defined). Tenant understands and agrees that Landlord shall be entitled to a supervision fee in the amount of five percent (5%) of the cost of such work requiring a permit from the City of Irvine. If any governmental entity requires, as a

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

condition to any proposed alterations, additions or improvements to the Premises by Tenant, that improvements be made to the Common Areas, and if Landlord consents to such improvements to the Common Areas, then Tenant shall, at Tenant's sole expense, make such required improvements to the Common Areas in such manner, utilizing such materials, and with such contractors (including, if required by Landlord, Landlord's contractors) as Landlord may require in its reasonable discretion. Under no circumstances shall Tenant make any improvement which incorporates any Hazardous Materials, including, without limitation, asbestos-containing construction materials, into the Premises. Any request for Landlord's consent shall be made in writing and shall contain architectural plans describing the work in detail reasonably satisfactory to Landlord. Unless Landlord otherwise agrees in writing, all alterations, additions or improvements affixed to the Premises (excluding trade fixtures, personal property and furniture) shall become the property of Landlord and shall be surrendered with the Premises at the end of the Term, except that Landlord may, by notice to Tenant, require Tenant to remove by the Expiration Date, or sooner termination date of this Lease, all or any alterations, decorations, fixtures, additions and the like installed either by Tenant or by Landlord at Tenant's request, and any "Non-Standard Improvements" installed by Landlord pursuant to the Work Letter, and to repair any damage to the Premises arising from that removal. Any notice to Tenant pursuant to the foregoing shall be given by Landlord concurrently with its consent (following Tenant's request for such consent) for all or any alterations, decorations, fixtures or additions and the like, and concurrently with Landlord's consent (following Tenant's request for such consent) for any Non-Standard Improvements installed by Landlord pursuant to the Work Letter. If such consent for such alterations, decorations, fixtures, additions or Non-Standard Improvements is either not requested by Tenant or given by Landlord, then any such notice of removal may be given at any time prior to sixty (60) days following the expiration or earlier termination of the Term of this Lease. Except as otherwise provided in this Lease or in any Exhibit to this Lease, should Landlord make any alteration or improvement to the Premises for Tenant, Landlord shall be entitled to prompt reimbursement from Tenant for all costs incurred.

      SECTION 7.4. MECHANIC'S LIENS. Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished, or obligations incurred by or for Tenant. Upon request by Landlord, Tenant shall promptly cause any such lien to be released by posting a bond in accordance with California Civil Code Section 3143 or any successor statute. In the event that Tenant shall not, within thirty (30) days following the imposition of any lien, cause the lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other available remedies, the right to cause the lien to be released by any means it deems proper, including payment of or defense against the claim giving rise to the lien. All expenses so incurred by Landlord, including Landlord's attorneys' fees, and any consequential or other damages incurred by Landlord arising out of such lien, shall be reimbursed by Tenant promptly following Landlord's demand, together with interest from the date of payment by Landlord at the maximum rate permitted by law until paid Tenant shall give Landlord no less than twenty (20) days' prior notice in writing before commencing construction of any kind on the Premises so that Landlord may post and maintain notices of non-responsibility on the Premises.

      SECTION 7.5. ENTRY AND INSPECTION. Subject to Tenant's reasonable security requirements, Landlord shall at all reasonable times, upon at least twenty-four
(24) hours' written or oral notice (except in emergencies, when no notice shall be required) have the right to enter the Premises to inspect them, to supply services in accordance with this Lease, to protect the interests of Landlord in the Premises, and to submit the Premises to prospective or actual purchasers or encumbrance holders (or, during the last one hundred and eighty (180) days of the Term or when a Default exists, to prospective tenants), all without being deemed to have caused an eviction of Tenant and without abatement of rent, except as provided elsewhere in this Lease. Landlord shall have the right, if desired, to retain a key which unlocks all of the doors in the Premises, excluding Tenants vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open the doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord shall not under any circumstances be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or any eviction of Tenant from the Premises.

      SECTION 7.6. TENANT'S SELF-HELP. Notwithstanding anything to the contrary contained in Section 7.2 of this Lease, if Landlord shall fail to perform any repair obligations required under this Article VII within thirty (30) days following Tenant's written request for such repairs, or if Landlord shall fail to perform any repairs required under this Lease of an emergency condition within forty-eight (48) hours' written notice from Tenant, then Tenant may elect to make such repairs at Landlord's expense by complying with the following provisions of this Section 7.6. Before making any such repair, Tenant shall deliver to Landlord an additional notice for the need for such repair ("Self-Help Notice"), which notice shall specifically advise Landlord that Tenant intends to exercise its self-help right hereunder. Should Landlord fail, within ten (10) days following receipt of the Self-Help Notice (or within forty-eight (48) hours following notice in the event of necessary emergency repairs), to commence the necessary repair or to make other arrangements reasonably satisfactory to Tenant, then Tenant shall have the right to make such repair on behalf of Landlord. Landlord shall promptly reimburse Tenant for the reasonable costs of such repairs, but in no event shall Tenant have the right to offset rent against such costs. In the event that the work could affect the Building's structural, mechanical, electrical, heating, ventilating, air conditioning, life safety or plumbing components or systems, then Tenant shall use only those contractors used by Landlord in the Project for such work. The foregoing requirement shall not apply in cases of emergency if Tenant is unable to obtain such contractors for emergency repair work. If those contractors are unwilling or unable to perform the work, Tenant may retain the services of qualified, reputable and licensed, bondable contractors with like experience in similar building systems. Tenant shall be responsible for obtaining any necessary governmental permits before commencing the repair work, and Tenant shall assume the risk of any damage, loss or injury resulting from such work.

            ARTICLE VIII. TAXES AND ASSESSMENTS ON TENANT'S PROPERTY

      Tenant shall be liable for and shall pay, at least ten (10) days before delinquency, all taxes and assessments levied against all personal property of Tenant located in the Premises, against all improvements to the Premises made by Landlord or Tenant which are above Landlord's Project standard in quality and/or quantity for comparable space within the Project ("Above Standard Improvements") and against any alterations, additions or like improvements made to the Premises by or on behalf of Tenant. When possible Tenant shall cause its personal property, Above Standard Improvements and alterations to be assessed and billed separately from the real property of which the Premises form a part. If any taxes on Tenant's personal

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

property, Above Standard Improvements and/or alterations are levied against Landlord or Landlord's property and if Landlord pays the same, or if the assessed value of Landlord's property is increased by the inclusion of a value placed upon the personal property, Above Standard Improvements and/or alterations of Tenant and if Landlord pays the taxes based upon the increased assessment, Tenant shall pay to Landlord the taxes so levied against Landlord or the proportion of the taxes resulting from the increase in the assessment. In calculating what portion of any tax bill which is assessed against Landlord separately, or Landlord and Tenant jointly, is attributable to Tenant's Above Standard Improvements, alterations and personal property, Landlord's reasonable determination shall be conclusive.

                      ARTICLE IX. ASSIGNMENT AND SUBLETTING

      SECTION 9.1. RIGHTS OF PARTIES.

      (a) Notwithstanding any provision of this Lease to the contrary, Tenant will not, either voluntarily or by operation of law, assign, sublet, encumber, or otherwise transfer all or any part of Tenant's interest in this Lease, or permit the Premises to be occupied by anyone other than Tenant, without Landlord's prior written consent, which consent shall not unreasonably be withheld in accordance with the provisions of Section 9.1(b). No assignment (whether voluntary, involuntary or by operation of law) and no subletting shall be valid or effective without Landlord's prior written consent and, at Landlord's election, any such assignment or subletting shall constitute a material Default of this Lease. Landlord shall not be deemed to have given its consent to any assignment or subletting by any other course of action, including its acceptance of any name for listing in the Building directory. To the extent not prohibited by provisions of the Bankruptcy Code, 11 U.S.C. Section 101 et seq. (the "Bankruptcy Code"), including Section 365(f)(1), Tenant on behalf of itself and its creditors, administrators and assigns waives the applicability of
Section 365(e) of the Bankruptcy Code unless the proposed assignee of the Trustee for the estate of the bankrupt meets Landlord's standard for consent as set forth in Section 9.l(b) of this Lease. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations to be delivered in connection with the assignment shall be delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed to have assumed all of the obligations arising under this Lease on and after the date of the assignment, and shall, upon demand, execute and deliver to Landlord an instrument confirming that assumption.

      (b) If Tenant desires to transfer an interest in this Lease, it shall first notify Landlord of its desire and shall submit in writing to Landlord: (i) the name and address of the proposed transferee; (ii) the nature of any proposed subtenant's or assignee's business to be carried on in the Premises; (iii) the terms and provisions of any proposed sublease or assignment, including a copy of the proposed assignment or sublease form; (iv) evidence of insurance of the proposed assignee or subtenant complying with the requirements of Exhibit D hereto; (v) a completed Environmental Questionnaire from the proposed assignee or subtenant; and (vi) any other information requested by Landlord and reasonably related to the transfer. Except as provided in subsection (c) of this Section, Landlord shall not unreasonably withhold its consent; provided: (1) the use of the Premises will be consistent with the provisions of this Lease and with

Landlord's commitment to other tenants of the Building and Project; (2) the proposed assignee or subtenant has not been required by any prior landlord, lender or governmental authority to take remedial action in connection with Hazardous Materials contaminating a property arising out of the proposed assignee's or subtenant's actions or use of the property in question and is not subject to any enforcement order issued by any governmental authority in connection with the use, disposal or storage of a Hazardous Material, (3) at Landlord's election, insurance requirements shall be brought into conformity with Landlord's then current leasing practice; (4) any proposed subtenant or assignee demonstrates that it is financially responsible by submission to Landlord of all reasonable information as Landlord may request concerning the proposed subtenant or assignee, including, but not limited to, a balance sheet of the proposed subtenant or assignee as of a date within ninety (90) days of the request for Landlord's consent, statements of income or profit and loss of the proposed subtenant or assignee for the two-year period preceding the request for Landlord's consent, and/or a certification signed by the proposed subtenant or assignee that it has not been evicted or been in arrears in rent at any other leased premises for the 3-year period preceding the request for Landlord's consent; (5) any proposed subtenant or assignee demonstrates to Landlord's reasonable satisfaction a record of successful experience in business; (6) the proposed assignee or subtenant is not an existing tenant of the Building or Project or a prospect with whom Landlord is negotiating to become a tenant at the Building or Project; and (7) the proposed transfer will not impose additional burdens or adverse tax effects on Landlord. If Tenant has any exterior sign rights under this Lease, such rights are personal to Tenant and may not be assigned or transferred to any assignee of this Lease or subtenant of the Premises without Landlord's prior written consent, which may be withheld in Landlord's reasonable discretion, provided that such signage complies with the provisions of Section 5.2 of this Lease, and provided that Landlord's sole and absolute discretion shall apply to the assignee's or sublessee's name on said signage.

      If Landlord consents to the proposed transfer, Tenant may, within ninety
(90) days after the date of the consent, effect the transfer upon the terms described in the information furnished to Landlord; provided that any material change in the terms shall be subject to Landlord's consent as set forth in this Section. Landlord shall approve or disapprove any requested transfer within thirty (30) days following receipt of Tenant's written request, the information set forth above, and the fee set forth below.

      (c) Notwithstanding the provisions of subsection (b) above, in the event that Tenant shall determine to assign this Lease, or to sublease any portion of the floor area of the Premises, to any entity other than a Tenant Affiliate, then Tenant shall give written notice of the basic economic terms upon which Tenant purposes to so assign or sublet the Premises, including, without limitation, the proposed consideration payable for such assignment or subrent payable under such sublease, the proposed sublease term, and the amount of any improvement allowances proposed by Tenant for such assignment or subletting (collectively, the "Economic Terms"). Within thirty (30) days after the date of such notice, Landlord shall elect whether or not to terminate this Lease in its entirety if an assignment is proposed, or to terminate this Lease as to the portion of the Premises proposed to be subleased with an abatement in the rent payable under this Lease proportionate to the floor area proposed for sublease to the entire floor area of the Premises. Any such termination shall be effective on that date which is sixty (60) days following Landlord's notice of its election to so terminate. Landlord's failure to so elect within said thirty

(30) days shall constitute Landlord's election not to so terminate. In the event of any such termination, Landlord may thereafter, at its option, assign or relet any space so recaptured to any third party, including, without limitation, any party with whom Tenant is then negotiating to assign or sublet the Lease, and Tenant shall tender the Premises (or the portion of the Premises recaptured) to Landlord as provided in Section 15.3 as of the effective date of such termination. In the event that Landlord shall elect not to terminate the Lease as provided in the foregoing, then Tenant may assign the Lease, or sublet that portion of the Premises set forth in its notice to Landlord, as applicable, upon Economic Terms which are not more favorable to the assignee or sublessee than those Economic Terms offered to Landlord. In the event that Tenant shall not enter into a binding assignment agreement or sublease agreement with an assignee or subtenant, as applicable, which shall be effective within one hundred eighty
(180) days following the original offer notice to Landlord, then Tenant shall repeat the procedures set forth in this Subsection 9.l(c).

      (d) Tenant agrees that fifty percent (50%) of any amounts paid by the assignee or subtenant, however described, in excess of (i) the Basic Rent payable by Tenant hereunder, or in the case of a sublease of a portion of the Premises, in excess of the Basic Rent reasonably allocable to such portion, plus
(ii) Tenants direct out-of-pocket costs which Tenant certifies to Landlord have been paid to provide occupancy related services to such assignee or subtenant of a nature commonly provided by landlords of similar space, plus (iii) Tenant's other reasonable out-of-pocket costs in connection with such assignment or sublease including, without limitation, reasonable attorneys' fees, brokerage fees and (subject to the provisions of Section 7.3 of this Lease) the unamortized portion of improvements made to the Premises at the expense of Tenant in connection with such assignment or sublease, shall be the property of Landlord and such amounts shall be payable directly to Landlord by the assignee or subtenant or, at Landlord's option, by Tenant. At Landlord's request, a written agreement shall be entered into by and among Tenant, Landlord and the proposed assignee or subtenant confirming the requirements of this subsection.

      (e) Tenant shall pay to Landlord a fee of Five Hundred Dollars ($500.00) if and when any transfer hereunder is requested by Tenant. Such fee is hereby acknowledged as a reasonable amount to reimburse Landlord for its costs of review and evaluation of a proposed assignee/sublessee, and Landlord shall not be obligated to commence such review and evaluation unless and until such fee is paid.

      SECTION 9.2. EFFECT OF TRANSFER. No subletting or assignment even with the consent of Landlord, shall relieve Tenant of its obligation to pay rent and to perform all its other obligations under this Lease. Moreover, Tenant shall indemnify and hold Landlord harmless, as provided in Section 10.3, for any act or omission by an assignee or subtenant as provided in said Section 10.3. Each assignee, other than Landlord, shall be deemed to assume all obligations of Tenant under this Lease and shall be liable jointly and severally with Tenant for the payment of all rent, and for the due performance of all of Tenant's obligations, under this Lease. No transfer shall be binding on Landlord unless any document memorializing the transfer is delivered to Landlord and both the assignee/subtenant and Tenant deliver to Landlord an executed consent to transfer instrument prepared by Landlord and consistent with the requirements of this Article. The acceptance by Landlord of any payment due under this Lease from any other person shall not be deemed to be a waiver by Landlord of any provision of this

Lease or to be a consent to any transfer. Consent by Landlord to one or more transfers shall not operate as a waiver or estoppel to the future enforcement by Landlord of its rights under this Lease.

      SECTION 9.3. SUBLEASE REQUIREMENTS. The following terms and conditions shall apply to any subletting by Tenant of all or any part of the Premises and shall be deemed included in each sublease:

      (a) Any such subtenant's interest shall be subject to the terms and provisions of this Lease.

      (b) Tenant hereby irrevocably assigns to Landlord all of Tenant's interest in all rentals and income arising from any sublease of the Premises, and Landlord may collect such rent and income and apply same toward Tenant's obligations under this Lease; provided, however, that until a Default occurs in the performance of Tenant's obligations under this Lease, Tenant shall have the right to receive and collect the sublease rentals. Landlord shall not, by reason of this assignment or the collection of sublease rentals, be deemed liable to the subtenant for the performance of any of Tenant's obligations under the sublease. Tenant hereby irrevocably authorizes and directs any subtenant, upon receipt of a written notice from Landlord stating that a Default exists in the performance of Tenant's obligations under this Lease, to pay to Landlord all sums then and thereafter due under the sublease. Tenant agrees that the subtenant may rely on that notice without any duty of further inquiry and notwithstanding any notice or claim by Tenant to the contrary. Tenant shall have no right or claim against the subtenant or Landlord for any rentals so paid to Landlord.

      (c) In the event of the termination of this Lease, Landlord may, at its sole option, take over Tenant's entire interest in any sublease and, upon notice from Landlord, the subtenant shall attorn to Landlord. In no event, however, shall Landlord be liable for any previous act or omission by Tenant under the sublease or for the return of any advance rental payments or deposits under the sublease that have not been actually delivered to Landlord, nor shall Landlord be bound by any sublease modification executed without Landlord's consent or for any advance rental payment by the subtenant in excess of one month's rent. The general provisions of this Lease, including, without limitation, those pertaining to insurance and indemnification, shall be deemed incorporated by reference into the sublease despite the termination of this Lease.

      SECTION 9.4. CERTAIN TRANSFERS. Notwithstanding anything to the contrary contained in this Article IX, Landlord's consent shall not be required for the assignment of this Lease, or to a subletting of the Premises, to (a) a subsidiary, affiliate, division or corporation controlling, controlled by or under common control with Tenant, (b) a successor corporation to Tenant by merger, consolidation, non-bankruptcy reorganization, or government action, or
(c) a purchaser of substantially all of Tenant's assets located in the Premises (collectively, a "Tenant Affiliate" herein), so long as (i) the net worth of the successor entity after any such merger, consolidation, reorganization, action or assignment, is at least equal to the net worth of Tenant immediately prior to the date of such merger, consolidation, reorganization, action or assignment, evidence of which, satisfactory to Landlord, shall be presented to Landlord prior thereto, (ii) Tenant shall provide to Landlord, prior to such merger, consolidation, reorganization, action or assignment, Written notice thereof and such assignment documentation and other information as Landlord may reasonably request in connection therewith, and (iii) all of the other terms and requirements of this Article shall apply with respect to such merger, consolidation, reorganization, action or assignment, except for the terms and requirements of Section 9.1 which shall not apply thereto.

                       ARTICLE X. INSURANCE AND INDEMNITY

      SECTION 10.1. TENANT'S INSURANCE. Tenant, at its sole cost and expense, shall provide and maintain in effect the insurance described in Exhibit D. Evidence of that insurance must be delivered to Landlord prior to the Commencement Date.

      SECTION 10.2. LANDLORD'S INSURANCE. Landlord shall provide the following types of insurance, with or without deductible and in amounts and coverages as may be determined by Landlord in its discretion: "all risk" property insurance, subject to standard exclusions (such as, but not limited to, earthquake and flood exclusions), covering the full replacement cost of the Building, the Tenant Improvements and the Common Areas (the "All-Risk Policy"). In addition, Landlord may, at its election, obtain insurance for such other risks as Landlord or its mortgagees may from time to time deem appropriate, including, without limitation, coverage for earthquake, flood and commercial general liability. Landlord shall not be required to carry insurance of any kind on Tenant's property, including leasehold improvements, trade fixtures, furnishings, equipment, plate glass, signs and all other items of personal property, and shall not be obligated to repair or replace that property should damage occur. All proceeds of insurance maintained by Landlord upon the Building and Project shall be the property of Landlord, whether or not Landlord is obligated to or elects to make any repairs. At Landlord's option, Landlord may self-insure all or any portion of the risks for which Landlord elects or is required to provide insurance hereunder.

      SECTION 10.3. JOINT INDEMNITY.

      (a) Tenant's Indemnity. To the fullest extent permitted by law, Tenant shall defend (with attorneys reasonably acceptable to Landlord), indemnify, protect, save and hold harmless Landlord, its agents, and any and all affiliates of Landlord, including, without limitation, any corporations or other entities controlling, controlled by or under common control with Landlord, from and against any and all claims, liabilities, costs or expenses arising from Tenant's use or occupancy of the Premises or the Building, or from the conduct of its business, or from any activity, work, or thing done, permitted or suffered by Tenant or its agents, employees, invitees or licensees in or about the Premises or the Building, or from any Default in the performance of any obligation on Tenant's part to be performed under this Lease, or from any act or negligence of Tenant or its agents, employees, visitors, patrons, guests, invitees or licensees; provided Tenant shall have no obligation to indemnify, save or hold harmless Landlord for any claims, liabilities, costs or expenses to the extent the same is caused by the negligence or willful misconduct on the part of Landlord, or its authorized agents, contractors or employees, or for which Tenant is otherwise indemnified hereunder. In cases of alleged negligence asserted by third parties against Landlord which arise out of, are occasioned by, or in any way attributable to Tenant's, its agents', employees', contractors', licensees' or invitees' use and occupancy of the Premises or the Building, or from the conduct of its business or from any activity, work or thing done, permitted or suffered by Tenant or its agents, employees, invitees or licensees on Tenant's part to be performed under this Lease, or from any act of negligence of Tenant, its agents, employees, licensees or invitees, Tenant shall accept any tender of defense for Landlord and shall, notwithstanding any allegation of negligence or willful misconduct on the part of the Landlord, defend Landlord and protect and hold Landlord harmless and pay all costs, expenses and attorneys' fees incurred in connection with such litigation, provided that Tenant shall not be liable for any such injury or damage, and Landlord shall reimburse Tenant for the reasonable attorney's fees and costs for the attorney representing both parties, all to the extent and in the proportion that such injury or damage is ultimately determined by a court of competent jurisdiction (or in connection with any negotiated settlement agreed to by Landlord) to be attributable to the negligence or willful misconduct of Landlord. Upon Landlord's request, Tenant shall, at Tenant's sole cost and expense, retain a separate attorney selected by Landlord to represent Landlord in any such suit if Landlord determines that the representation of both Tenant and Landlord by the same attorney would cause a conflict of interest; provided, however, that to the extent and in the proportion that the injury or damage which is the subject of the suit is ultimately determined by a court of competent jurisdiction (or in connection with any negotiated settlement agreed to by Landlord) to be attributable to the negligence or willful misconduct of Landlord, Landlord shall reimburse Tenant for the reasonable legal fees and costs of the separate attorney retained by Tenant. The provisions of this Subsection 10.3(a) shall expressly survive the expiration or sooner termination of this Lease.

      (b) Landlord's Indemnity. To the fullest extent permitted by law, but subject to the express limitations on liability contained in this Lease (including, without limitation, the provisions of Sections 10.4, 10.5 and 14.8 of this Lease), Landlord shall defend (with attorneys reasonably acceptable to Tenant), indemnify, protect, save and hold harmless Tenant, its agents and any and all affiliates of Tenant, including, without limitation, any corporations, or other entities controlling, controlled by or under common control with Tenant, from and against any and all claims, liabilities, costs or expenses arising from the maintenance or repair of the Common Areas, the Project and/or the Building by Landlord or its employees, authorized agents or contractors; provided that Landlord shall have no obligation to indemnify, save or hold harmless Tenant for any claims, liabilities, costs or expenses to the extent the same is caused by the negligence or willful misconduct on the part of Tenant, or its agents, employees, licensees or invitees, or for which Landlord is otherwise indemnified hereunder. In cases of alleged negligence asserted by third parties against Tenant which arise out of, are occasioned by, or in any way attributable to the maintenance or repair of the Common Areas, the Project or the Building by Landlord or its contractors, authorized agents or employees, Landlord shall accept any tender defense for Tenant and shall, notwithstanding any allegation of negligence or willful misconduct on the part of Tenant, defend Tenant and protect and hold Tenant harmless and pay all cost, expense and attorneys' fees incurred in connection with such litigation, provided that Landlord shall not be liable for any such injury or damage, and Tenant shall reimburse Landlord for the reasonable attorney's fees and costs for the attorney representing both parties, all to the extent and in the proportion that such injury or damage is ultimately determined by a court of competent jurisdiction (or in connection with any negotiated settlement agreed to by Tenant) to be attributable to the negligence or willful misconduct of Tenant Upon Tenants request, Landlord shall at Landlord's sole cost and expense, retain a separate attorney selected by Tenant to represent Tenant in any such suit if Tenant determines that the representation of both Tenant and Landlord by the same attorney would cause conflict of interest; provided, however, that to the extent and the proportion that the injury or damage which is the subject of the suit is ultimately determined by a court of competent jurisdiction (or in connection with any negotiated settlement agreed to by Tenant) to be attributable to the negligence or willful misconduct of Tenant, Tenant shall reimburse Landlord for the reasonable legal fees and costs of the separate attorney retained by Landlord. The provisions of this subsection 10.3(b) shall expressly survive the expiration or sooner termination of this Lease.

      SECTION 10.4. LANDLORD'S NONLIABILITY. Except as expressly provided by the indemnity obligations contained in Section 10.3(b) of this Lease, Landlord shall not be liable to Tenant, its employees, agents and invitees, and Tenant hereby waives all claims against Landlord, for loss of or damage to any property, or any injury to any person, or any other loss, cost, damage, injury or liability whatsoever resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak or flow from or into any part of the Building or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, electrical works or other fixtures in the Building, whether the damage or injury results from conditions arising in the Premises or in other portions of the Project. Notwithstanding any provision of this Lease to the contrary, including, without limitation, the provisions of Section 10.3(b) of this Lease, Landlord shall in no event be liable to Tenant, its employees, agents, and invitees, and Tenant hereby waives all claims against Landlord, for loss or interruption of Tenant's business or income (including, without limitation, any consequential damages and lost profit or opportunity costs), or any other loss, cost, damage, injury or liability resulting from, but not limited to, Acts of God, acts of civil disobedience or insurrection, acts of omissions (criminal or otherwise) of any third parties, including without limitation any other tenants within the Project or their agents, employees, contractors, guests or invitees. It is understood that any such condition may require the temporary evacuation or closure of all or a portion of the Building. Except as expressly provided in this Lease, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business (including, without limitation, consequential damages and lost profit or opportunity costs) arising from the making of any repairs, alterations or improvements to any portion of the Building, including repairs to the Premises, nor shall any related activity by Landlord constitute an actual or constructive eviction; provided, however, that in making repairs, alterations or improvements, Landlord shall interfere as little as reasonably practicable with the conduct of Tenant's business in the Premises. Neither Landlord nor its agents shall be liable for interference with light or other similar intangible interests. Tenant shall immediately notify Landlord in case of fire or accident in the Premises, the Building or the Project and of defects in any improvements or equipment.

      SECTION 10.5. WAIVER OF SUBROGATION. Notwithstanding anything to the contrary contained in this Lease, Landlord and Tenant each hereby waives all rights of recovery against the other and the other's agents on account of loss and damage occasioned to the property of such waiving party to the extent only that such loss or damage is required to be insured against under any "all risk" property insurance policies required by this Article X (including, without limitation, the All-Risk Policy carried by Landlord, whether or not Landlord chooses to self-insure such coverage); provided, however, that the foregoing waiver shall not apply to the extent of Tenant's obligations to pay deductibles under any such policies and this Lease. By this waiver it is the intent of the parties that neither Landlord nor Tenant shall be liable to any insurance company (by way of subrogation or otherwise) insuring the other party for any loss or damage insured against under any "all risk" property insurance policies required by this Article, even though such loss or damage might be occasioned by the negligence of such party, its agents, employees, contractors, guests or invitees. All of the parties' repair and maintenance and indemnity obligations under this Lease shall be subject to the waiver of subrogation contained in this Section 10.5. The parties hereto shall cause each property insurance policy it obtains to include a waiver of subrogation regarding the liabilities released hereby.

                        ARTICLE XI. DAMAGE OR DESTRUCTION

      SECTION 11.1. RESTORATION.

      (a) If the Building of which the Premises are a part is damaged, Landlord shall repair that damage as soon as reasonably possible, at its expense, unless:
(i) Landlord reasonably determines that the cost of repair is greater than Fifty Thousand Dollars ($50,000.00) and is not covered by Landlord's All-Risk Policy (whether or not Landlord chooses to self-insure such coverage) or by Landlord's other insurance coverages, plus such additional amounts Tenant elects, at its option, to contribute; excluding, however, the deductible (for which Tenant shall be responsible for Tenant's Share); (ii) Landlord reasonably determines that the Premises cannot, with reasonable diligence, be fully repaired by Landlord (or cannot be safely repaired because of the presence of hazardous factors, including, without limitation, Hazardous Materials, earthquake faults, and other similar dangers) within two hundred seventy (270) days after the date of the damage; (iii) a Default by Tenant has occurred at the time of such damage; or (iv) the damage costs more than Fifty Thousand Dollars ($50,000.00) to repair and occurs during the final nine (9) months of the Term (unless Tenant has validly exercised its option to extend the Term contained in Section 3.3 of this Lease). Should Landlord elect not to repair the damage for one of the preceding reasons, Landlord shall so notify Tenant in writing within sixty (60) days after the damage occurs and this Lease shall terminate as of the date of that notice. Tenant's responsibility for the reimbursement of deductibles contained in this Lease shall be subject to the following limitations: (A) Tenant shall have no responsibility for so-called "co-insurance" requirements for any deficiencies in Landlord's All-Risk Policy coverage; and (B) in no event shall Tenant's obligation for payment or reimbursement of any deductible exceed the amount of One Hundred Thousand Dollars ($100,000.00) for any single casualty. Further, in the event that Landlord terminates this Lease pursuant to this Section 11.1(a), Tenant shall have no responsibility for reimbursement of any deductible.

      (b) Unless Landlord elects to terminate this Lease in accordance with subsection (a) above, this Lease shall continue in effect for the remainder of the Term; provided that so long as Tenant is not in Default under this Lease, if the damage is so extensive that Landlord reasonably determines that the Premises cannot, with reasonable diligence, be repaired by Landlord (or cannot be safely repaired because of the presence of hazardous factors, earthquake faults, and other similar dangers) so as to allow Tenant's substantial use and enjoyment of the Premises, or are not in fact repaired by Landlord, within two hundred seventy (270) days after the date of damage, then Tenant may elect to terminate this Lease by written notice to Landlord either within the sixty (60) day period stated in subsection (a), or within sixty (60) days following Landlord's failure to so repair the Premises within two hundred seventy (270) days after the date of damage.

      (c) Commencing on the date of any damage to the Building, and ending on the sooner of the date the damage is repaired or the date this Lease is terminated, the rental to be paid under this Lease shall be abated in the same proportion that the floor area of the Premises that is rendered unusable by the damage from time to time bears to the total floor area of the Premises, provided that Tenant is then carrying the business interruption insurance required in Exhibit D.

      (d) The provisions of this Section 11.1 shall not be deemed to require Landlord to repair any improvements or fixtures that Tenant is obligated to repair or insure pursuant to any other provision of this Lease.

      (e) Tenant shall fully cooperate with Landlord in removing Tenant's personal property and any debris from the Premises to facilitate all inspections of the Premises and the making of any repairs. Notwithstanding anything to the contrary contained in this Lease, if Landlord in good faith believes there is a risk of injury to persons or damage to property from entering into the Building or Premises following any damage or destruction thereto, Landlord may restrict entry into the Building or the Premises by Tenant, its employees, agents and contractors in a nondiscriminatory manner, without being deemed to have violated Tenant's rights of quiet enjoyment to, or made an unlawful determination of, or evicted Tenant from, the Premises. Upon request, Landlord shall consult with Tenant to determine if there are safe methods of entry into the Building or the Premises solely in order to allow Tenant to retrieve files, data in computers, and necessary inventory; subject, however, to all indemnities and waivers of liability from Tenant to Landlord contained in this Lease and any additional indemnities and waivers of liability which Landlord may reasonably require.

      SECTION 11.2. LEASE GOVERNS. Tenant agrees that the provisions of this Lease, including, without limitation, Section 11.1, shall govern any damage or destruction and shall accordingly supersede any contrary statute or rule of law.

                           ARTICLE XII. EMINENT DOMAIN

      SECTION 12.1. TOTAL OR PARTIAL TAKING. If all or a material portion of the Premises is taken by any lawful authority by exercise of the right of eminent domain, or sold to prevent a taking, either Tenant or Landlord may terminate this Lease effective as of the date possession is required to be surrendered to the authority. In the event either: (i) title to a portion of the Building or Project, other than the Premises, is taken or sold in lieu of taking, and if Landlord elects to restore the Building in such a way as to alter the Premises materially, or (ii) Landlord fails to restore the Building within two hundred seventy (270) days following the effective date of such taking, then Tenant may terminate this Lease, by written notice to Landlord given within thirty (30) days thereafter, effective on the date of vesting of title. In the event neither party has elected to terminate this Lease as provided above, then Landlord shall promptly, after receipt of a sufficient condemnation award, proceed to restore the Premises to substantially their condition prior to the taking, and a proportionate allowance shall be made to Tenant for the rent corresponding to the time during which, and to the part of the Premises of which, Tenant is deprived on account of the taking and restoration. In the event of a taking, Landlord shall be entitled to the entire amount of the condemnation award without deduction for any estate or interest of Tenant; provided that nothing in this Section shall be deemed to give Landlord any interest in, or prevent Tenant from seeking any award against, the taking authority for the taking of personal property and fixtures belonging to Tenant or for relocation or business interruption expenses or loss of good will recoverable from the taking authority.

      SECTION 12.2. TEMPORARY TAKING. No temporary taking of the Premises shall terminate this Lease or give Tenant any right to abatement of rent, and any award specifically attributable to a temporary taking of the Premises shall belong entirely to Tenant. A temporary taking shall be deemed to be a taking of the use or occupancy of the Premises for a period of not to exceed one hundred eighty (180) days.

      SECTION 12.3. TAKING OF PARKING AREA. In the event there shall be a taking of the parking area such that Landlord can no longer provide parking to comply with this Lease, Landlord may substitute reasonably equivalent parking in a location reasonably close to the Building; provided that if Landlord fails to make that substitution within sixty (60) days following the taking and if the taking materially impairs Tenant's use and enjoyment of the Premises, Tenant may, at its option, terminate this Lease by written notice to Landlord. If this Lease is not so terminated by Tenant, there shall be no abatement of rent and this Lease shall continue in effect.

          ARTICLE XIII. SUBORDINATION; ESTOPPEL CERTIFICATE; FINANCIALS

      SECTION 13.1. SUBORDINATION. At the option of Landlord, this Lease shall be either superior or subordinate to all ground or underlying leases, mortgages and deeds of trust, if any, which may hereafter affect the Building, and to all renewals, modifications, consolidations, replacements and extensions thereof; provided, that so long as Tenant is not in Default under this Lease, this Lease shall not be terminated or Tenant's quiet enjoyment of the Premises disturbed in the event of termination of any such ground or underlying lease, or the foreclosure of any such mortgage or deed of trust In the event of a termination or foreclosure, Tenant shall become a tenant of and attorn to the successor-in-interest to Landlord upon the same terms and conditions as are contained in this Lease, and shall execute any instrument reasonably required by Landlord's successor for that purpose. Tenant shall also, upon written request of Landlord, execute and deliver all instruments as may be required from time to time to subordinate the rights of Tenant under this Lease to any ground or underlying lease or to the lien of any mortgage or deed of trust (provided that such instruments include the nondisturbance and attornment provisions set forth above), or, if requested by Landlord, to subordinate, in whole or in part, any ground or underlying lease or the lien of any mortgage or deed of trust to this Lease. Prior to the Commencement Date, Landlord shall obtain from any lenders or ground lessors of the Building or Project a written agreement, in form reasonably satisfactory to Tenant, providing that Tenant's rights and interest shall not be disturbed in the event of any foreclosure of any such ground or underlying lease, mortgage or deed of trust.

      SECTION 13.2. ESTOPPEL CERTIFICATE.

      (a) Tenant shall, at any time upon not less than fifteen (15) days prior written notice from Landlord, execute, acknowledge and deliver to Landlord, in any form that Landlord may reasonably require, a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of the modification and certifying that this Lease, as modified, is in full force and effect) and the dates to which the rental, additional rent and other charges have been paid in advance, if any, and (ii) acknowledging that, to Tenant's knowledge, there are no uncured defaults on the part of Landlord, or specifying each default if any are claimed, and (iii) setting forth all further information that Landlord may reasonably require. Tenant's statement may be relied upon by any protective purchaser or encumbrancer of all or any portion of the Building or Project.

      (b) Notwithstanding any other rights and remedies of Landlord, Tenant's failure to deliver any estoppel statement within the provided time shall be conclusive upon Tenant that (i) this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) there are no uncured defaults in Landlord's performance, and (iii) not more than one month's rental has been paid in advance.

      SECTION 13.3. FINANCIALS.

      (a) Tenant shall deliver to Landlord, prior to the execution of this Lease and thereafter at any time upon Landlord's request Tenant's current tax returns and financial statements, certified true, accurate and complete by the chief financial officer of Tenant, including a balance sheet and profit and loss statement for the most recent prior year (collectively, the "Statements"), which Statements shall accurately and completely reflect the financial condition of Tenant. Landlord agrees that it will keep the Statements confidential, except that Landlord shall have the right to deliver the same to any proposed purchaser of the Building or Project (provided that any such purchaser shall be required to keep such Statements confidential), and to any encumbrancer of all or any portion of the Building or Project (provided that Landlord shall request that any such encumbrancer keep such Statements confidential).

      (b) Tenant acknowledges that Landlord is relying on the Statements in its determination to enter into this Lease, and Tenant represents to Landlord, which representation shall be deemed made on the date of this Lease and again on the Commencement Date, that no material change in the financial condition of Tenant, as reflected in the Statements, has occurred since the date Tenant delivered the Statements to Landlord. The Statements are represented and warranted by Tenant to be correct and to accurately and may reflect Tenant's true financial condition as of the date of submission by any Statements to Landlord.

                       ARTICLE XIV. DEFAULTS AND REMEDIES

      SECTION 14.1. TENANT'S DEFAULTS. The occurrence of any one or more of the following events, following notice by Landlord and the expiration of the applicable cure period, if any, without cure by Tenant, shall constitute a default by Tenant (a "Default" as used in this Lease):

      (a) The failure by Tenant to make any payment of rent or additional rent required to be made by Tenant, as and when due, where the failure continues for a period of five (5) days after written notice from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 and 1161(a) as amended, provided such notice is served in the manner required under Code of Civil Procedure Section 1162. For purposes of these default and remedies provisions, the term "additional rent" shall be deemed to include all amounts of any type whatsoever other than Basic Rent to be paid by Tenant pursuant to the terms of this Lease.

      (b) Assignment, sublease, encumbrance or other transfer of the Lease by Tenant, either voluntarily or by operation of law, whether by judgment, execution, transfer by intestacy or testacy, or other means, without the prior written consent of Landlord.

      (c) The discovery by Landlord that any financial statement provided by Tenant, or by any affiliate, successor or guarantor of Tenant, was materially false.

      (d) The failure of Tenant to timely and fully provide any subordination agreement, estoppel certificate or financial statements in accordance with the requirements of Article XIII, where the failure continues for a period of ten
(10) days after written notice from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 and 1161(a) as amended, provided such notice is served in the manner required under Code of Civil Procedure Section 1162.

      (e) The failure or inability by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in any other subsection of this Section, where the failure continues for a period of thirty (30) days after written notice from Landlord to Tenant or such shorter period as is specified in any other provision of this Lease; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 and 1161(a) as amended, provided such notice is served in the manner required under Code of Civil Procedure Section 1162. However, if the nature of the failure is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in Default if Tenant commences the cure within thirty (30) days, and thereafter diligently pursues the cure to completion.

      (f) (i) The making by Tenant of any general assignment for the benefit of creditors; (ii) the filing by or against Tenant of a petition to have Tenant adjudged a Chapter 7 debtor under the Bankruptcy Code or to have debts discharged or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within thirty (30) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, if possession is not restored to Tenant within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where the seizure is not discharged within thirty (30) days, Landlord shall not be deemed to have knowledge of any event described in this subsection unless notification in writing is received by Landlord, nor shall there be any presumption attributable to Landlord of Tenant's insolvency. In the event that any provision of this subsection is contrary to applicable law, the provision shall be of no force or effect.

      SECTION 14.2. LANDLORD'S REMEDIES.

      (a) In the event of any Default by Tenant, or in the event of the abandonment of the Premises by Tenant, then in addition to any other remedies available to Landlord, Landlord may exercise the following remedies:

            (i) Landlord may terminate Tenant's right to possession of the Premises by any law means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. Such termination shall not affect any accrued obligations of Tenant under this Lease. Upon termination, Landlord shall have the right to reenter the Premises and remove all persons and property. Landlord shall also be entitled to recover from
Tenant:

                  (1) The worth at the time of award of the unpaid rent and additional rent which had been eared at the time of termination;

                  (2) The worth at the time of award of the amount by which the unpaid rent and additional rent which would have been earned after termination until the time of award exceeds the amount of such loss that Tenant proves could have been reasonably avoided;

                  (3) The worth at the time of award of the amount by which the unpaid rent and additional rent for the balance of the Term after the time of award exceeds the amount of such loss that Tenant proves could be reasonably avoided;

                  (4) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result from Tenant's Default, including, but not limited to, the cost of recovering possession of the Premises, refurbishment of the Premises, marketing costs, commissions and other expenses of reletting, including necessary repair, the unamortized portion of any tenant improvements and brokerage commissions funded by Landlord in connection with this Lease, reasonable attorneys' fees, and any other reasonable costs; and

                  (5) At Landlord's election, all other amounts in addition to or in lieu of the foregoing as may be permitted by law. The term "rent" as used in this Lease shall be deemed to mean the Basic Rent and all other sums required to be paid by Tenant to Landlord pursuant to the terms of this Lease. Any sum, other than Basic Rent, shall be computed on the basis of the average monthly amount accruing during the twenty-four (24) month period immediately prior to Default, except that if it becomes necessary to compute such rental before the twenty-four (24) month period has occurred, then the computation shall be on the basis of the average monthly amount during the shorter period. As used in subparagraphs (A) and (B) above, the "worth at the time of award" shall be computed by allowing interest at the rate of ten percent (10%) per annum. As used in subparagraph (C) above, the "worth at the time of award" shall be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

            (ii) Landlord may elect not to terminate Tenant's right to possession of the Premises, in which event Landlord may continue to enforce all of its rights and remedies under this Lease, including the right to collect all rent as it becomes due. Efforts by the Landlord to maintain, preserve or relet the Premises, or the appointment of a receiver to protect the Landlord's interests under this Lease, shall not constitute a termination of the Tenant's right to possession of the Premises. In the event that Landlord elects to avail itself of the remedy provided by this subsection (ii), Landlord shall not unreasonably withhold its consent to an assignment or subletting of the Premises subject to the reasonable standards for Landlord's consent as are contained in this Lease.

      (b) The various rights and remedies reserved to Landlord in this Lease or otherwise shall be cumulative and, except as otherwise provided by California law, Landlord may pursue any or all of its rights and remedies at the same time.

      (c) No delay or omission of Landlord to exercise any right or remedy shall be construed as a waiver of the right or remedy or of any Default by Tenant. The acceptance by Landlord of rent shall not be a (i) waiver of any preceding breach or Default by Tenant of any provision of this Lease, other than the failure of Tenant to pay the particular rent accepted, regardless of Landlord's knowledge of the preceding breach or default at the time of acceptance of rent, or (ii) a waiver of Landlord's right to exercise any remedy available to Landlord by virtue of the breach or default. The acceptance of any payment from a debtor in possession, a trustee, a receiver or any other person acting on behalf of Tenant or Tenant's estate shall not waive or cure a default under Section 14.1. No payment by Tenant or receipt by Landlord of a lesser amount than the rent required by this Lease shall be deemed to be other than a partial payment on account of the earliest due stipulated rent, nor shall any endorsement or statement on any check or letter be deemed an accord and satisfaction and Landlord shall accept the check or payment without prejudice to Landlord's right to recover the balance of the rent or pursue any other remedy available to it. No act or thing done by Landlord or Landlord's agents during the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a mender shall be valid unless in writing and signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys to the Premises prior to the termination of this Lease, and the delivery of the keys to any employee shall not operate as a termination of the Lease or a surrender of the Premises.

      SECTION 14.3. LATE PAYMENTS.

      (a) Any rent due under this Lease that is not received by Landlord within five (5) days of the date when due shall bear interest at the maximum rate permitted by law from the date due until fully paid. The payment of interest shall not cure any Default by Tenant under this Lease. In addition, Tenant acknowledges that the late payment by Tenant to Landlord of rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Those costs may include, but are not limited to, administrative, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any rent due from Tenant shall not be received by Landlord or Landlord's designee within five (5) days after the date due, then Tenant shall pay to Landlord, in addition to the interest provided above, a late charge in a sum equal to the greater of five percent (5%) of the amount overdue or Two Hundred Fifty Dollars ($250.00) for each delinquent payment. The foregoing late charge shall not be charged, however, in connection with the initial payment of rent not paid by Tenant within five (5) days after the date due. Acceptance of a late charge by Landlord shall not constitute a waiver of Tenant's Default with respect to the overdue amount, nor shall it prevent Landlord from exercising any of its other rights and remedies.

      (b) Following each second consecutive installment of rent that is not paid within five (5) days following notice of nonpayment from Landlord, Landlord shall have the option (i) to require that beginning with the first payment of rent next due, rent shall no longer be paid in monthly installments but shall be payable quarterly three (3) months in advance and/or (ii) to require that Tenant increase the amount, if any, of the Security Deposit by one hundred percent (100%). Should Tenant deliver to Landlord, at any time during the Term, two (2) or more insufficient checks, the Landlord may require that all monies then and thereafter due from Tenant be paid to Landlord by cashier's check.

      SECTION 14.4. RIGHT OF LANDLORD TO PERFORM. All covenants and agreements to be performed by Tenant under this Lease shall be performed at Tenant's sole cost and expense and without any abatement of rent or right of setoff except as specifically set forth in this Lease. If Tenant fails to pay any sum of money, other than rent, or fails to perform any other act on its part to be performed under this Lease, and the failure continues beyond any applicable grace period set forth in Section 14.1, then in addition to any other available remedies, Landlord may, at its election make the payment or perform the other act on Tenant's part. Landlord's election to make the payment or perform the act on Tenant's part shall not give rise to any responsibility of Landlord to continue making the same or similar payments or performing the same or similar acts. Tenant shall, promptly upon demand by Landlord, reimburse Landlord for all sums paid by Landlord and all necessary incidental costs, together with interest at the maximum rate permitted by law from the date of the payment by Landlord. Landlord shall have the same rights and remedies if Tenant fails to pay those amounts as Landlord would have in the event of a Default by Tenant in the payment of rent.

      SECTION 14.5. DEFAULT BY LANDLORD. Landlord shall not be deemed to be in default in the performance of any obligation under this Lease unless and until it has failed to perform the obligation within thirty (30) days after written notice by Tenant to Landlord specifying in reasonable detail the nature and extent of the failure; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it commences performance within the thirty (30) day period and thereafter diligently pursues the cure to completion. Except as expressly provided in this Lease, no delay or omission of Tenant to exercise any right or remedy shall be construed as a waiver of the right or remedy or of any default by Landlord.

      SECTION 14.6. EXPENSES AND LEGAL FEES. All sums reasonably incurred by Landlord in connection with any Default by Tenant under this Lease or holding over of possession by Tenant after the expiration or earlier termination of this Lease, including, without limitation, all costs, expenses and actual accountants, appraisers, attorneys and other professional fees, and any collection agency or other collection charges, shall be due and payable by Tenant to Landlord on demand, and shall bear interest at the rate of ten percent (10%) per annum. Should either Landlord or Tenant bring any action in connection with this Lease, the prevailing party shall be entitled to recover as a part of the action its reasonable attorneys' fees, and all other costs. The prevailing party for the purpose of this paragraph shall be determined by the trier of the facts.

      SECTION 14.7. WAIVER OF JURY TRIAL. LANDLORD AND TENANT EACH ACKNOWLEDGES THAT IT IS AWARE OF AND HAS HAD THE ADVICE OF COUNSEL OF ITS CHOICE WITH RESPECT TO ITS RIGHTS TO TRIAL BY JURY, AND EACH PARTY DOES HEREBY EXPRESSLY AND KNOWINGLY WAIVE AND RELEASE ALL SUCH RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY HERETO AGAINST THE OTHER (AND/OR AGAINST ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, OR SUBSIDIARY OR AFFILIATED ENTITIES) ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED `WITH THIS LEASE, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM OF INJURY OR DAMAGE.

      SECTION 14.8. SATISFACTION OF JUDGMENT. The obligations of Landlord and Tenant under this Lease do not constitute the personal obligations of the individual partners, trustees, directors, office or shareholders of Landlord or Tenant, or their respective constituent partners. Should Tenant recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Landlord in the Project and out of the rent or oh income from such property receivable by Landlord or out of consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title or interest in the Project and no action for any deficiency may be sought or obtained by Tenant.

      SECTION 14.9. LIMITATION OF ACTIONS AGAINST LANDLORD. Any claim or demand arising in tort or in contract against Landlord based upon or arising in connection with this Lease (except those arising in connection with Sections 10.3(b), 5.3(g) and 5.3(b) of this Lease) shall be barred unless Tenant commences an action thereon within twelve (12) months after the date that the occurrence of the act, omission, event or default upon which the claim, demand or right arises is discovered by Tenant. Nothing contained in this Section 14.9, however, shall extend the operation of any applicable statute of limitations binding on Tenant.

                             ARTICLE XV. END OF TERM

      SECTION 15.1 HOLDING OVER. This Lease shall terminate without further notice upon the expiration of the Term, and any holding over by Tenant after the expiration shall not constitute a renewal or extension of this Lease, or give Tenant any rights under this Lease, except when in writing signed by both parties. If Tenant holds over for any period after the expiration (or earlier termination) of the Term without the prior written consent of Landlord, such possession shall constitute a tenancy at sufferance only; such holding over with the prior written consent of Landlord shall constitute a month-to-month tenancy commencing on the first (1st) day following the termination of this Lease. In either of such events, possession shall be subject to all of the term of this Lease, except that the monthly Basic Rent shall be the greater of (a) one hundred fifty percent (150%) of the Basic Rent for the month immediately preceding the date of termination for the initial month of hold over and one hundred seventy-five percent (175%) of the Basic Rent for the month immediately preceding the date of termination for each month of hold over thereafter, or (b) the then currently scheduled Basic Rent for comparable space in the Project. If Tenant fails to surrender the Premises upon the expiration of this Lease despite demand to do so by Landlord, Tenant shall indemnify and hold Landlord harmless from all loss or liability, including, without limitation, claims made by any succeeding tenant relating to such failure to surrender. Acceptance by Landlord of rent after the termination shall not constitute a consent to a holdover or result in a renewal of this Lease. The foregoing provisions of this Section are in addition to and do not affect Landlord's right of reentry or any other rights of Landlord under this Lease or at law.

      SECTION 15.2. MERGER ON TERMINATION. The voluntary or other surrender of this Lease by Tenant, or a mutual termination of this Lease, shall terminate any or all existing subleases unless Landlord, at its option, elects in writing to treat the surrender or termination as an assignment to it of any or all subleases affecting the Premises.

      SECTION 15.3. SURRENDER OF PREMISES; REMOVAL OF PROPERTY. Upon the Expiration Date or upon any earlier termination of this Lease, Tenant shall quit and surrender possession of the Premises to Landlord in as good order, condition and repair as when received or as hereafter may be improved by Landlord or Tenant, reasonable wear and tear, casualty, Hazardous Materials (except to the extent Tenant is responsible []herefore as provided in Section 5.3 of this Lease) and repairs which are Landlord's obligation excepted, and shall, without expense to Landlord, remove or cause to be removed from the Premises all personal property and debris, except for any items that Landlord may by written authorization allow to remain. Tenant shall repair all damage to the Premises resulting from the removal, which repair shall include the patching and filling of holes and repair of structural damage, provided that Landlord may instead elect to repair any structural damage at Tenant's expense. If Tenant shall fail to comply with the provisions of this Section, Landlord may effect the removal and/or make any repairs, and the cost to Landlord shall be additional rent payable by Tenant upon demand. If Tenant fails to remove Tenant's personal property from the Premises upon the expiration of the Term, Landlord may remove, store, dispose of and/or retain such personal property, at Landlord's option, in accordance with then applicable laws, all at the expense of Tenant. Upon the expiration of the Term, if requested by Landlord, Tenant shall execute, acknowledge and deliver to Landlord an instrument in writing releasing and quitclaiming to Landlord all right, title and interest of Tenant in the Premises.

                        ARTICLE XVI. PAYMENTS AND NOTICES

      All sums payable by Tenant to Landlord shall be paid, without deduction or offset, in lawful money of the United States to Landlord at its address set forth in Item 12 of the Basic Lease Provisions, or at any other place as Landlord may designate in writing. Unless this Lease expressly provides otherwise, as for example in the payment of rent pursuant to Section 4.1, all payments shall be due and payable within twenty (20) days after demand. All payments requiring proration shall be prorated on the basis of a thirty (30) day month and a three hundred sixty (360) day year. Any notice, election, demand, consent, approval or other communication to be given or other document to be delivered by either party to the other may be delivered in person or by courier or overnight delivery service to the other party, or may be deposited in the United States mail, duly registered or certified, postage prepaid, return receipt requested, and addressed to the other party at the address set forth in Item 12 of the Basic Lease Provisions, or if to Tenant, at that address or, from and after the Commencement Date, at the Premises (whether or not Tenant has departed from, abandoned or vacated the Premises). Either party may, by written notice to the other, served in the manner provided in this Article, designate a different address. If any notice or other document is sent by mail, it shall be deemed served or &livered three (3) business days after mailing. If more than one person or entity is named as Tenant under this Lease, service of any notice upon any one of them shall be deemed as service upon all of them.

                       ARTICLE XVII. RULES AND REGULATIONS

      Tenant agrees to observe faithfully and comply strictly with the Rules and Regulations, attached as Exhibit E, and any reasonable and nondiscriminatory amendments, modifications and/or additions as may be adopted and published by written notice to tenants by Landlord for the safety, care, security, good order, or cleanliness of the Premises, Building, Project and Common Areas. Landlord shall not be liable to Tenant for any violation of the Rules and Regulations or the breach of any covenant or condition in any lease by any other tenant or such tenant's agents, employees, contractors, guests or invitees. One or more waivers by Landlord of any breach of the Rules and Regulations by Tenant or by any other tenant(s) shall not be a waiver of any subsequent breach of that rule or any other. Tenant's failure to keep and observe the Rules and Regulations following notice from Landlord and the expiration of the applicable cure period, shall constitute a Default under this Lease. In the case of any conflict between the Rules and Regulations and this Lease, this Lease shall be controlling. Notwithstanding anything to the contrary in this Article XVII, Tenant shall not be required to comply with any rule or regulation unless the same applies non-discriminatorily to all occupants of the Project

                       ARTICLE XVIII. BROKER'S COMMISSION

      The parties recognize as the broker(s) who negotiated this Lease the firm(s), if any, whose name(s) is (are) stated in Item 10 of the Basic Lease Provisions, and agree that Landlord shall be responsible for the payment of brokerage commissions to those broker(s) unless otherwise provided in this Lease. Tenant warrants that it has had no dealings with any other real estate broker or agent in connection with the negotiation of this Lease, and Tenant agrees to indemnify and hold Landlord harmless from any cost, expense or liability (including reasonable attorneys' fees) for any compensation, commissions or charges claimed by any other real estate broker or agent employed or claiming to represent or to have been employed by Tenant in connection with the negotiation of this Lease. The foregoing agreement shall survive the termination of this Lease. If this Lease terminates prior to the Expiration Date as the result of failure of performance by Tenant, Landlord shall be entitled to recover from Tenant the unamortized portion of any brokerage commission funded by Landlord in addition to any other damages to which Landlord may be entitled.

                  ARTICLE XIX. TRANSFER OF LANDLORD'S INTEREST

      In the event of any transfer of Landlord's interest in the Premises, the transferor shall be automatically relieved of all obligations on the part of Landlord accruing under this Lease from and after the date of the transfer, provided that the transferee assumes in writing all of such obligations and any funds held by the transferor in which Tenant has an interest shall be turned over, subject to that interest, to the transferee and Tenant is notified of the transfer as required by law. No holder of a mortgage and/or deed of trust to which this Lease is or may be subordinate, and no landlord under a so-called sale-leaseback, shall be responsible in connection with the Security Deposit, unless the mortgagee or holder of the deed of trust or the landlord actually receives the Security Deposit. It is intended that the covenants and obligations contained in this Lease on the part of Landlord shall, subject to the foregoing, be binding on Landlord, its successors and assigns, only during and in respect to their respective successive periods of ownership. Nothing contained in the foregoing sentence, however, shall be deemed to release The Irvine Company from any obligation under Section 5.3(h) of this Lease from and after its period of ownership.

                           ARTICLE XX. INTERPRETATION

      SECTION 20.1. GENDER AND NUMBER. Whenever the context of this Lease requires, the words "Landlord" and "Tenant" shall include the plural as well as the singular, and words used in neuter, masculine or feminine genders shall include the others.

      SECTION 20.2. HEADINGS. The captions and headings of the articles and sections of this Lease are for convenience only, are not a part of this Lease and shall have no effect upon its construction or interpretation.

      SECTION 20.3. JOINT AND SEVERAL LIABILITY. If more than one person or entity is named as Tenant, the obligations imposed upon each shall be joint and several and the act of or notice from, or notice or refund to, or the signature of, any one or more of them shall be binding on all of them with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, termination or modification of this Lease.

      SECTION 20.4. SUCCESSORS. Subject to Articles IX and XIX, all rights and liabilities given to or imposed upon Landlord and Tenant shall extend to and bind their respective heirs, executors, administrator, successors and assigns. Nothing contained in this Section is intended, or shall be construed, to grant to any person other than Landlord and Tenant and their successors and assigns any rights or remedies under this Lease.

      SECTION 20.5. TIME OF ESSENCE. Time is of the essence with respect to the performance of every provision of this Lease.

      SECTION 20.6. CONTROLLING LAW. This Lease shall be governed by and interpreted in accordance with the laws of the State of California.

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

      SECTION 20.7. SEVERABILITY. If any term or provision of this Lease, the deletion of which would not adversely affect the receipt of any material benefit by either party or the deletion of which is consented to by the party adversely affected, shall be held invalid or unenforceable to any extent, the remainder of this Lease shall not be affected and each tem and provision of this Lease shall be valid and enforceable to the fullest extent petted by law.

      SECTION 20.8. WAIVER AND CUMULATIVE REMEDIES. One or more waivers by Landlord or Tenant of any breach of any term, covenant or condition contained in this Lease shall not be a waiver of any subsequent breach of the same or any other term, covenant or condition. Consent to any act by one of the parties shall not be deemed to render unnecessary the obtaining of that party's consent to any subsequent act No breach by Tenant of this Lease shall be deemed to have been waived by Landlord unless the waiver is in a writing signed by Landlord The rights and remedies of Landlord under this Lease shall be cumulative and in addition to any and all other rights and remedies which Landlord may have.

      SECTION 20.9. INABILITY TO PERFORM. In the event that either party shall be delayed or hindered in or prevented from the performance of any work or in performing any act required under this Lease by reason of any cause beyond the reasonable control of that party, then the performance of the work or the doing of the act shall be excused for the period of the delay and the time for performance shall be extended for a period equivalent to the period of the delay. The provisions of this Section shall not operate to excuse Tenant from the prompt payment of rent. Further, the provisions of this Section 20.9 shall not operate to extend the time at which Tenant is entitled to an abatement of rent as provided by the express terms of this Lease, nor to extend by more than ninety (90) days in the aggregate Tenant's right to terminate this Lease as provided by the express terms of Articles XI and XII of this Lease.

      SECTION 20.10. ENTIRE AGREEMENT. This Lease and its exhibits and other attachments cover in full each and every agreement of every kind between the parties concerning the Premises, the Building, and the Project, and all preliminary negotiations, oral agreements, understandings and/or practices, except those contained in this Lease, are superseded and of no further effect. Tenant waives its rights to rely on any representations or promises made by Landlord or others which are not contained in this Lease. No verbal agreement or implied covenant shall be held to modify the provisions of this Lease, any statute, law, or custom to the contrary notwithstanding.

      SECTION 20.11. QUIET ENJOYMENT. Upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, and subject to the other provisions of this Lease, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term without hindrance or interruption by Landlord or any other person claiming by or through Landlord.

      SECTION 20.12. SURVIVAL. All covenants of Landlord or Tenant which reasonably would be intended to survive the expiration or sooner termination of this Lease, including, without limitation, any warranty or indemnity hereunder, shall so survive and continue to be binding upon and inure to the benefit of the respective parties and their successors and assigns.

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

                      ARTICLE XXI. EXECUTION AND RECORDING

      SECTION 21.1. COUNTERPARTS. This Lease may be executed in one or more counterparts, each of which shall constitute an original and all of which shall be one and the same agreement.

      SECTION 21.2. CORPORATE AND PARTNERSHIP AUTHORITY. If Tenant is a corporation or partnership, each individual executing this Lease on behalf of the corporation or partnership represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the corporation or partnership, and that this Lease is binding upon the corporation or partnership in accordance with its terms. Tenant shall, at Landlord's request, deliver a certified copy of its board of directors' resolution or partnership agreement or certificate authorizing or evidencing the execution of this Lease.

      SECTION 21.3. EXECUTION OF LEASE; NO OPTION OR OFFER. The submission of this Lease to Tenant shall be for examination purposes only, and shall not constitute an offer to or option for Tenant to lease the Premises. Execution of this Lease by Tenant and its return to Landlord shall not be binding upon Landlord, notwithstanding any time interval, until Landlord has in fact executed and delivered this Lease to Tenant, it being intended that this Lease shall only become effective upon execution by Landlord and delivery of a fully executed counterpart to Tenant.

      SECTION 21.4. RECORDING. Tenant shall not record this Lease without the prior written consent of Landlord Tenant, upon the request of Landlord, shall execute and acknowledge a "short form" memorandum of this Lease for recording purposes.

      SECTION 21.5. AMENDMENTS. No amendment or termination of this Lease shall be effective unless in writing signed by authorized signatories of Tenant and Landlord, or by their respective successors in interest. No actions, policies, oral or informal arrangements, business dealings or other course of conduct by or between the parties shall be deemed to modify this Lease in any respect.

      SECTION 21.6. EXECUTED COPY. Any fully executed photocopy or similar reproduction of this Lease shall be deemed an original for all purposes.

      SECTION 21.7. ATTACHMENTS. All exhibits, amendments, riders and addenda attached to this Lease are hereby incorporated into and made a part of this Lease.

                           ARTICLE XXII. MISCELLANEOUS

      SECTION 22.1. NONDISCLOSURE OF LEASE TERMS. Tenant acknowledges and agrees that the terms of this Lease are confidential and constitute proprietary information of Landlord. Disclosure of the terms could adversely affect the ability of Landlord to negotiate other leases and impair Landlord's relationship with other tenants. Accordingly, Tenant agrees that it, and its partners, officers, directors, employees and attorneys, shall not intentionally and voluntarily disclose the terms and conditions of this Lease to any other tenant or apparent prospective tenant of the Building or Project, either directly or indirectly, without the prior written consent of Landlord, provided, however, that Tenant may disclose the terms to prospective subtenants or assignees under this Lease, and as required for any security filings, financings or sales, reorganizations or consolidations of Tenant's business.

      SECTION 22.2. GUARANTY. As a condition to the execution of this Lease by Landlord, the obligations, covenants and performance of the Tenant as herein provided shall be guaranteed in writing by the Guarantor(s) listed in Item 7 of the Basic Lease Provisions, if any, on a form of guaranty provided by Landlord.

      SECTION 22.3. CHANGES REQUESTED BY LENDER. If, in connection with obtaining financing for the Project, the lender shall request reasonable modifications in this Lease as a condition to the financing, Tenant will not unreasonably withhold or delay its consent, provided that the modifications do not materially increase the obligations of Tenant or materially and adversely affect the leasehold interest created by this Lease.

      SECTION 22.4. MORTGAGEE PROTECTION. No act or failure to act on the part of Landlord which would otherwise entitle Tenant to be relieved of its obligations hereunder or to terminate this Lease shall result in such a release or termination unless (a) Tenant has given notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering the Building whose address has been furnished to Tenant in writing and (b) such beneficiary is afforded a reasonable opportunity to cure the default event shall be less than sixty (60) days), including, if necessary to effect the cure, time to obtain possession of the Building by power of sale or judicial foreclosure provided that such foreclosure remedy is diligently pursued. Tenant agrees that each beneficiary of a deed of trust or mortgage covering the Building is an express third party beneficiary hereof, Tenant shall have no right or claim for the collection of any deposit from such beneficiary or from any purchaser at a foreclosure sale unless such beneficiary or purchaser shall have actually received and not refunded the deposit, and Tenant shall comply with any written directions by any beneficiary to pay rent due hereunder directly to such beneficiary without determining whether an event of default exists under such beneficiary's deed of trust.

      SECTION 22.5. [INTENTIONALLY DELETED]

      SECTION 22.6. SECURITY MEASURES. Tenant hereby acknowledges that Landlord shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Project. Tenant assumes all responsibility for the protection of Tenant, its agents, invitees and property from acts of third parties. Nothing herein contained shall prevent Landlord, at its sole option, from providing security protection for the Project or any part thereof, in which event the cost thereof shall be included within the definition of Project Costs.

      SECTION 22.7. JAMS. Should a dispute arise between the parties regarding any matter which is expressly authorized by a provision hereof to submit to arbitration, then either party may cause the dispute to be submitted to Jams/Endispute or its successor ("JAMS")in Orange County, California for binding arbitration before a single arbitrator. However, each party reserves the right to seek any equitable remedy by judicial action. No arbitration election by either party pursuant to this subsection shall be effective if made later than thirty (30) days following service of a judicial summons and complaint by or upon such party concerning the dispute. The arbitration shall be conducted in accordance with the rules of practice and procedure of JAMS and otherwise pursuant to the California Arbitration Act (Code of Civil Procedure Sections 1280 et seq.). Notwithstanding the foregoing, the arbitrator is specifically directed to limit discovery to that which is essential to the effective prosecution or defense of the action, and in no event shall such discovery by either party include more than one non-expert witness deposition unless both parties otherwise agree. The arbitrator shall apportion the costs of the arbitration, together with the attorneys' fees of the parties, in the manner deemed equitable by the arbitrator, it being the intention of the parties that the prevailing party ordinarily be entitled to recover its reasonable costs and fees. Judgment upon any award rendered by the arbitrator may be entered by any court jurisdiction.

      SECTION 22.8. APPROVALS. Subject to Landlord's rights to consent or approve in its "discretion" or "sole discretion" as provided in this Lease, whenever the Lease requires an approval, consent, designation, determination, discretion or judgment by either Landlord or Tenant, such approval consent, designation, determination, discretion or judgment (including, without limiting the generality of the foregoing, those required in connection with assignment and subletting) shall not be unreasonable or unreasonably withheld or delayed and in exercising any right or remedy hereunder, each party shall at all times act reasonably and in good faith.

LANDLORD:                                         TENANT:

THE IRVINE COMPANY                                ALSIUS CORPORATION,
                                                  a California corporation

By: /s/ Clarence Barker                           By:  /s/ William Worthen
    ----------------------------                      --------------------------
Name:  Clarence Barker                            Name: William Worthen
      --------------------------                        ------------------------
Title: President, Irvine Industrial               Title:  President & CEO
       Company, a division of                            -----------------------
       The Irvine Company
       -------------------------

By:  /s/ Gary A. Vaccaro                          By:  /s/ Christopher Ozburn
    ----------------------------                      --------------------------
Name:  Gary A. Vaccaro                            Name:  Christopher Ozburn
      --------------------------                        ------------------------
Title:  Assistant Secretary                       Title:  Assistant Secretary
       -------------------------                         -----------------------

                                   EXHIBIT A

                             [MID TECH 6 FLOOR PLAN]

                                    EXHIBIT B

                THE IRVINE COMPANY - INVESTMENT PROPERTIES GROUP

                         HAZARDOUS MATERIAL SURVEY FORM

      The purpose of this form is to obtain information regarding the use of hazardous substances on Investment Properties Group ("IPG") property. Prospective tenants and contractors should answer the questions in light of their proposed activities on the premises. Existing tenants and contractors should answer the questions as they relate to ongoing activities on the premises and should update any information previously submitted.

      If additional space is needed to answer the questions, you may attach separate sheets of paper to this form. When completed, the form should be sent to the following address

                         INSIGNIA COMMERCIAL GROUP, INC.

                                1 Ada, Suite 270

                                Irvine, CA 92618

      Your cooperation in this matter is appreciated. If you have any questions, please call your property manager at (714) 753-4744 for assistance.

1.    GENERAL INFORMATION.

      Name of Responding Company:_______________________________________________
      Check all that apply:           Tenant        [ ]     Contractor  [ ]
                                      Prospective   [ ]     Existing    [ ]

      Mailing Address:__________________________________________________________

      Contact Person & Title:___________________________________________________

      Telephone Number: (   ) _____ - _____

      Current TIC Tenant(s):

      Address of Lease Premises:________________________________________________

      Length of Lease or Contract Term:_________________________________________

      Prospective TIC Tenant(s):

      Address of Proposed Lease Premises:_______________________________________

      Address of Current Operations:____________________________________________

      Describe the proposed operations to take place on the property, including principal products manufactured or services to be conducted. Existing tenants and contractors should describe any proposed changes to ongoing operations.__________________________________________
      __________________________________________________________________________

2. HAZARDOUS MATERIALS. For the purposes of this Survey Form, the term "hazardous material" means any raw material, product or agent considered hazardous under any state or federal law. The terms does not include wastes which are intended to be discarded.

      2.1   Will any hazardous materials be used or stored on site?

            Chemical Products         Yes        [ ]    No      [ ]

            Biological Hazards/       Yes        [ ]    No      [ ]
            Infectious Wastes

            Radioactive Materials     Yes        [ ]    No      [ ]

            Petroleum Products        Yes        [ ]    No      [ ]

      2.2 List any hazardous materials to be used or stored, the quantities that will be on- site at any given time, and the location and method of storage (e.g., bottles in storage closet on the premises).

                       Location and Method
Hazardous Materials         of Storage          Quantity
-------------------    --------------------     --------
___________________    ____________________     _________________

___________________    ____________________     _________________

___________________    ____________________     _________________

___________________    ____________________     _________________

      2.3 Is any underground storage of hazardous materials proposed or currently conducted on the premises? Yes [ ] No [ ]

            If yes, describe the materials to be stored, and the size and construction of the tank. Attach copies of any permits obtained for the underground storage of such substances._________________________
            ____________________________________________________________________

      3. HAZARDOUS WASTE. For the purposes of this Survey Form, the term "hazardous waste" means any waste (including biological, infectious or radioactive waste) considered hazardous under any state or federal law, and which is intended to be discarded.

      3.1 List any hazardous waste generated or to be generated on the premises, and indicate the quantity generated on a monthly basis.

                        Location and Method
                        of Storage Prior to
  Hazardous Waste            Disposal                Quantity
-------------------    ---------------------    -----------------
___________________    _____________________    _________________

___________________    _____________________    _________________

___________________    _____________________    _________________

___________________    _____________________    _________________

      3.2 Describe the method(s) of disposal (including recycling) for each waste. Indicate where and how often disposal will take place.

Hazardous Materials    Location of Disposal Site        Quantity
-------------------    -------------------------    -----------------
___________________    _________________________    _________________

___________________    _________________________    _________________

___________________    _________________________    _________________

___________________    _________________________    _________________

      3.3 Is any treatment or processing of hazardous, infections or radioactive wastes currently conducted or proposed to be conducted on the premise?
            Yes      [ ]     No    [ ]

            If yes, please describe any existing or proposed treatment methods.___________________________________________________
            ___________________________________________________________

      3.4 Attach copies of any hazardous waste permits or licenses issued to your company with respect to its operations on the premises.

4.    SPILLS.

      4.1   During the past year, have any spills or releases of hazardous
            materials occurred on the premises? Yes      [ ]     No    [ ]

      4.2   Were any agencies notified in connection with such spills?
            Yes      [ ]     No    [ ]

      4.3   Were any clean-up actions undertaken in connection with the spills?
            Yes      [ ]     No    [ ]

            If so, briefly describe the actions taken. Attach copies of any clearance letters obtained from any regulatory agencies involved and the results of any final soil or groundwater sampling done upon completion of the clean-up work.__________________________
            __________________________________________________________________

5.    WASTEWATER TREATMENT/DISCHARGE.

      5.1   Do you discharge industrial wastewater to:

            ____     storm drain?          ___      sewer?

            ____     surface water?        ___      no industrial discharge

      5.2   Is your industrial wastewater treated before discharge?
            Yes      [ ]     No    [ ]

      5.3 Attach copies of any wastewater discharge permits issued to your company with respect to its operations on the premises.

6.    AIR DISCHARGES.

      6.1 Do you have any air filtration systems or stacks that discharge into the air?
            Yes      [ ]     No    [ ]

      6.2   Do you operate any equipment that require air emissions permits?
            Yes      [ ]     No    [ ]

      6.3 Attach copies of any air discharge permits pertaining to these operations.

7.    HAZARDOUS MATERIAL DISCLOSURES.

      7.1 Does your company handle an aggregate of at least 500 pounds, 55 gallons or 200 cubic feet of hazardous material at any given time?
            Yes      [ ]     No    [ ]

      7.2 Has your company prepared a Hazardous Materials Disclosure - Chemical Inventory and Business Emergency Plan or similar disclosure document pursuant to state or county requirements?
            Yes      [ ]     No    [ ]

      7.3 Are any of the chemicals used in your operations regulated under Proposition 65?

            If so, describe the procedures followed to comply with these requirements._______________________________________________________

      7.4 Is your company subject to OSHA Hazard Communication Standard Requirements?
            Yes      [ ]     No    [ ]

            If so, describe the procedures followed to comply with these requirements._______________________________________________________

8.    ANIMAL TESTING.

      8.1 Does your company bring or intend to bring live animals onto the premises for research or development purposes? Yes ( ) No ( )

            If so, describe the activity. ______________________________________
            ____________________________________________________________________

      8.2 Does your company bring or intend to bring animal body parts or bodily fluids onto the premises for research or development purposes?
            Yes      [ ]     No    [ ]

9.    ENFORCEMENT ACTIONS, COMPLAINTS.

      9.1 Has your company ever been subject to any agency enforcement actions, administrative orders, lawsuits, or consent orders/decrees regarding environmental compliance or health and safety?
            Yes      [ ]     No    [ ]

            If so, describe the actions and any continuing obligations imposed as a result of these actions._______________________________________
            ____________________________________________________________________

      9.2 Has your company ever received any request for information, notice of violation or demand letter, complaint, or injury regarding environmental compliance or health and safety?
            Yes      [ ]     No    [ ]

      9.3 Has an environmental audit ever been conducted which concerned operations or activities on premises occupied by you?
            Yes      [ ]     No    [ ]

      9.4 If you answered "yes" to any questions in this section, describe the environmental action or complaint and any continuing compliance obligation imposed as a result of the same._______________________________________________________________
            ____________________________________________________________________

                                                  ______________________________
                                                  ______________________________

                                                  By:___________________________
                                                     Name:_____________________
                                                     Title:____________________

                                                     Date:_____________________

                                    EXHIBIT C

                             LANDLORD'S DISCLOSURES

                                    SPECTRUM

      The capitalized terms used and not otherwise defined in this Exhibit shall have the same definitions as set forth in the Lease. The provisions of this Exhibit shall supersede any inconsistent or conflicting provisions of the Lease.

      1. Landlord has been informed that the El Toro Marine Corps Air Station
(MCAS) has been listed as a Federal Superfund site as a result of chemical releases occurring over many years of occupancy. Various chemicals including jet fuel, motor oil and solvents have been discharged in several areas throughout the MCAS site. A regional study conducted by the Orange County Water District has estimated that groundwaters beneath more than 2,900 acres have been impacted by Trichloroethlene (TCE), an industrial solvent. There is a potential that this substance may have migrated into the ground water underlying the Premises. The U.S. Environmental Protection Agency, the Santa Ana Region Quality Control Board, and the Orange County Health Care Agency are overseeing the investigation/cleanup of this contamination. To the Landlord's current actual knowledge, the ground water in this are is used for irrigation purposes only, and there is no practical impediment to the use or occupancy of the Premises due to the El Toro discharges.

                                    EXHIBIT D

                               TENANT'S INSURANCE

      The following standards for Tenant's insurance shall be in effect at the Building. Landlord reserves the right to adopt reasonable nondiscriminatory modifications and additions to those standards. Tenant agrees to obtain and present evidence to Landlord that it has fully complied with the insurance requirements.

      1. Tenant shall, at its sole cost and expense, commencing on the date Tenant is given access to the Premises for any purpose and during the entire Term, procure, pay for and keep in full force and effect: (1) commercial general liability insurance with respect to the Premises and the operations of or on behalf of Tenant in, on or about the Premises, including but not limited to personal injury, owned and non-owned automobile, blanket contractual, independent contractors, broad form property damage (with an exception to any pollution exclusion with respect to damage arising out of heat, smoke or fumes from a hostile fire), fire and water legal liability, products liability (if a product is sold from the Premises)) liquor law liability (if alcoholic beverages are sold, served or consumed within the Premises), and severability or interest, which policy(ies) shall be written on an "occurrence" basis and for not less than the amount set forth in Item 13 of the Basic Lease Provisions, with a combined single limit (with a $50,000 minimum limit on fire legal liability) per occurrence for bodily injury, death, and property damage liability1 or the' current limit of liability carried by Tenant, whichever is greater, and subject to such increases in amounts as Landlord may determine from time to time; (ii) workers' compensation insurance coverage as required by law, together with employers' liability insurance; (iii) with respect to improvements, alterations, and the like required or permitted to be made by Tenant under this Lease, builder's :all-risk insurance, in an amount equal to the replacement cost of the work; (iv) insurance against fire, vandalism, malicious mischief and such other additional perils as may be included in a standard "all risk" form in furnishings, equipment and items of personal property of Tenant located in the Premises, in an amount equal to not less than ninety percent (90%) of their actual replacement cost (with replacement cost endorsement); and (v) business interruption insurance in amounts satisfactory to cover one (1) year of loss. In no event shall the limits of any policy be considered as limiting the liability of Tenant tinder this Lease.

      2. In the event Landlord consents to Tenant's use, generation or storage of Hazardous Materials on, under or about the Premises pursuant to Section 5.3 of this Lease, Landlord shall have the continuing right to require Tenant, at Tenant's sole cost and expense (provided the same is available for purchase upon commercially reasonable terms) to purchase insurance specified and approved by Landlord, with coverage not less than Five Million Dollars ($5,000,000.00), insuring (i) any Hazardous Materials shall be removed from the Premises, (ii) the Premises shall be restored to a clean, healthy, safe and sanitary condition, and (iii) any liability of Tenant, Landlord and Landlord's officers, directors, shareholders, agents, employees and representatives, arising from such Hazardous Materials.

      3. All policies of insurance required to be carried by Tenant pursuant to this Exhibit D containing a deductible exceeding Five Thousand Dollars ($5,000.00) per occurrence must be approved in writing by Landlord prior to the issuance of such policy. Tenant shall be solely responsible for the payment pf all deductibles.

      4. All policies of insurance required to be carried by Tenant pursuant to this Exhibit D shall be written by responsible insurance companies authorized to do business in the State of California and with a Best's rating of not less than "A" subject to final acceptance and approval by Landlord. Any insurance required of Tenant may be furnished by Tenant under any blanket policy carried by it or under a separate policy, so long as (i) the Premises are specifically covered (by rider, endorsement or otherwise), (ii) the limits of the policy are applicable on a "per location" basis to the Premises and provide for restoration of the aggregate limits, and (iii) the policy otherwise complies with the provisions of this Exhibit D. A true and exact copy of each paid up policy evidencing the insurance (appropriately authenticated by the insurer) or a certificate of insurance, certifying that the policy has been issued, provides the coverage required by this Exhibit D and contains the required provisions, shall be delivered to Landlord prior to the date Tenant is given the right of possession of the Premises. Proper evidence of the renewal of any insurance coverage shall also be delivered to Landlord not less than thirty (30) days prior to the expiration of die coverage. Landlord may at any time, and from (Line to time, inspect and/or copy any and all insurance policies required by this Lease.

      5. Each policy evidencing insurance required to be carried by Tenant pursuant to this Exhibit D shall contain the following provisions and/or clauses satisfactory to Landlord: (i) a provision that the policy and the coverage provided shall be primary and that any coverage carried by Landlord shall be noncontributory with respect to any policies carried by Tenant except as to workers' compensation insurance; (ii) a provision including Landlord, the Additional Insureds identified in Item 11 of the Basic Lease Provisions, and any other parties in interest designated by Landlord as an additional insured, except as to workers' compensation insurance; (iii) a waiver by the insurer of any right to subrogation against Landlord, its agents, employees, contractors and representatives which arises or might arise by reason of any payment under the policy or by reason of any act or omission of Landlord, its agents, employees, contractors or representatives; and (iv) a provision that the insurer will not cancel or change the coverage provided by the policy without first giving Landlord thirty (30) days prior written notice.

      6. In the event that Tenant fails to procure, maintain and/or pay for, at the times and for the durations specified in this Exhibit D, any insurance required by this Exhibit D, or fails to carry insurance required by any governmental authority, Landlord may at its election procure that insurance and pay the premiums, in which event Tenant shall repay Landlord all sums paid by Landlord, together with interest at the maximum rate permitted by law and any related costs or expenses incurred by Landlord, within ten (10) days following Landlord's written demand to Tenant.

                                    EXHIBIT E

                              RULES AND REGULATIONS

      This Exhibit sets forth the rules and regulations governing Tenant's use of the Premises leased to Tenant pursuant to the terms, covenants and conditions of the Lease to which this Exhibit is attached and therein made part thereof. In the event of any conflict or inconsistency between this Exhibit and the Lease, the Lease shall control.

      1. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises.

      2. The walls, walkways, sidewalks, entrance passages, courts and vestibules shall not be obstructed or used for any purpose other than ingress and egress of pedestrian travel to and from the Premises, and shall not be used for loitering or gathering, or to display, store or place any merchandise, equipment or devices, or for any other purpose. The walkways, entrance passageways, courts, vestibules and roof are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. No tenant employee or invitee of any tenant shall be permitted upon the roof of the Building.

      3. No awnings or other projection shall be attached to the outside walls of the Building. No security bars or gates, curtains, blinds, shades or screens shall he attached to or hung in, or used in connection with, any window or door of the Premises without the prior written consent of Landlord. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without the express written consent of Landlord.

      4. Tenant shall not mark, nail, paint, drill into, or in any way deface any part of the Premises or the Building. Tenant shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Landlord in writing. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by Tenant.

      5. The toilet rooms, urinals, wash bowls and other plumbing apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, caused it.

      6. Landlord shall direct electricians as to the manner and location of any future telephone wiring. No boring or cutting for wires will be allowed without the prior consent of Landlord. The locations of the telephones, call boxes and other office equipment affixed to the Premises shall be subject to the prior written approval of Landlord.

      7. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the permitted use of the Premises. No exterior storage shall be allowed at any time without the prior written approval of Landlord. The Premises shall not be used for cooking or washing clothes without the prior written consent of Landlord, or for lodging or sleeping or for any immoral or illegal purposes.

      8. Tenant shall not make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, phonograph, noise, or otherwise. Tenant shall not use, keep or permit to be used, or kept, any foul or obnoxious gas or substance in the Premises or permit or suffer the Premises to be used or occupied in any manner offensive or objectionable to Landlord or other occupants of this or neighboring buildings or premises by reason of any odors, fumes or gases.

      9. No animals shall be permitted at any time within the Premises.

      10. Tenant shall not use the name of the Building or the Project in connection with or in promoting or advertising the business of Tenant, except as Tenant's address, without the written consent of Landlord. Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's reasonable opinion, tends to impair the reputation of the Project or its desirability for its intended uses, and upon written notice from Landlord any Tenant shall refrain from or discontinue such advertising.

      11. Canvassing, soliciting, peddling, parading, picketing, demonstrating or otherwise engaging in any conduct that unreasonably impairs the value or use of the Premises or the Project are prohibited and each Tenant shall cooperate to prevent the same.

      12. No equipment of any type shall be placed on the Premises which in Landlord's opinion exceeds the load limits of the floor or otherwise threatens the soundness of the structure or improvements of the Building.

      13. No air conditioning unit or other similar apparatus shall be installed or used by any Tenant.

      14. No aerial antenna shall be erected on the roof or exterior walls of the Premises; or on the grounds, without in each instance, the prior written consent of Landlord. Any aerial or antenna so installed without such written consent shall be subject to removal by Landlord at any time without prior notice at the expense of the Tenant, and Tenant shall upon Landlord's demand pay a removal fee to Landlord of not less than $200.00.

      15. The entire Premises, including vestibules, entrances, doors, fixtures, windows and plate glass, shall at all times be maintained in a safe, neat and clean condition by Tenant. All trash, refuse and waste materials shall be regularly removed from the Premises by Tenant and placed in the containers at the locations designated by Landlord for refuse collection. All cardboard boxes must be "broken down" prior to being placed in the trash container. All styrofoam chips must be bagged or otherwise contained prior to placement in the trash container, so as not to constitute a nuisance. Pallets may not be disposed of in the trash container or enclosures. The burning of trash, refuse or waste materials is prohibited.

      16. Tenant shall use at Tenant's cost such pest extermination contractor as Landlord may direct and at such intervals as Landlord may require.

      17. All keys for the Premises shall be provided to Tenant by Landlord and Tenant shall return to Landlord any of such keys so provided upon the termination of the Lease. Tenant shill not change locks or install other locks on doors of the Premises, without the prior written consent of Landlord. In the event of loss of any keys furnished by Landlord for Tenant, Tenant shall pay to Landlord the costs thereof.

      18. No person shall enter or remain within the Project while intoxicated or under the influence of liquor or drugs. Landlord shall have the right to exclude or expel from the Project any person who, in the absolute discretion of Landlord, is under the influence of liquor or drugs.

            Landlord reserves the right to amend or supplement the foregoing Rules and Regulations and to adopt and promulgate additional rules and regulations applicable to the Premises. Notice of such rules and regulations and amendments and supplements thereto, if any, shall be given to the Tenant.

                                    EXHIBIT X

                             INDUSTRIAL WORK LETTER

                                DOLLAR ALLOWANCE

The Tenant Improvement work (herein "Tenant Improvements") shall consist of any work, including work in place as of the date hereof, required to complete the Premises pursuant to the approved Working Drawings and Specifications (as hereinafter defined). The Tenant Improvements shall not include the "Shell Building Work" (as defined in Article III below). All of the Tenant Improvement work shall be performed by the "Selected Contractor" (as hereinafter defined) and in accordance with the procedures and requirements set forth below.

I.    ARCHITECTURAL AND CONSTRUCTION PROCEDURES.

  A. Tenant and Landlord have approved, or shall approve within the time period set forth below, both (i) a detailed space plan for the Premises, prepared by Landlord's architect, which includes interior partitions, ceilings, interior finishes, interior doors, suite entrance, floor coverings, window coverings, lighting, electrical and telephone outlets, plumbing connections, heavy floor loads and other special requirements ("Preliminary Plan"), and (ii) an estimate, prepared by Landlord's contractor, of the cost for which Landlord will complete or cause to be completed the Tenant Improvements ("Preliminary Cost Estimate"). Tenant shall approve or disapprove each of the Pre1frniniy Plan and the Preliminary Cost Estimate by signing copies of the appropriate instrument and delivering same to Landlord within three (3) business days of its receipt by Tenant If Tenant disapproves any matter, Tenant shall specify in detail the reasons for disapproval and Landlord shall attempt to modify the Preliminary Plan and the Preliminary Cost Estimate to incorporate Tenant's suggested revisions in a mutually satisfactory manner. In no event, however, shall Tenant have the right to make additions to the Preliminary Plan as part of its approval thereof which would increase the improvements to be paid for by "Landlord's Contribution" (as hereinafter defined), it being understood and agreed that the Preliminary Plan submitted by Landlord's architect is intended to include all improvements desired by Tenant using Landlord's "Standards" (as hereinafter defined), whether or not the full amount of Landlord's Contribution would be required to complete construction of the improvements as shown in the Preliminary Plan. In all events, Tenant shall approve in all respects a Preliminary Plan and Preliminary Cost Estimate not later than the date set forth in Item 15 of the Basic Lease Provisions ("Plan Approval Date"), it being understood that Tenant's failure to do so shall constitute a "Tenant Delay" for purposes of this Lease.

  B. On or before the Plan Approval Date, Tenant shall provide in writing to Landlord or Landlord's architect all specifications and information requested by Landlord for the preparation of final construction documents and costing, including without limitation Tenant's final selection of wail and floor finishes, complete specifications and locations

      (including load and HVAC requirements) of Tenant's equipment, and details of all "Non-Standard Improvements" (as defined below) to be installed in the Premises (collectively, "Programming Information"). Tenant's failure to provide the Programming Information by the Plan Approval Date shall constitute a Tenant Delay for purposes of this Lease. Tenant understands that final construction documents for the Tenant Improvements shall be predicated on the Programming Information, and accordingly agrees that such information provided to Landlord is accurate and complete.

  C. Except as specified in the Preliminary Plan, the Tenant Improvements shall incorporate Landlord's building standard materials and specifications ("Standards") described with particularity in the Section entitled "Tenant Improvements" of that certain Outline Specification and Project Description Midtech Buildings Irvine Spectrum 6 (the "Outline Specifications"). A copy of the Outline Specifications is attached as
      Exhibit X-1 hereto. No deviations from the Standards shall be permitted, provided that Landlord may, in its reasonable discretion, authorize in writing one or more of such deviations if requested by Tenant Any excess cost of such deviations shall be part of "Tenant's Contribution" (as hereinafter defined). Notwithstanding anything to the contrary contained in the foregoing, Landlord shall in no event be required to approve any deviations from the Standards ("Non-Standard Improvements") if Landlord determines that such improvement (i) is of a lesser quality than the corresponding Standard, (ii) fails to conform to applicable governmental requirements, (iii) requires building services beyond the level normally provided to other tenants, (iv) would delay construction of the Tenant Improvements beyond the Estimated Commencement Date and Tenant declines to accept such delay in writing as a Tenant Delay, or (v) would have an adverse aesthetic impact from the exterior of the Premises.

  D. Upon Tenant's approval of the Preliminary Plan and Preliminary Cost Estimate and delivery of the complete Programming Information, Landlord's architect and engineers shall prepare and deliver to Tenant working drawings and specifications ("Working Drawings and Specifications") for the Tenant Improvements based on the Preliminary Plan. Tenant shall have three (3) business days from the receipt thereof to approve or disapprove the Working Drawings and Specifications. Tenant shall not unreasonably withhold or delay its approval, and any disapproval or requested modification shall be limited to items not contained in the approved Preliminary Plan or Preliminary Cost Estimate. Should Tenant disapprove the Working Drawings and Specifications, such disapproval shall be accompanied by a detailed list of revisions. Any revision requested by Tenant and reasonably accepted by Landlord shall be incorporated into a revised set of Working Drawings and Specifications, and Tenant shall approve same in writing within three (3) business days of receipt without further revision (provided said revised set of Working Drawings and Specifications complies with the applicable revision requested by Tenant and reasonably accepted by Landlord). Tenant's failure to comply in a timely manner with any of the requirements of this paragraph shall constitute a Tenant Delay. Without limiting the rights of Landlord for Tenant Delays as set forth herein, in the event Tenant has not approved the Working Drawings and Specifications within sixty (60) days following the date of this Lease for any reason other than the failure by Landlord to abide by the terms and conditions of this Work Letter, then Landlord may, at its option, elect to terminate this Lease by written notice to Tenant In the event Landlord elects to effect such a termination, Tenant shall, within ten (10) days following demand by Landlord, pay to Landlord any costs incurred by Landlord in connection with the preparation or review of plans, construction estimates, price quotations, drawings or specifications under this Work Letter and for all costs incurred in the preparation and execution of this Lease, including any leasing commissions.

  E. Upon Tenant's approval of the Working Drawings and Specifications, Landlord shall cause at least three (3) qualified general contractors to competitively bid the Tenant Improvements work. The lowest competitive bidder shall be awarded the contract for such Tenant Improvements work, except to the extent that Landlord shall demonstrate a commercially reasonable justification for choosing another bidder. Such contractor so awarded the contract for the Tenant Improvements work is herein referred to as the "Selected Contractor". Promptly following the completion of such bidding process, Landlord shall notify Tenant of the Selected Contractor's final bid amount for the Tenant Improvements work (the "Bid Amount"). lithe Bid Amount exceeds the Preliminary Cost Estimate, Landlord and Tenant shall cooperate in good faith, within three (3) business days thereafter, to "value engineer" the Tenant Improvements work to reduce the cost thereof. Upon completion of such process, Landlord shall execute a "fixed price" or "lump sum" construction contract with the Selected Contractor for the Bid Amount, as adjusted by any such "value engineering". Landlord shall cause the Tenant Improvements to be constructed in a good and wor1cn,i'lilce manner and substantially in accordance with the approved Working Drawings and Specifications (as modified by Changes approved by Landlord and Tenant). All materials and equipment furnished shall conform to such approved Working Drawings and Specifications and shall be of good quality. Landlord shall, promptly following notice from Tenant, rectify any noncompliance with the foregoing obligations at its sole cost and expense.

  F. In the event that Tenant requests in writing a revision in the approved Working Drawings and Specifications ("Change"), Landlord shall advise Tenant by written change order as soon as is practical of any increase in the Completion Cost and/or any Tenant Delay such Change would cause. Tenant shall approve or disapprove such change order in writing within three (3) business days following its receipt from Landlord. If such Change either involves a Non-Standard Improvement acceptable to Landlord, or if such Change would result in the Completion Cost exceeding the Landlord's Contribution, then Tenant's approval of such Change shall be accompanied by Tenant's payment of any such increase in the Completion Cost Landlord shall have the right to decline Tenant's request for a Change for any of the reasons set forth in Article LC above for Landlord's disapproval of a Non-Standard Improvement It is understood that Landlord shall have no obligation to interrupt or modify the Tenant Improvement work pending Tenant's approval of a change order.

  G. Notwithstanding any provision in the Lease to the contrary, if Tenant fails to comply with any of the time periods specified in this Work Letter, fails otherwise to approve or reasonably disapprove any submittal within three (3) business days, fails to approve in writing both the Preliminary Plan and Preliminaiy Cost Estimate for the Tenant Improvements by the Plan Approval Date, fails to provide all of the Programming Information requested by Landlord by the Plan Approval Date, fails to approve or disapprove in writing the Working Drawings and Specifications or the Final Cost Estimate within the time provided herein, requests any Changes, furnishes inaccurate or erroneous specifications or other information, or specifies materials that are not readily available (provided that Tenant was made aware by Landlord of the delay associated, or anticipated to be associated, with such Change or specification at the time of Tenant's request for such Change or materials) (any of the foregoing being referred to in this Lease as a "Tenant Delay"), then Tenant shall bear any resulting additional construction cost or other expenses, and the Commencement Date of this Lease shall be deemed to have occurred for all purposes, including Tenant's obligation to pay rent, as of the date Landlord reasonably determines that it would have been able to deliver the Premises to Tenant but for the collective Tenant Delays. In no event, however, shall such date be earlier than the Estimated Commencement Date set forth in the Basic Lease Provisions. Should Landlord determine that the Commencement Date should be advanced in accordance with the foregoing, it shall so notify Tenant in writing. Landlord's determination shall be conclusive unless Tenant notifies Landlord in writing, within five (5) days thereafter, of Tenant's election to contest same by arbitration with JAMS pursuant to Section 22.7 of the Lease. Pending the outcome of such arbitration proceedings, Tenant shall make timely payment of all rent due under this Lease based upon the Commencement Date set forth in the aforesaid notice from Landlord.

  H. Landlord shall permit Tenant and its agents to enter the Premises prior to the Commencement Date of the Lease in order that Tenant may perform any work to be performed by Tenant hereunder through its own contractors,. subject to Landlord's prior written approval, and in a manner and upon terms and conditions and at times satisfactory to Landlord's representative. The foregoing license to enter the Premises prior to the Commencement Date is, however, conditioned upon Tenant's contractors and their subcontractors and employees working in harmony and not interfering with the work being performed by Landlord. If at any time that entry shall cause disharmony or interfere with the work being performed by Landlord, this license may be withdrawn by Landlord upon twenty-four (24) hours written notice to Tenant That license is further conditioned upon the compliance by Tenant's contractors with all requirements imposed by Landlord on third party contractors, including without limitation the maintenance by Tenant and its contractors and subcontractors of workers' compensation and public liability and property damage insurance in amounts and with companies and on forms satisfactory to Landlord, with certificates of such insurance being furnished to Landlord prior to proceeding with any such entry. The entry shall be deemed to be under all of the provisions of the Lease except as to the covenants to pay rent. Except to the extent of the active negligence or willful misconduct of Landlord, or its authorized agents, contractors or employees, Landlord shall not be liable in any way for any injury, loss or damage which may occur to any such work being performed by Tenant, the same being solely at Tenant's risk. In no event shall the failure of Tenant's contractors to complete any work in the Premises extend the Commencement Date of this Lease beyond the date that Landlord has completed its Tenant Improvement work and tendered the Premises to Tenant.

  I. Tenant hereby designates Bill Worthen, Telephone No. (949) 453-0150, as its representative, agent and attorney-in-fact for the purpose of receiving notices, approving submittals and issuing requests for Changes, and Landlord shall be entitled to rely upon authorizations and directives of such person(s) as if given directly by Tenant. Tenant may amend the designation of its construction representative(s) at any time upon delivery of written notice to Landlord.

II.   COST OF TENANT IMPROVEMENTS.

  A. Landlord shall complete, or cause to be completed, the Tenant Improvements, at the construction cost shown in the Bid Amount (subject to the provisions of this Work Letter), in accordance with final Working Drawings and Specifications approved by both Landlord and Tenant Landlord shall pay towards the "Completion Cost" (as hereinafter defined) as incurred a maximum of Four Hundred Forty-Three Thousand Two Hundred Eighty-Nine Dollars ($443,289.00) ("Landlords Contribution"), based on Sixteen Dollars and Fifty Cents ($16.50) per square foot of the Premises, and Tenant shall be fully responsible for the remainder of the Completion Cost ("Tenant's Contribution"). Landlord's Contribution shall only be used for construction and installation of Standards incorporated into the approved Working Drawings and Specifications.

  B. The Completion Cost shall mean the following: (i) payments made to architects, engineers and other third party consultants in connection with the preparation of the Preliminary Plan and Working Drawings and Specifications, (ii) permit fees and other sums paid to governmental agencies, and (iii) costs of all labor and materials for construction of the Tenant Improvement work in accordance with the approved Working Drawings and Specifications. The Completion Cost shall also include an administrative! supervision fee to be paid to Landlord or to Landlord's management agent in the amount of five percent (5%) of all such costs.. Landlord, at its sole cost and expense, shall be responsible for and the Completion Cost shall not include (and Tenant shall have no responsibility for and Landlord's Contribution shall not be used for) the following: (a) costs attributable to the "Building Shell Work" defined below; (b) costs incurred to remove Hazardous Materials from the Premises or the Project;
      (c) attorneys' fees incurred in connection with negotiation of construction contracts, and attorneys' fees, experts' fees and other costs in connection with disputes with third parties; (d) interest and other costs of financing construction costs; (e) costs incurred as a consequence of delay (unless the delay is a "Tenant Delay" as herein defined), construction defects or default by the Selected Contractor; (1) costs recoverable by Landlord upon account of warranties and insurance; (g) restoration costs in excess of insurance proceeds as a consequence of casualties; (h) penalties and late charges attributable to Landlord's failure to pay construction costs; and (i) costs for which Landlord is responsible as provided in Section 2.4 of the Lease.

  C. Tenant shall pay to Landlord the amount of the Tenant's Contribution estimated by Landlord ("Landlord's Final Estimate") following the final bidding of the Tenant Improvement work and the execution of the construction contract with the Selected Contractor, as follows: (i) fifty percent (50%) of the Tenant's Contribution prior to the start of construction, and (ii) fifty percent (50%) within ten (10) days following notice from Landlord that the Tenant Improvements work is fifty percent (50%) completed. If the actual Completion Cost of the Tenant Improvements is greater than the Landlord's

      Final Estimate because of Changes, or because of Tenant Delays, then Tenant shall be responsible for all such additional costs; otherwise, Landlord shall be responsible for such additional costs. The balance of any sums not otherwise paid by Tenant shall be due and payable on or before the Commencement Date of this Lease. If Tenant defaults in the payment of any sums due under this Work Letter, Landlord shall (in addition to all other remedies) have the same rights as in the case of Tenant's failure to pay rent under the Lease.

III.  SHELL BUILDING WORK.

      Landlord shall complete, or cause to be completed at its sole cost and expense, the shell Building work as described with particularity in the Sections entitled "Site Work", "Building Shell" and "Lobby/Core Improvements" of the Outline Specifications attached as Exhibit X-1 hereto (collectively, the "Building Shell Work"). The Building Shell Work shall be constructed in a good and workmanlike manner. All materials and equipment furnished shall conform to the Outline Specifications (except to the extent that Landlord shall otherwise reasonably determine), and shall be of good quality. Landlord shall, promptly following notice from Tenant, rectify any noncompliance with the foregoing obligations at its sole cost and expense.

                  OUTLINE SPECIFICATION AND PROJECT DESCRIPTION

                                MIDTECH BUILDINGS

                                IRVINE SPECTRUM 6

                               THE IRVINE COMPANY

                                January 26, 1998

In addition to the Project Data and information provided on the attached drawings sheets, the following should be considered:

                                    SITE WORK

UTILITIES

      a) Underground storm drain system including catch basins, man holes,. and connections.

      b) Interior roof drains at front of building, sheet metal downspouts at rear of building.

      c)    Connect sewer from building to street. Include clean outs.

      d) Install electrical transformer on pad and connect underground conduits to building.

      e) Provide for telephone connection to the street with underground conduits between buildings.

      f)    Provide for underground natural gas to face of building.

      g) Provide metered domestic building water connection to the street. Include separate metered water connection for on-site landscape irrigation.

      h) Provide underground fire line/fire sprinkler water system including detector check assembly, fire hose connections, post indicator valves, fire hydrants, and main service into the site per local fire authority requirements.

SITE CONCRETE

      a) Provide concrete curbs, gutters and swales, in accordance with standards of the local municipality.

      b) Provide handicapped access curb ramps with 12" wide grooved warning strips, non slip surface and slopes, crossfall and side slopes per code.

      c) Construct new driveway entrances per city standards including off site work to patch as required.

      d) Construct 6" reinforced concrete trucking pad as shown with sealed expansion joints at approximately 24' on center and intermediate sawcut control joints. Broom finish. Reinforcement as recommended by Geotechnical report.

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

      e) Construct 6 reinforced truck ramps and ramp walls. Ramp walls may be tilt-up construction. Provide expansion joints, control joints, broom finish. Paint walls to match building.

      f) Construct exit stairs as shown of tilt-up construction and reinforced concrete steps. Paint walls.

SITE LIGHTING

      a) Provide additional pole mounted high pressure sodium cut-off light fixtures around the site to achieve minimum lighting levels per city security ordinance throughout site. Mount on 2' height concrete footing base.

HARDSCAPE

      a) Construct building entry plaza and lunch patio with textured concrete finish on 4" concrete slab. Provide 1/2" sealed expansion joints spaced apart as recommended by Geotechnical report.

      b) Construct 4" concrete walks over sand base with score line and expansion joints spaced apart as recommended by Geotechnical report, slab to be finished with medium salt or accent finish.

AC PAVING

      a) Provide standard paving over base at parking stalls and drive aisles to be used only by cars as recommended by Geotechnical report.

      b) Provide heavier duty paving over base at drive aisles which will be used by trucks as recommended by Geotechnical report.

      c)    Paving to be finished smooth with no sealer.

STRIPING & SIGNAGE

      a) Provide city standard parking lot striping double striped with compact and carpool stall identification.

      b) Stripe handicapped stalls with loading zone stripes and handicapped symbol per code.

      c) Provide other site signage for handicapped and accessibility directions as required, as well as other required surface markings and curb painting.

                                 BUILDING SHELL

CONCRETE SLAB

      a) Warehouse slab shall be 6' thick reinforced with wire mesh or re-bars over gravel base for 3,000 psi strength. Reinforcement and base. as recommended by Geotechnical report. Provide control joints throughout. Control joints may be sawcut if completed within twenty four hours of the pour.

         b) Office area slab shall be 6" thick reinforced over base and sand with visqueen vapor barrier centered in sand. Reinforcement,, base and sand thickness as recommended by Geotechnical report.

COLUMNS/STRUCTURAL FRAMES

         a) Standard section tube, pipe, or H steel roof columns full height with welded plates and connectors to accept roof framing structure.

         b) Standard section tube or H steel braced "K" frames as needed for lateral resistance.

ROOF STRUCTURE

      a) Steel carrying girders with continuous connectors and shear straps as needed, 24' clear height.

      b)    Steel trusses at 8' o.c. with steel connectors, straps and bracing.

      c) Panelized roof with 2 x 4 sub purlins at 24" o.c. and 1/2" structural grade OSB sheathing over Warehouse areas and 2 x 6 purlins over office areas.

      d) Provide supports and blockouts for roof mounted equipment, skylights, roof access hatch and roof drains per structural engineer's recommendation.

ROOF FINISH

      a) 4-ply built up fiberglass roof system (10 year warranty) complete with fiber cants, cap sheet, walking pads, and base flashing.

SMOKEHATCH SKYLIGHTS

      a) Provide 4' x 8' vented skylight smoke hatches with integral curb by Bristolite or equal. 2% coverage of warehouse area.

      b) Smokehatch skylight units shall have acrylic domes, and shall be double domed burglar resistant or outfitted with security bars, as required by local municipality.

WAREHOUSE CURTAINS

      a)    Provide separations to 50,000 SF.

      b) 6' deep measured from underside of roof sheathing. Smoke curtains made of 1/2" gyp. board on drywall frame or corrugated sheet metal with top and bottom angle stiffener. Seal all penetrations.

WALLS

      a) 7 1/2" thick concrete tilt-up full height and extended 18" below finish floor. Walls to be 5' below finished floor at trucking pad and elsewhere as indicated on grading and structural plans. Walls may be thicker at panels with openings and at shear wall panels, or may be thicker per structural engineer's requirements.

      b)    Add reinforcing steel for future expansion knock-outs as indicated.

      c) Include 3/4" deep integral reveals and feature recessed wall panel areas at exterior side.

      d) The exterior side of wall panels shall be sacked and patched as necessary to result in a smooth, uniform painted surface. Patching and sacking will also be performed on the edges and interior surfaces of door and window openings, and any accents or reveals to provide the same smooth , uniform painted surface as the exterior walls.

      e) Interior shell walls to be 3 5/8" wide 25 gauge or 6" wide 116 gauge steel studs as required at 24" o.c. or 2 x wood studs at 16" o.c. where indicated.

FIRE SPRINKLER

      a) Provide separate zoned system as best suited for this size and type of building.

      b) Provide .45 1 3,000 SF density system throughout entire wareh6use area.

      c) Ceiling drops into lobbies or core restrooms shall be fitted with adjustable nipples to allow for future adjustment.

      d)    Ceiling drops into tenant improved areas by tenant.

FOOTINGS

      a) Perimeter walls and interior shear walls to be supported by continuous type concrete footings. Step as necessary to conform with exterior finish grades.

      b)    Interior columns to be supported on concrete spread pad footings.

      c)    Dry pack under all walls and base plates.

MISC. STEEL

      a) Provide channel or double angle truck door jambs to 4' height and angle sill edge at all truck doors.

      b) Trellis to have structural steel perimeter members and perforated metal panel in-fill, painted finish.

      c)    Provide roof access ladder and roof hatch.

WINDOWS

      a) Provide 2" x 4 112" aluminum store front mullion system, front glazed with wallboard adapters at perimeter walls; Kynar or Duranar finish.

      b) Glazing to be 3/8" Laminated Tinted Reflective Glass by Spectrum. Guardian. PPG or equal.

      c) All first floor glass to be tempered. Tempered elsewhere per code. Provide spandrel glazing at shear wall and between floor space. where occurs.

MAN DOORS

      a) Provide 3' x 7' 18 ga. hollow metal doors and frames at all warehouse perimeter doors. Provide drip at top exterior. Paint finish.

      b) Hardware to include 3 ball bearing hinges, lever action exit from interior, key only from exterior, door stop, self closure, threshold and seals.

TRUCK DOORS

      a) Grade level truck doors to be 2 part vertical lift type with painted finish: Designed for 20 lb. wind load. Manually operated. Provide minimum air infiltration seals and locks.

      b) Dock high truck doors to be overhead sectional lift type with painted finish. Designed for 20 lb. wind load. Manually operated. Provide minimum air infiltration seals and locks.

ENTRY DOORS

      a) Pair 3' x 9' narrow stile aluminum entrance doors with 1/4" tempered glass.

      b) Provide door hardware including recessed floor closer, panic hardware, key entry, threshold, and pulls.

GLASS EXIT DOORS

      a) 3' x 9' narrow stile aluminum entrance door with 1/4" tempered reflective glass.

      b) Provide door hardware including overhead closer, panic hardware, threshold, seals, and key entry.

MEZZANINE FLOOR

      a)    Steel wide flange support beams with 3x wood plates.

      b) Wood TJI solid web trusses maximum 20" deep with end hangers and cross bracing.

      c)    3/4" structural plywood subfloor.

      d)    1 %" thick gypsum concrete floor fill.

      e) Provide all anchors, ties, straps, and block outs for ducts as needed.

      f) Design load of floor to be 80 lb. reduced live load plus 20lb. partition load.

STAIRS

      a) Wood framed stair construction with 2 x 16 cut stringers at 12" o.c. and 3/4" plywood over treads and risers. Treads / risers shall be glued and nailed to each stringer. Platform framed landings.

      b) Enclosure walls to be wood studs of 1-hour rated construction to roof with Type "X" gyp. board finish each side.

ELECTRICAL/COMMUNICATIONS

      a)    Service to building will be 277/480 volt, three phase, four wires.

      b) 1600 amp or 2000 amp 480 volt 3 phase 4 wire future service provided for, with additional conduit stubs for future upgrades. (Switchgear and tenant panels installed as part of the tenant improvement scope of work).

      c)    Transformer on grade with bus duct per electric utility purveyor.

      d) House meter installed to separately meter common interior and exterior electrical usage.

      e) PacBell service conduits provided to telephone backboard in main electrical room at each building. Fiber optic service available to site.

      f) 2 - 2" conduits provided to each building for future third party telephone service use.

      g) 1 -4" conduit between buildings for future inter-building communications.

DOCK EQUIPMENT

      a) Provide a pair of rubber dock bumpers 10" x 11" x 6" thick at each dock high door.

                            LOBBY I CORE IMPROVEMENTS

WALL FRAMING

      b) 25 gauge steel studs at 24" o.c. with top and bottom tracks and screw connections. 3-5/8" throughout except 6" at some plumbing walls. Provide wood studs at stairwell walls.

      c) Use 2 1/2" furring at all improved area concrete exterior walls and all improved area columns to 6" above finish ceiling height.

      d) Provide R-11 Fiberglass Batt insulation at exterior concrete walls within furring space: full height in improved areas and restroom walls where indicated.

CEILING

      a) Use light gauge steel studs or steel channels at solid drywall ceilings in lobby/core and restrooms, etc., 6" deep at 24" o.c. or as needed' per span. Provide bracing. Gypsum board ceilings at lobby/core and restrooms to be painted per finish schedule, with color to match standard wall color.

INSULATION

      a) Provide R-1 9 fiberglass batt insulation above ceiling or at the underside of roof structure directly over improved areas, and as required per acoustical analysis recommendations.

DRYWALL

      a) 5/8" drywall throughout all interior walls and over furring at improved area exterior walls.

      b)    Type "X" drywall all core walls, corridors.

      c)    Type "X" drywall at 1-hour rated stair wells.

      d)    Use 5/8" greenboard at restrooms and janitor rooms.

      e) All drywall at lobbies to receive painted finish of one standard color. Color options:

            a.  Benjamin Moore #960

            b.  Frazee #484.

CARPET

      a) Provide Bentley Mills "Pebble Point" textured loop carpeting at building entry lobbies. Color options:

            a.    PB328-6624 Bone

            b.    PB32B-6636 Kestrel

            c.    PB32B-6622 Ash Green

            d.    PB32B-6632 Graywood

TILE

      b) Provide 2" x 2" ceramic tile on thin set at all office area rest room floors; slope to floor drain. Color: Daltile "Almond" DK-35.

      c) Provide 4" x 4" full height glazed ceramic tile at all wet walls in restroom. Daltile Almond.

DOORS

      a) Provide solid core 1-3/4", 3' x 9' plain sliced white oak with Western Integrated clear anodized aluminum frame.

      b)    Provide 20 minute rating for all corridor doors.

FINISH HARDWARE

      a) Schlage "L" series dull chrome finish hardware throughout. Provide 3 ball bearing hinges. hardware stops, silencers, and concealed auto flush bolts for pairs.

      b)    Provide panic hardware at all rated doors to corridors, etc.

      c) Provide kick plates, push pulls arid handicapped signage at restrooms.

TOILET COMPARTMENTS

      a) Standard height floor mounted overhead braced metal toilet partitions throughout all restrooms by Global Steel Products Corporation Spectra 21 or equal. Baked enamel color to be Glogard #2103 Almond.

TOILET ROOMS

      a) Standard accessories for toilet paper, trash, seat covers, feminine napkins, soap, mirrors, etc. by Bobrick or equal for all restrooms. Recessed and semi-recessed.

      b) Warehouse toilet to have Armstrong Classic Corlon Seagate" #86526 Oyster sheet vinyl flooring and Marlite or equal wainscot, 4' high.

      c) Plastic laminate lavatory top with self-rimming porcelain sink(s) - Nevamar MR-7-1T.

CABINETS

      a) All restrooms to have lavatory counters/splashes with angle supports and laminated plastic finish.

      b)    Plastic laminate finish options:

            a.    Nevamar, Spa White, Textured #S-7-48T

            b.    Nevamar, Smoky White, Textured #S-7-27T

PAINT

      a)    All surfaces shall be painted unless noted to be finished otherwise.

      b) A standard spec. for paint such as by Frazee or Benjamin Moore shall be followed for all types of surfaces and conditions.

      c)    Semi-gloss at restrooms, storage rooms or as otherwise noted.

HVAC

      a) Rooftop package units as required for lobby/core and restroom areas. Units shall be mounted on factory supplied steel curbs, or shall be mounted on curbs constructed per structural engineer's recommendation, and a full sheet metal cap. All sides of curbs shall be provided with fiber cant strips prior to roofing or re-roofing.

      b) Thermostats set points 55 degrees F, control heating no more than 70 degrees F and cooling not less than 78 degrees F.

      c)    Ceiling supply and return diffusers, perforated face in ceiling.

      d) Exhaust fans provided at all restrooms and mechanical rooms, controlled by timer in electrical room.

      e) Roof loading criteria 1,600 lbs at first 1/3 of truss spans. No more than one unit at every other truss at each end of truss.

LIGHTING

      a) Double switch per Title 24. paired in double gang box. white plastic cover. 42" AFF. to switch centerline. 2x4 fluorescent fixture with prismatic lens. Provide parabolic lens at lobby I core fixtures.

      b) Exit signs to be internally illuminated, brushed stainless steel face.

OUTLETS

      a) Power: 15 amps 125 volt specification grade duplex receptacle mounted vertically, 15 AFF. to centerline, white plastic coverplate.

ELEVATOR

      a) Two stop 2,500 lb. Capacity hydraulic passenger elevator with standard finished cab, finished elevator shaft, elevator equipment and necessary mechanical/electrical devices associated with the installation.

FIRE SPRINKLER/PROTECTION

      a) Provide standard office type system at lobby/core areas semi-recessed heads, chrome finish.

      b) Provide fire extinguisher and fire extinguisher cabinets as required by fire department.

                               TENANT IMPROVEMENTS

WALL FRAMING

      a) 25 gauge steel studs at 24" o.c. with top and bottom tracks and screw connections. 3-5/8" throughout except 6 at some plumbing walls. Provide wood studs at stairwell walls.

      b) Use 2 1/2 furring at all office area concrete exterior walls and all office area columns to 6 above finish ceiling height.

      c) Provide R-11 Fiberglass Batt insulation at exterior concrete walls within furring space: full- height in office improved areas and restroom wails where indicated.

CEILING

      a) 2' x 4' suspended ceiling grid system in standard white finish by Donn or equal. Include all seismic anchors, compression struts and diagonal wires per code.

      b) Second Look Il #2776 white scored tile on Suprafine 9/16" T-bar grid.

INSULATION

      a) Provide R-1 9 fiberglass batt insulation at the underside of roof structure directly over improved tenant office areas, and as required per acoustical analysis recommendations.

DRYWALL

      b) 5/8" drywall throughout all interior walls and over furring at office area exterior walls.

      c) Type X" drywall all corridors, lunch room walls, and conference room walls.

      d) Type X" drywall at 1-hour rated stair wells and conference room, and 1-hour rated floor/ceiling at conference room.

      e)    Use 5/8" greenboard at restrooms and janitor rooms.

      f) All drywall at lobbies to receive painted finish of one standard color. Color options:

            a.    Benjamin Moore #960

            b.    Frazee #484.

CARPET

      a) Provide Designweave 971 Tempest Classic - direct glue down carpet at standard office areas. and corridors as indicated on the finish schedule. Color options:

            a.    836 "Graphite"

            b.    226 "Buckwheat"

            c.    236 "Sable"

            d.    968 "Silverwing"

            e.    967 "Platinum"

VINYL FLOORING & BASE

      a)    Provide 12 x 12 VCT Mannington Essentials. Color options:

            a.    129 Putty

            b.    131 Oyster White

            c.    112 Pewter

            d. 122 Glacier where indicated in the finish schedule. Include carpet edge trim.

      b)    Provide rubber stair treads at exit stair well stairs.

      c)    Provide 2 %" Burke rubber base at all walls. Color options:

            a.    "Pearl 137P

            b.    "Bluish White" '168P. Provide rubber stair base at all stairs.

      Note: Coordinated Office Tenant Improvement finishes to be per the following grid:

Carpet                        a, b or e                      d or e
 VCT                           a or b                        c or d
Paint                             a                             b
 Base                             a                             b
P. Lam                            a                             b

DOORS

      a) Provide solid core 1-3/4", 3' x 9' plain sliced white oak with Western Integrated clear anodized aluminum frame.

      b)    Provide 20 minute rating for all corridor doors.

OFFICE SIDELIGHTS

      a) All interior offices to have sidelight glazing adjacent to office entry door, minimum 2' wide x door height. Western Integrated, clear anodized aluminum frame with clear tempered glass.

FINISH HARDWARE

      a) Schlage "L" series dull chrome finish hardware throughout. Provide 3 ball bearing hinges, hardware stops, silencers, and concealed auto flush bolts for pairs.

      b)    Provide panic hardware at all rated doors to corridors, etc.

      c) Provide kick plates, push pulls and handicapped signage at restrooms.

CABINETS

      a) Coffee bar to have 8 lineal feet of plastic laminate faced upper and lower cabinets, flush overlay custom grade design with single stainless steel sink and garbage disposal at one location per tenant, adjacent to restrooms and / or building waste line.

      b)    Plastic laminate finish options:

            a.    Nevamar, Spa White, Textured #S-7-48T

            b.    Nevamar. Smoky White. Textured #S-7-27T

MINIBLINDS

      a) All exterior windows to have standard Meriak Industries PVC vertical blinds throughout. and all interior glass sidelites to have standard Bali Classic 1" horizontal miniblinds.

PAINT

      a)    All surfaces shall be painted unless noted to be finished otherwise.

      b) A standard spec. for paint such as by Frazee or Benjamin Moore shall be followed for all types of surfaces and conditions.

      c)    Eggshell wall paint finish at standard offices.

            a.    Benjamin Moore #960

            b.    Frazee #484 City Lights

      d) Semi-gloss at lunch room, restrooms, storage rooms or as otherwise noted.

HVAC

      a) Rooftop package units as required for improved areas. Units shall be mounted on factory. supplied steel curbs, or shall be mounted on curbs constructed per structural engineer's recommendation, and a full sheet metal cap. All sides of curbs shall be provided with fiber cant strips prior to roofing or re-roofing.

      b) Thermostats set points 55 degrees F, control heating no. more than 70 degrees F and cooling not less than 78 degrees F.

      c) Ceiling supply and return diffusers, perforated face in 2x4 ceiling grid.

      d) Exhaust fans provided at all restrooms and mechanical rooms, controlled by timer in electrical room.

      e) Roof loading criteria 1,600 lbs at first 1/3 of truss spans. No more than one unit at every other truss at each end of truss.

OFFICE LIGHTING

      a) Double switch per Title 24, paired in double gang box, white plastic cover, 42" AFF. to switch centerline. 2x4 fluorescent fixture with prismatic lens.

      b) Exit signs to be internally illuminated, brushed stainless steel face.

ELECTRICAL

      a) Electrical switchgear and tenant panels installed as part of tenant improvements.

      b) Power: 15 amps 125 volt specification grade duplex receptacle mounted vertically, 15" AFF, to centerline,, white plastic coverplate.

      c) Telephone: Single gang box with mud ring and pull string, mounted vertically, 15" AFF. to centerline, coverplate by telephone company. Conduit to grid:

FIRE SPRINKLER/PROTECTION

      a) Provide standard office type system at office areas semi-recessed heads, chrome finish.

      b) Provide fire extinguisher and fire extinguisher cabinets as required by fire department.

WAREHOUSE CURTAINS

      a)    Provide separations to 10,000 SF or as required by fire department.

      b) 6' deep measured from underside of roof sheathing. Smoke curtains made of 1/2" gyp. board on drywall frame or corrugated sheet metal and bottom angle stiffener. Seal all penetrations.

WAREHOUSE LIGHTING

      a) 400 w. metal halide high pressure sodium aluminum high bay fixtures for 20 fc general warehouse lighting.

      b) Exit signs to be internally illuminated, brushed stainless steel face.

DOCK EQUIPMENT

      a) Recessed mechanical dock levelers (25000 lb. capacity) as manufactured by Kelley Dock Systems or equal.

MECHANICAL SCREEN

      b) Vertical-ribbed corrugated metal siding equipment screen (size as indicated) attached to steel angle frames, and braced to roof. Paint to match building panels.

CONCRETE SLAB FINISHES

      c) Warehouse area slabs to be sealed with "Cementone" clear water-based concrete sealer as manufactured by L.M. Scofield Company.

      d) Warehouse floor joints/sawcuts shall be filled with Chemtron CP-2010 joint filler as manufactured by Chemtron Polymers, Inc., Lynnwood, WA.

                                    EXHIBIT Y

            [IRVINE SPECTRUM 6 WAREHOUSE/MID TECH PROJECT SITE PLAN]

                            FIRST AMENDMENT TO LEASE

I. PARTIES AND DATE.

      This First Amendment to Lease (the "Amendment") dated October 24, 2001, is by and between THE IRVINE COMPANY ("Landlord"), and ALSIUS CORPORATION, a California corporation ("Tenant").

II. RECITALS.

      On March 16, 1999, Landlord and Tenant entered into a lease ("Lease") for space in a building located at 15770 Laguna Canyon Road, Suite 150, Irvine, California ("Premises").

      Landlord and Tenant each desire to modify the Lease to extend the Lease Term, adjust the Basic Rent, and make such other modifications as are set forth in "III. MODIFICATIONS" next below.

III. MODIFICATIONS.

      A. Basic Lease Provisions. The Basic Lease Provisions are hereby amended as follows:

            1. Item 5 is hereby deleted in its entirety and substituted therefore shall be the following:

                  "5. Lease Term: The Term of this Lease shall expire at midnight on December 31, 2003."

            2. Item 6 is hereby amended by adding the following:

                  "Basic Rent: Commencing July 1, 2002, the Basic Rent shall be Twenty Two Thousand Two Hundred Ninety-Nine Dollars ($22,299.00) per month, based on $.83 per rentable square foot."

            3. Item 12 is hereby deleted in its entirety and substituted therefore shall be the following:

                  "12. Address for Payments and Notices:

                          LANDLORD

                          THE IRVINE COMPANY
                          c/o Insignia/ESG, Inc.
                          43 Discovery, Suite 120
                          Irvine, CA  92618

                          with a copy of notices to:

                          THE IRVINE COMPANY
                          Office Properties Division
                          P.O. Box 6370
                          Newport Beach, CA  92658-6370
                          Attn: Senior Vice President, Operation
                                Office Properties

                          TENANT

                          ALSIUS CORPORATION
                          15770 Laguna Canyon Road, Suite 150
                          Irvine, CA  92618

      E. Acceptance of Premises. Tenant acknowledges that the lease of the Premises pursuant to this Amendment shall be on an "as-is" basis without further obligation on Landlord's part as to improvements whatsoever.

      F. Landlord's Responsibilities. The reference in Subsection 2.4(iii) of the Lease to "during the initial 36-month Term of the Lease," is hereby amended to "during the Term of this Lease expiring on December 31, 2003."

      G. Right to Extend Lease. The provisions of Section 3.3 of the Lease shall remain in full force and effect, and shall be exercised, if at all, by the delivery of the "Commitment Notice" to Landlord to less than nine (9) months or more than twelve (12) months prior to the expiration of the Term as extended by this Amendment.

      H. Project Costs. The definition of "Project Costs" in Section 4.2(g) of the Lease is hereby amended to include the establishment of reasonable reserves for the replacement and/or repair of the Building as well as for Common Area improvements.

IV. GENERAL.

      A. Effect of Amendments. The Lease shall remain in full force and effect except to the extent that it is modified by this Amendment.

      B. Entire Agreement. This Amendment embodies the entire understanding between Landlord and Tenant with respect to the modifications set forth in "III. MODIFICATIONS" above and can be changed only by a writing signed by Landlord and Tenant.

      C. Counterparts. If this Amendment is executed in counterparts, each is hereby declared to be an original; all, however, shall constitute but one and the same amendment. In any action or proceeding, any photographic, photostatic, or other copy of this Amendment may be introduced into evidence without foundation.

      D. Defined Terms. All words commencing with initial capital letters in this Amendment and defined in the Lease shall have the same meaning in this Amendment as in the Lease, unless they are otherwise defined in this Amendment.

      E. Corporate and Partnership Authority. If Tenant is a corporation or partnership, or is comprised of either or both of them, each individual executing this Amendment for the corporation or partnership represents that he or she is duly authorized to execute and deliver this Amendment on behalf of the corporation or partnership and that this Amendment is binding upon the corporation or partnership in accordance with its terms.

      F. Attorneys' Fees. The provisions of the Lease respecting payment of attorneys' fees shall also apply to this Amendment.

V. EXECUTION.

      Landlord and Tenant executed this Amendment on the date as set forth in "I. PARTIES AND DATE" above.

LANDLORD:                                         TENANT:

                                                  ALSIUS CORPORATION,
THE IRVINE COMPANY                                a California corporation

By: /s/ William R. Halford
   ------------------------
William R. Halford                                By: /s/ Mike Ameli
President, Office Properties                         --------------------------
                                                  Title: V.P. MFG.
                                                        -----------------------

By: /s/ Christopher Popma                         By: /s/ Illegible
   ------------------------                          --------------------------
Christopher Popma                                 Title: Exec V.P. & C.F.O.
Vice President, Office Properties                       -----------------------

                            SECOND AMENDMENT TO LEASE

I. PARTIES AND DATE.

      This Second Amendment to Lease (the "Amendment") dated July 16, 2003, is by and between THE IRVINE COMPANY ("Landlord"), and ALSIUS CORPORATION, a California corporation ("Tenant").

II. RECITALS.

      On March 16, 1999, Landlord and Tenant entered into a lease ("Lease") for space in a building located at 15770 Laguna Canyon Road, Suite 150, Irvine, California ("Premises"), which lease was amended by a First Amendment to Lease dated October 24, 2001 (as amended, the "Lease").

      Landlord and Tenant each desire to modify the Lease to extend the Lease Term, adjust the Basic Rent, and make such other modifications as are set forth in "III. MODIFICATIONS" next below.

III. MODIFICATIONS.

      A. Basic Lease Provisions. The Basic Lease Provisions are hereby amended as follows:

            1. Item 5 is hereby deleted in its entirety and substituted therefore shall be the following:

                  "5. Lease Term: The Term of this Lease shall expire at midnight on December 31, 2004."

            2. Item 6 is hereby amended by adding the following:

                  "Basic Rent: Twenty Thousand Six Hundred Eighty-Seven Dollars ($20,687.00) per month, based on $.77 per rentable square foot."

            3. Item 12 is hereby amended by deleted Landlord's address for payments and notices and substituted therefore shall be the following:

                      "LANDLORD

                      THE IRVINE COMPANY
                      dba Office Properties
                      8105 Irvine Center Drive, Suite 300
                      Irvine, CA  92618
                      Attn: Vice President, Operations, Technology Portfolio"

                      with a copy of notices to:

                      THE IRVINE COMPANY
                      dba Office Properties
                      8105 Irvine Center Drive, Suite 300
                      Irvine, CA  92618
                      Attn: Senior Vice President, Operation
                            Office Properties

      B. Landlord's Responsibilities. The provisions in Section 2.4 of the Lease entitled "Landlord's Responsibilities" shall remain in full force and effect during the Term of the Lease as extended by the provisions of this Amendment.

      C. Right to Extend Lease. The provisions of Section 3.3 of the Lease entitled "Right to Extend this Lease" shall remain in full force and effect, with the "expiration date" as provided in said Section 3.3 being the expiration date of the Term as extended by the provisions of this Amendment.

      D. Acceptance of Premises. Tenant acknowledges that the lease of the Premises pursuant to this Amendment shall be on an "as-is" basis without further obligation on Landlord's part as to improvements whatsoever.

IV. GENERAL.

      A. Effect of Amendments. The Lease shall remain in full force and effect except to the extent that it is modified by this Amendment.

      B. Entire Agreement. This Amendment embodies the entire understanding between Landlord and Tenant with respect to the modifications set forth in "III. MODIFICATIONS" above and can be changed only by a writing signed by Landlord and Tenant.

      C. Counterparts. If this Amendment is executed in counterparts, each is hereby declared to be an original; all, however, shall constitute but one and the same amendment. In any action or proceeding, any photographic, photostatic, or other copy of this Amendment may be introduced into evidence without foundation.

      D. Defined Terms. All words commencing with initial capital letters in this Amendment and defined in the Lease shall have the same meaning in this Amendment as in the Lease, unless they are otherwise defined in this Amendment.

      E. Corporate and Partnership Authority. If Tenant is a corporation or partnership, or is comprised of either or both of them, each individual executing this Amendment for the corporation or partnership represents that he or she is duly authorized to execute and deliver this Amendment on behalf of the corporation or partnership and that this Amendment is binding upon the corporation or partnership in accordance with its terms.

      F. Attorneys' Fees. The provisions of the Lease respecting payment of attorneys' fees shall also apply to this Amendment.

V. EXECUTION.

         Landlord and Tenant executed this Amendment on the date as set forth in "I. PARTIES AND DATE" above.

LANDLORD:                                        TENANT:

                                                 ALSIUS CORPORATION,
THE IRVINE COMPANY                               a California corporation

By: /s/ Donald S. McNutt                         By:/s/ Mike Ameli
   ------------------------                         ------------------------
Donald S. McNutt, Senior Vice President          Name: Mike Ameli
Leasing, Office Properties                       Title: VP Mfg.


By: /s/ Steven E. Clayton                        By:/s/ Bill Worthen
   ------------------------                         ------------------------
Steven E. Claton, Vice President                 Name: Bill Worthen
Operations, Office Properties                    Title: CEO

                            THIRD AMENDMENT TO LEASE

I. PARTIES AND DATE.

      This Third Amendment to Lease (the "Amendment") dated July 21, 2004, is by and between THE IRVINE COMPANY ("Landlord"), and ALSIUS CORPORATION, a California corporation ("Tenant").

II. RECITALS.

      On March 16, 1999, Landlord and Tenant entered into a lease ("Lease") for space in a building located at 15770 Laguna Canyon Road, Suite 150, Irvine, California ("Premises"), which lease was amended by a First Amendment to Lease dated October 24, 2001, and by a Second Amendment to Lease dated July 16, 2003 (as amended, the "Lease").

      Landlord and Tenant each desire to modify the Lease to extend the Lease Term, adjust the Basic Rent, and make such other modifications as are set forth in "III. MODIFICATIONS" next below.

III. MODIFICATIONS.

      A. Basic Lease Provisions. The Basic Lease Provisions are hereby amended as follows:

            1. Item 5 is hereby deleted in its entirety and substituted therefore shall be the following:

                  "5. Lease Term: The Term of this Lease shall expire at midnight on December 31, 2005."

            2. Item 6 is hereby amended by adding the following:

                  "Commencing January 1, 2005, the Basic Rent shall continue to be Twenty Thousand Six Hundred Eight-Seven ($20,687.00) per month, based on $.77 per rentable square foot."

      B. Landlord's Responsibilities. The provisions in Section 2.4 of the Lease entitled "Landlord's Responsibilities" shall remain in full force and effect during the Term of the Lease as extended by the provisions of this Amendment.

      C. Right to Extend Lease. The provisions of Section 3.3 of the Lease entitled "Right to Extend this Lease" shall remain in full force and effect, with the "expiration date" as provided in said Section 3.3 being the expiration date of the Term as extended by the provisions of this Amendment.

      D. Acceptance of Premises. Tenant acknowledges that the lease of the Premises pursuant to this Amendment shall be on an "as-is" basis without further obligation on Landlord's part as to improvements whatsoever.

IV. GENERAL.

      A. Effect of Amendments. The Lease shall remain in full force and effect except to the extent that it is modified by this Amendment.

      B. Entire Agreement. This Amendment embodies the entire understanding between Landlord and Tenant with respect to the modifications set forth in "III. MODIFICATIONS" above and can be changed only by a writing signed by Landlord and Tenant.

      C. Counterparts. If this Amendment is executed in counterparts, each is hereby declared to be an original; all, however, shall constitute but one and the same amendment. In any action or proceeding, any photographic, photostatic, or other copy of this Amendment may be introduced into evidence without foundation.

      D. Defined Terms. All words commencing with initial capital letters in this Amendment and defined in the Lease shall have the same meaning in this Amendment as in the Lease, unless they are otherwise defined in this Amendment.

      E. Corporate and Partnership Authority. If Tenant is a corporation or partnership, or is comprised of either or both of them, each individual executing this Amendment for the corporation or partnership represents that he or she is duly authorized to execute and deliver this Amendment on behalf of the corporation or partnership and that this Amendment is binding upon the corporation or partnership in accordance with its terms.

      F. Attorneys' Fees. The provisions of the Lease respecting payment of attorneys' fees shall also apply to this Amendment.

V. EXECUTION.

      Landlord and Tenant executed this Amendment on the date as set forth in "I. PARTIES AND DATE" above.

LANDLORD:                                  TENANT:

THE IRVINE COMPANY                         ALSIUS CORPORATION,
                                           a California corporation

By: /s/ William R. Halford
   --------------------------              By: /s/ Mike Ameli
William R. Halford, President                 ------------------------
Office Properties                          Name: Mike Ameli
                                           Title: VP Mfg.

By: /s/ Steven E. Clayton                  By: /s/ William Worthen
   -------------------------                  ------------------------
Steven E. Clayton, Vice President          Name: William Worthen
Operations, Office Properties              Title: CEO

                            FOURTH AMENDMENT TO LEASE

I. PARTIES AND DATE.

      This Second Amendment to Lease (the "Amendment") dated September 20, 2005, is by and between THE IRVINE COMPANY ("Landlord"), and ALSIUS CORPORATION, a California corporation ("Tenant").

II. RECITALS.

      On March 16, 1999, Landlord and Tenant entered into a lease ("Lease") for space in a building located at 15770 Laguna Canyon Road, Suite 150, Irvine, California ("Premises"), which lease was amended by a First Amendment to Lease dated October 24, 2001, and by a Second Amendment to Lease dated July 16, 2003, and by a Third Amendment to Lease dated July 21, 2004. The foregoing lease, as so amended, is hereinafter referred to as the "Lease."

      Landlord and Tenant each desire to modify the Lease to extend the Lease Term, adjust the Basic Rent, and make such other modifications as are set forth in "III. MODIFICATIONS" next below.

III. MODIFICATIONS.

      A. Basic Lease Provisions. The Basic Lease Provisions are hereby amended as follows:

            1. Item 5 is hereby deleted in its entirety and substituted therefore shall be the following:

                  "5. Lease Term: The Term of this Lease shall expire at midnight on December 31, 2006."

            2. Item 6 is hereby amended by adding the following:

                  "Commencing January 1, 2006, the Basic Rent shall be Twenty-Two Thousand Two Hundred Ninety-Nine Dollars ($22,299.00) per month, based on $.83 per rentable square foot."

            3. Item 12 is hereby amended by deleted Landlord's address for payments and notices and substituted therefore shall be the following:

                          "LANDLORD

                          THE IRVINE COMPANY
                          550 Newport Center Drive
                          Newport Beach, CA  92660
                          Attn: Senior Vice President, Operations

                          Irvine Office Properties

                          with a copy of notices to:

                          THE IRVINE COMPANY
                          550 Newport Center Drive
                          Newport Beach, CA  92660
                          Attn:  Vice President, Operations
                          Irvine Office Properties, Technology Portfolio"

      B. Right to Extend Lease. The provisions of Section 3.3 of the Lease entitled "Right to Extend this Lease" shall remain in full force and effect, with the "expiration date" as provided in said Section 3.3 being the expiration date of the Term as extended by the provisions of this Amendment.

      C. Landlord's Responsibilities. The provisions in Section 2.4(iii) of the Lease shall remain in full force and effect during the Term of the Lease as extended by the provisions of this Amendment.

      D. Maintenance and Repair. Sections 7.1 and 7.2 of the Lease are hereby amended to provide that Landlord's obligation to provide service, maintenance and repair to air condition, heating and ventilating equipment servicing the Premises shall not apply to supplemental HVAC system(s), if any, installed by Tenant and servicing only the Premises, and that Landlord shall maintain in good repair, as a "Project Cost," all Building exterior glass.

      E. Acceptance of Premises. Tenant acknowledges that the lease of the Premises pursuant to this Amendment shall be on an "as-is" basis without further obligation on Landlord's part as to improvements whatsoever.

IV. GENERAL.

      A. Effect of Amendments. The Lease shall remain in full force and effect except to the extent that it is modified by this Amendment.

      B. Entire Agreement. This Amendment embodies the entire understanding between Landlord and Tenant with respect to the modifications set forth in "III. MODIFICATIONS" above and can be changed only by a writing signed by Landlord and Tenant.

      C. Counterparts. If this Amendment is executed in counterparts, each is hereby declared to be an original; all, however, shall constitute but one and the same amendment. In any action or proceeding, any photographic, photostatic, or other copy of this Amendment may be introduced into evidence without foundation.

      D. Defined Terms. All words commencing with initial capital letters in this Amendment and defined in the Lease shall have the same meaning in this Amendment as in the Lease, unless they are otherwise defined in this Amendment.

      E. Corporate and Partnership Authority. If Tenant is a corporation or partnership, or is comprised of either or both of them, each individual executing this Amendment for the corporation or partnership represents that he or she is duly authorized to execute and deliver this Amendment on behalf of the corporation or partnership and that this Amendment is binding upon the corporation or partnership in accordance with its terms.

Attorneys' Fees. The provisions of the Lease respecting payment of attorneys' fees shall also apply to this Amendment.

V. EXECUTION.

      Landlord and Tenant executed this Amendment on the date as set forth in "I. PARTIES AND DATE" above.

LANDLORD:                                TENANT:

                                         ALSIUS CORPORATION,
THE IRVINE COMPANY                       a California corporation

By: /s/ Steven M. Case                   By: /s/ Mike Ameli
   -----------------------------            --------------------------
Steven M. Case, Senior Vice President    Name: Mike Ameli
Leasing, Office Properties               Title: VP Mfg.

By: /s/ Steven E. Claton                 By: /s/ Bill Worthen
   -----------------------------            --------------------------
Steven E. Claton, Vice President         Name: Bill Worthen
Operations                               Title: CEO

CHICAGO TITLE COMPANY                          This document was electronically
                                               recorded by CHICAGO TITLE COMPANY

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:                         Recorded in Official Records,
                                               County of Orange Gary L.
                                               Granville, Clerk-Recorder
Orrick, Herrington & Sutcliffe LLP
777 South Figueroa Street, Suite 3200
Los Angeles, California 90017
Attention: Richard C. Mendelson, Esq.          [RECORDING BAR CODE AND NUMBER]
RE: NYL Irvine Spectrum VII Portfolio
    (15770 Laguna Canyon Rd., Suite 150)

                                           (Space Above for Recorder's Use Only)

                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT

            NOTICE: THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT RESULTS IN YOUR LEASEHOLD ESTATE IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

            THIS SUBORDINATION NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "AGREEMENT") is entered into as of March 16,2001, by and between NEW YORK LIFE INSURANCE COMPANY, a New York mutual insurance company ("BENEFICIARY"), ALSIUS CORPORATION, a California corporation ("LESSEE"), and THE IRVINE COMPANY, a Delaware corporation ("Lessor").

                                   WITNESSETH

            WHEREAS, Lessee has entered into that certain lease dated March 16, 1999,(as amended and as may be further amended or modified from time to time, the "Lease"), with Lessor covering certain space (the "PREMISES") located in and upon the real property described in Exhibit A attached hereto, and

            WHEREAS, Beneficiary has made a first mortgage loan (the "LOAN") to Lessor, secured by a first lien Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (the "DEED OF TRUST") covering the Premises, which requires that the Lease is subordinated to the lien of the Deed of Trust, and

            WHEREAS, the parties hereto desire expressly to subordinate the Lease to the lien of the Deed of Trust, it being a covenant of Lessor in favor of Beneficiary that the. lien and charge of the Deed of Trust be unconditionally and at all times prior and superior to the leasehold interests and estates created by the Lease, and

            NOW, THEREFORE, in consideration of the mutual covenants contained herein and of other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

            1. Notwithstanding anything to the contrary set forth in the Lease, the Lease and the leasehold estate created thereby and all of Lessee's rights thereunder shall be and shall at all times remain subject, subordinate and inferior to the Deed of Trust and the lien thereof and all rights of Beneficiary thereunder and to any and all renewals, modifications, consolidations, replacements and extensions thereof.

            2. Lessee hereby declares, agrees and acknowledges that:

                  (a) Beneficiary would not make the Loan without this
Agreement: and

                  (b) Beneficiary, in making disbursements pursuant to the agreements evidencing and securing the Loan, is under no obligation or duty to oversee or direct the application of the proceeds of such disbursements and such proceeds may be used by Lessor for purposes other than improvement of the Premises.

            3. In the event of foreclosure of the Deed of Trust, or upon a sale of the property encumbered thereby pursuant to the Trustee's power of sale contained therein, or upon a transfer of said property by deed in lieu of foreclosure, then so long as Lessee is not in default under any of the terms, covenants, or conditions of the Lease, or otherwise at Beneficiary's election, the Lease shall continue in full force and effect as a direct lease between the succeeding owner of the property and Lessee, upon and subject to all of the terms, covenants and conditions (except as set forth in Section 7 hereof) of the Lease for the balance of the term of the Lease. Lessee hereby agrees to attorn to and accept any such successor owner as landlord under the Lease, and to be bound by and perform all of the obligations imposed by the Lease, and Beneficiary or any such successor owner of the property will not disturb the possession of Lessee. and will be bound by all of the obligations imposed by the Lease upon the landlord thereunder; provided, however, that Beneficiary, or any purchaser at a trustee's or sheriff's sale or any successor owner of the property shall not be:

                  (a) liable for any act or omission of a prior landlord (including Lessor); or

                  (b) subject to any offsets or defenses which Lessee might have against any prior landlord (including Lessor); or

                  (c) bound by any rent or additional rent which Lessee might have paid in advance to any prior landlord (including Lessor) for a period in excess of one month; or

                  (d) bound by any agreement or modification of the Lease made without the written consent of Beneficiary (or Beneficiary's deemed approval pursuant to the express provisions of the Deed of Trust or the "Related Documents" (as defined in the Deed of Trust)); or

                  (e) liable or responsible for or with respect to the retention, application and/or return to Lessee of any security deposit paid to any prior lessor (including Lessor), whether or not still held by such prior lessor, unless and until Beneficiary or such other purchaser has actually received for its own account as lessor the full amount of such security deposit.

            4. Upon the written request of either Beneficiary or Lessee to the other given at the time of a foreclosure, trustee's sale or deed in lieu thereof, the parties agree to execute a lease of the Premises upon the same terms and conditions as the Lease between Lessor and Lessee, which lease shall cover any unexpired term of the Lease existing prior to such foreclosure, trustee's sale or conveyance in lieu of foreclosure.

            5. From and after the date hereof, in the event of any act or omission by Lessor which would give Lessee the right, either immediately or after the lapse of time, to terminate the Lease or to claim a partial or total eviction or to offset against the rental due under the Lease any amount due Lessee as a result of a breach by Lessor, Lessee will not exercise any such right: (a) until it has given written notice of such act to Beneficiary at Beneficiary's address specified in Paragraph 10 hereof, and (b) until the same period of time as is given to Lessor under the Lease to cure such act or omission shall have elapsed following such giving of notice to Beneficiary and following the time when Beneficiary shall have become entitled under the Deed of Trust to remedy the same.

            6. Lessor, as landlord under the Lease and trustor under the Deed of Trust, agrees for itself and its heirs, successors and assigns, that: (a) this agreement does not (i) constitute a waiver by Beneficiary of any of its rights under the Deed of Trust, and/or (ii) in any way release Lessor from its obligation to comply with the terms, provisions, conditions, covenants, agreements and clauses of the Deed of Trust; (b) the provisions of the Deed of Trust remain in full force and effect and must be complied with by Lessor; and
(c) upon the occurrence, but only during the continuation of an Event of Default under the Deed of Trust. Lessee may pay all rent and all other sums due under the Lease to Beneficiary as provided in this Agreement. In all events, the liability of Beneficiary or any purchaser to Lessee shall be limited and restricted to their interest in the Premises and shall in no event exceed such interest.

            7. Lessee acknowledges that it has notice that the Lease and the rent and all other sums due thereunder have been assigned or are to be assigned to Beneficiary as security for the Loan secured by the Deed of Trust. In the event that Beneficiary notifies Lessee of a default under the Deed of Trust and demands that Lessee pay its rent and all other sums due under the Lease to Beneficiary, Lessee agrees that it will honor such demand and pay its rent and all other sums due under the Lease directly to Beneficiary or as otherwise required pursuant to such notice until such time as Beneficiary notifies Lessee that its rent and all other sums may be paid to Lessor.

            8. Any provision of this Agreement to the contrary notwithstanding, Beneficiary shall have no obligation or incur any liability, with respect to the erection and completion of the building in which the Premises are located or for completion of the Premises or any improvements for Lessee's use and occupancy. Beneficiary agrees that it shall execute customary waivers and consents with respect to trade fixtures as to any customary financing obtained by Lessee in connection therewith.

            9. Lessee from and after the date hereof shall send a copy of any notice of default under the Lease to Beneficiary at the address of Beneficiary specified in Section 10 hereof at the same time such notice or statement is sent to Lessor under the Lease.

            10. All notices hereunder shall be deemed to have been duly given if mailed by United States registered or certified mail, with return receipt requested, postage prepaid to Beneficiary at the following address (or at such other address as shall be given in writing by Beneficiary to Lessee) and shall be deemed complete upon any such mailing:

                 NEW YORK LIFE iNSURANCE COMPANY
                 51 Madison Avenue
                 New York, New York 10010

                 Attn: Real Estate Vice President-Loan Administration Division,
                       Real Estate Department

 with a copy to: ORRICK, HERRINGTON & SUTCLIFFE LLP
                 777 South Figueroa Street, Suite 3200
                 Los Angeles, CA 90017-5832
                 Attn: Richard C. Mendelson, Esq.

            11. This Agreement supersedes any inconsistent provisions of the Lease, and may not be amended or modified except by an agreement in writing executed by all parties hereto.

            12. Nothing contained in this Agreement shall be construed to derogate from or in any way impair or affect the lien and charge or provisions of the Deed of Trust, except as specifically set forth herein.

            13. This Agreement shall inure to the benefit of the parties hereto, their successors and permitted assigns; provided, however, that in the event of the assignment or transfer of the interest of Beneficiary, all obligations and liabilities of Beneficiary under this Agreement accruing after the effective date of such assignment or transfer shall be the responsibility of the party to whom Beneficiary's interest is assigned or transferred; and provided further that the interest of Lessee under this Agreement may not be assigned or transferred without the prior written consent of Beneficiary.

            14. Lessee agrees that this Agreement satisfies any condition or requirement in the Lease relating to the granting of a non-disturbance agreement.

            15. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

            IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first set forth above.

            NOTICE: THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT CONTAINS A PROVISION WHICH ALLOWS LESSOR TO OBTAIN A LOAN, ALL OR A PORTION OF WHICH MAY BE EXPENDED FOR PURPOSES OTHER THAN IMPROVEMENTS OF THE PROPERTY.

                           BENEFICIARY:

                           NEW YORK LIFE INSURANCE COMPANY,
                           a New York mutual insurance company

                           By: /s/ Mary B. Hebron
                               -----------------------------------
                           Name: Mary B. Hebron
                                 ---------------------------------
                           Title: Assistant Vice President
                                  --------------------------------

                           LESSOR:

                           THE IRVINE COMPANY,
                           a Delaware corporation

                           By: /s/ William R. Halford
                               -----------------------------------
                           Name: William R. Halford
                           Title: President, Office Properties

                           By: Nancy E. Trujillo
                               -----------------------------------
                           Name: Nancy E. Trujillo
                           Title: Assistant Secretary

                           LESSEE:

                           ALSIUS CORPORATION,
                           a California corporation

                           By: /s/ Bruce D. Nye
                               -----------------------------------
                           Name: Bruce D. Nye
                                 ---------------------------------
                           Title: Executive Vice President
                                  Chief Financial Officer
                                  --------------------------------

                                    EXHIBIT A

                                LEGAL DESCRIPTION

            THE LAND REFERRED TO HEREIN IS SITUATED TN THE STATE OF CALIFORNIA. COUNTY OF ORANGE, CITY OF IRVINE, DESCRIBED AS FOLLOWS:

      REFER TO EXHIBIT A-1

                                   EXHIBIT A-1

                                LEGAL DESCRIPTION

All that certain land situated in the State of California, County of Orange described as follows:

PARCELS 1,2,4 AND S OF PARCEL MAP NO. 95-139, IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP FILED iN BOOK 296, PAGES 7 THROUGH 10 OF PARCEL MAPS, RECORDS OF ORANGE COUNTY, CALIFORNIA.

STATE OF California              )
                                 ) SS
COUNTY OF Orange                 )

On, 3/16, 2001, before me, Barbara Frankos, a Notary Public in and for said State, personally appeared Bruce D. Nye,. (or proved to me on the basis of satisfactory evidence) to be the person whose name is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his authorized capacity, and that by his signature on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

      WITNESS my hand and official seal.

Signature /s/ Barbara Frankos                   (Seal)
          ---------------------------

[CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENTS HERE]